     As filed with the Securities and Exchange Commission on March 20, 1998

                                                      Registration Nos. 33-73404
                                                                        811-8236
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /x/



                           Pre-Effective Amendment No.                  / /


                         Post-Effective Amendment No. 19                /x/




                                       and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/




                                Amendment No. 19                        /x/



                          ----------------------------

                                 Northern Funds
               (Exact Name of Registrant as Specified in Charter)

                              207 E. Buffalo Street
                                    Suite 400
                           Milwaukee, Wisconsin 53202
                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 1-800-595-9111

                            Jeffrey A. Dalke, Esquire
                           Drinker Biddle & Reath LLP
                    1100 Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [ ] on (date) pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [X] on March 30, 1998 pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of beneficial interest

                                 NORTHERN FUNDS
                               MID CAP GROWTH FUND


                              CROSS REFERENCE SHEET

                             Pursuant to Rule 485(a)
                        under the Securities Act of 1933


Form N-1A Item Number                               Location
---------------------                               ---------

Part A                                              Prospectus Caption
------                                              ------------------

1.  Cover Page...................................   Cover Page

2.  Synopsis.....................................   Expense Summary

3.  Condensed Financial Information..............   Financial Highlights

4.  General Description of Registrant............   Cover Page; Investment
                                                    Information; Additional Investment
                                                    Information, Risks and
                                                    Considerations; Management;
                                                    Further Information

5.  Management of the Fund.......................   Management; Opening an
                                                    Account and Purchasing
                                                    Shares; Redeeming and
                                                    Exchanging Shares

5A. Management's Discussion of
     Fund Performance............................   Not Applicable

6.  Capital Stock and Other Securities...........   Opening an Account and Purchasing
                                                    Shares; Redeeming and Exchanging
                                                    Shares; Distributions and Taxes;
                                                    Further Information

7.  Purchase of Securities Being Offered.........   Opening an Account and Purchasing
                                                    Shares; Redeeming and Exchanging
                                                    Shares

8.  Redemption or Repurchase.....................   Redeeming and Exchanging Shares


9.  Pending Legal Proceedings....................   Not Applicable

                                 NORTHERN FUNDS


                                   PROSPECTUS


                                 March 30, 1998


                               MONEY MARKET FUNDS
                                Money Market Fund
                        U.S. Government Money Market Fund

                    U.S. Government Select Money Market Fund



                           Municipal Money Market Fund


                     California Municipal Money Market Fund

                               FIXED INCOME FUNDS
                              U.S. Government Fund
                     Short-Intermediate U.S. Government Fund

                          Intermediate Tax-Exempt Fund


                     California Intermediate Tax-Exempt Fund



                      Florida Intermediate Tax-Exempt Fund
                                Fixed Income Fund


                                 Tax-Exempt Fund
                             Arizona Tax-Exempt Fund
                           California Tax-Exempt Fund
                         International Fixed Income Fund

                                  EQUITY FUNDS
                               Income Equity Fund
                                Stock Index Fund
                               Growth Equity Fund
                               Select Equity Fund


                               Mid Cap Growth Fund


                              Small Cap Index Fund
                                 Small Cap Fund
                        International Growth Equity Fund
                        International Select Equity Fund
                                 Technology Fund

                                 NORTHERN FUNDS


Investment Advisers:


THE NORTHERN TRUST COMPANY


Northern Trust Quantitative Advisors, Inc.                    Transfer Agent and
50 S. LaSalle Street                                          Custodian:
Chicago, Illinois 60675                                       The Northern Trust
1-800-595-9111                                                Company




        The shares offered by this Prospectus represent interests in Northern Funds, a no-load management investment company consisting of twenty-five funds (the "Funds") designed to offer investors a range of investment opportunities.



         Each Fund, other than the Stock Index, Small Cap Index and Small Cap Funds, is advised by The Northern Trust Company ("Northern Trust"). The Stock Index, Small Cap Index and Small Cap Funds are advised by Northern Trust Quantitative Advisors, Inc. ("NTQA" and, together with Northern Trust, the "Investment Advisers"). Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their customers for their services in connection with investments.


         Northern Funds consists of the following portfolios:

                 MONEY MARKET FUNDS:
                      Money Market Fund
                      U.S. Government Money Market Fund

                      U.S. Government Select Money Market Fund



                      Municipal Money Market Fund


                      California Municipal Money Market Fund


                 FIXED INCOME FUNDS:
                      U.S. Government Fund
                      Short-Intermediate U.S. Government Fund
                      Intermediate Tax-Exempt Fund
                      California Intermediate Tax-Exempt Fund
                      Florida Intermediate Tax-Exempt Fund
                      Fixed Income Fund
                      Tax-Exempt Fund
                      Arizona Tax-Exempt Fund
                      California Tax-Exempt Fund
                      International Fixed Income Fund


                 EQUITY FUNDS:
                      Income Equity Fund
                      Stock Index Fund
                      Growth Equity Fund
                      Select Equity Fund

                      Mid Cap Growth Fund


                      Small Cap Index Fund
                      Small Cap Fund
                      International Growth Equity Fund
                      International Select Equity Fund
                      Technology Fund

           This Prospectus provides information about the Funds that you should know before investing. It should be read and retained for future reference. Further information is included in a statement of additional information dated March 30, 1998 (the "Additional Statement"), which is incorporated by reference herein. For a free copy, write to Northern Funds' distributor, Sunstone Distribution Services, LLC, at 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 or call 1-800-595-9111. The Securities and Exchange Commission maintains a World Wide Web Site (http://www.sec.gov) that contains the Additional Statement and other information regarding Northern Funds. The California Municipal Money Market, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are not available in certain states. Please call 1-800-595-9111 to determine availability in your state.


         SHARES OF NORTHERN FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.


         THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND, U.S. GOVERNMENT SELECT MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND OR CALIFORNIA MUNICIPAL MONEY MARKET FUND (TOGETHER, THE "MONEY MARKET FUNDS") WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


         THE CALIFORNIA MUNICIPAL MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER AND, THEREFORE, INVESTMENTS IN THIS FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is March 30, 1998.

                                TABLE OF CONTENTS



                                                                             Page

HIGHLIGHTS..................................................................   1

EXPENSE SUMMARY.............................................................   8

FINANCIAL HIGHLIGHTS........................................................  13

INVESTMENT INFORMATION......................................................  24
    Money Market Funds......................................................  24
         Money Market Fund..................................................  24
         U.S. Government Money Market Fund..................................  25
         U.S. Government Select Money Market Fund...........................  25
         Municipal Money Market Fund........................................  25
         California Municipal Money Market Fund.............................  26
         Other Information..................................................  27
    Fixed Income Funds......................................................  28
         U.S. Government Fund, Short-Intermediate U.S.
              Government Fund and Fixed Income Fund.........................  28
         Intermediate Tax-Exempt Fund, California
              Intermediate Tax-Exempt Fund, Florida
              Intermediate Tax-Exempt Fund, Tax-Exempt
              Fund, Arizona Tax-Exempt Fund and California
              Tax-Exempt Fund...............................................  29
         International Fixed Income Fund....................................  30
    Equity Funds............................................................  32
         Income Equity Fund.................................................  32
         Stock Index Fund...................................................  32
         Growth Equity Fund.................................................  34
         Select Equity Fund.................................................  34
         Mid Cap Growth Fund................................................  34
         Small Cap Index Fund...............................................  35
         Small Cap Fund.....................................................  37
         International Growth Equity Fund...................................  38
         International Select Equity Fund...................................  38
         Technology Fund....................................................  39
         Other Information..................................................  40
    California Funds, Florida Intermediate Tax-Exempt Fund,
         Arizona Tax-Exempt Fund -- Additional Risks and
         Considerations.....................................................  40
    Technology Fund -- Additional Risks and Considerations..................  42
    International Funds -- Further Information..............................  43
    Fundamentals of Fixed Income Investing..................................  44

ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS.................  45
    Description of Securities and Investment Techniques.....................  45
    Investment Restrictions.................................................  65

OPENING AN ACCOUNT AND PURCHASING SHARES....................................  67

    Purchasing Shares Directly from the Funds.............................  67
    Purchasing Shares Through Northern Trust and Other
         Institutions....................................................   69
    Additional Purchase Information......................................   70

REDEEMING AND EXCHANGING SHARES..........................................   71
    Redeeming and Exchanging Directly from the Funds.....................   71
    Redeeming and Exchanging Through Northern Trust and
         Other Institutions..............................................   75
    Additional Redemption and Exchange Information.......................   75

DISTRIBUTIONS AND TAXES..................................................   77
    Distributions........................................................   77
    Taxes    ............................................................   78
    Tax Table............................................................   83

MANAGEMENT...............................................................   84
    Board of Trustees....................................................   84
    Investment Advisers, Transfer Agent and Custodian....................   84
    Administrator and Distributor........................................   90
    Service Organizations................................................   90
    Expenses ............................................................   91

FURTHER INFORMATION......................................................   92
    Determining Share Price..............................................   92
    Advertising Performance..............................................   93
    Voting Rights........................................................   95
    Shareholder Reports..................................................   95
    Retirement Plans.....................................................   96
    Miscellaneous........................................................   96

HIGHLIGHTS

Q.       WHAT IS NORTHERN FUNDS?


A. Northern Funds is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. Northern Funds presently consists of twenty-five portfolios, including money market, domestic and international fixed income and equity portfolios.


         MONEY MARKET FUNDS

         MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

         U.S. GOVERNMENT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in obligations of the U.S. government, its agencies and instrumentalities and related repurchase agreements.



         U.S. GOVERNMENT SELECT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing solely in obligations of the U.S. government, its agencies and instrumentalities.


         MUNICIPAL MONEY MARKET FUND seeks, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.


         CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks to provide to its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

         FIXED INCOME FUNDS

         U.S. GOVERNMENT FUND seeks a high level of current income from investment in U.S. government securities while maintaining a dollar-weighted average maturity between one and ten years.

         SHORT-INTERMEDIATE U.S. GOVERNMENT FUND seeks a high level of current income from investment in a broad range of U.S. government securities while maintaining a dollar-weighted average maturity between two and five years.


         INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years.


         CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years.


         FLORIDA INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.


         FIXED INCOME FUND seeks a high level of current income from investment in fixed income securities while maintaining a dollar-weighted average maturity between seven and twelve years.


         TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

         ARIZONA TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

         CALIFORNIA TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

         INTERNATIONAL FIXED INCOME FUND seeks to maximize total return consistent with reasonable risk by investing primarily in bonds and other fixed income securities of foreign issuers while maintaining a dollar-weighted average maturity between three and eleven years.

         EQUITY FUNDS

         INCOME EQUITY FUND seeks a high level of current income by investing principally in convertible and other equity securities with long-term capital appreciation as a secondary objective.


         STOCK INDEX FUND seeks investment results, before expenses, approximating the aggregate price and dividend performance of the securities included in the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index").


         GROWTH EQUITY FUND seeks long-term capital appreciation by investing principally in common and preferred stocks and convertible securities of growth companies.

         SELECT EQUITY FUND seeks long-term capital appreciation by investing principally in common stocks of growth companies.


         MID CAP GROWTH FUND seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Standard & Poor's MidCap 400 Stock Index ("S&P 400 Index") at the time of investment.



         SMALL CAP INDEX FUND seeks investment results, before expenses, approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index (the "Russell Index").


         SMALL CAP FUND seeks long-term capital appreciation by investing principally in equity securities of companies with market capitalizations that are below the median capitalization of stocks listed on the New York Stock Exchange.

         INTERNATIONAL GROWTH EQUITY FUND seeks long-term capital appreciation by investing principally in equity securities of foreign issuers.

         INTERNATIONAL SELECT EQUITY FUND seeks long-term capital appreciation by investing principally in common stocks of foreign issuers that Northern Trust believes to be growing more rapidly than their respective markets.

         TECHNOLOGY FUND seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock.


         Each portfolio is described in further detail in this Prospectus.


Q.       WHO ADVISES THE FUNDS?


A. The Northern Trust Company ("Northern Trust"), the principal subsidiary of Northern Trust Corporation, serves as investment adviser to each Fund, other than the Stock Index, Small Cap Index and Small Cap Funds. Northern Trust also serves as the Funds' transfer agent and custodian. The Stock Index, Small Cap Index and Small Cap Funds are advised by Northern Trust Quantitative Advisors, Inc. ("NTQA" and, together with Northern Trust, the "Investment Advisers"). Northern Trust and its affiliates administered $1 trillion in assets as of December 31, 1997 in various capacities, including $196.5 billion for which Northern Trust and its affiliates had investment management responsibility. See "Management."


Q.       WHAT ARE THE POTENTIAL RISKS PRESENTED BY THE FUNDS' INVESTMENT
         PRACTICES?


A. Investing in the Funds involves the risks common to any investment in securities. The market value of fixed income securities, which constitutes a major part of the investments of several of the Funds, will generally vary inversely with changes in prevailing interest rates as described below under "Investment Information -- Fundamentals of Fixed Income Investing." The Fixed Income Funds will invest in securities rated investment grade or higher, or unrated securities of comparable quality. However, the International Funds may invest up to 5% of their total assets, and the Equity Funds may invest up to 10% of their total assets (35% for the Income Equity Fund), in convertible securities rated below investment grade. Several of the Funds may invest a substantial portion of their assets in foreign securities directly, and indirectly through the purchase of European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and American Depository Receipts ("ADRs"). These Funds may also enter into foreign currency exchange contracts. Foreign securities may be subject to certain risks in addition to those inherent in U.S. investments, including the possible imposition of exchange control regulations, freezes on convertibility of currency and adverse changes in foreign currency exchange rates. The International Fixed Income Fund, as well as Northern Funds' two other international investment portfolios, may concentrate investments in issuers located in certain industrialized countries and may also invest in issuers located in emerging countries.


         Certain risks are presented by the California Municipal Money Market Fund, the California Intermediate Tax-Exempt Fund, the California Tax-Exempt Fund (the "California Funds"), the Arizona Tax-Exempt Fund and the Florida Intermediate Tax-Exempt Fund as a result of their investments in Municipal Instruments of issuers located in particular states. See "California Funds, Arizona Tax- Exempt Fund and Florida Intermediate Tax-Exempt Fund Additional Risks and Considerations." In addition, the California Funds, the Arizona Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund and International Fixed Income Fund are non-diversified funds, which means their portfolios can be dependent upon the performance of securities of a smaller number of issuers than is the case with the other Funds, which are diversified funds. The Funds may engage in certain transactions involving puts and calls. Further, certain of the Funds may invest in the stocks of smaller companies which present greater risk and price volatility. The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers which may involve leveraging. The Funds may also purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. The Funds may invest up to 15% (10% in the case of the Money Market Funds) of their net assets in illiquid securities.


         The Funds may also purchase "derivative" instruments. "Derivative" instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include (but are not limited to) interest rate and currency swaps, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse" floaters). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the "derivative" instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a "derivative" instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a "derivative" instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some "derivative" instruments are more complex than others, and for those instruments that have been developed recently, complete information is lacking regarding their actual performance over entire market cycles. The Investment Advisers will evaluate the risks presented by the "derivative" instruments purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that the Investment Advisers' evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in "derivative" instruments.


         The foregoing is a summary of certain of the potential risks presented by the Funds' investment practices. Details regarding these and other risks presented by the policies of the Funds are described under "Additional Investment Information, Risks and Considerations."

Q.       HOW DOES ONE BUY AND REDEEM SHARES?

A. Shares of the Funds are distributed by Sunstone Distribution Services, LLC. Shares may be purchased directly from Northern Funds or through a qualified account at Northern Trust or certain other institutions. Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their customers for their services in connection with investments. The minimum initial investment for purchases directly with Northern Funds is $2,500 ($500 for an IRA and $250 under the Automatic Investment Plan). The minimum for subsequent investments is $50. Northern Trust or other organizations may impose particular customer account requirements such as minimum account sizes.

         Northern Trust anticipates that the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt, Mid Cap Growth and Small Cap Index Funds will commence operations during the current calendar year.


         Additional share purchase and redemption information for both purchases and redemptions directly with Northern Funds or through qualified accounts is provided below under "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares."

Q.       WHAT SHAREHOLDER SERVICES ARE AVAILABLE?

A. Northern Funds offers the advantage of automatic dividend reinvestment in shares of the same Fund or in another Northern Fund, exchange privileges among Northern Funds should your investment goals change, telephone exchange and redemption privileges, an Automatic Investment Plan (with a reduced minimum initial investment) and a Systematic Withdrawal Plan. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares." Shares of Northern Funds may be purchased in connection with a variety of tax-sheltered retirement plans. See "Further Information -- Retirement Plans."

Q.       WHEN ARE DISTRIBUTIONS MADE?


A. Dividends from the net investment income of the Money Market Funds, the U.S. Government Fund, the Short-Intermediate U.S. Government Fund, the Intermediate Tax-Exempt Fund, the California Intermediate Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund, the Fixed Income Fund, the Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Tax-Exempt Fund are declared daily and paid monthly. Dividends from the net investment income of the International Fixed Income Fund are declared and paid quarterly. Dividends of the other Funds are declared and paid as follows: Income Equity Fund -- monthly; Stock Index Fund, Growth Equity Fund and Mid Cap Growth Fund -- quarterly; Select Equity Fund, Small Cap Index Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund -- annually.


         Net realized capital gains of each Fund are distributed at least annually. See "Distributions and Taxes."

EXPENSE SUMMARY

         The following tables will help you understand the expenses you will bear directly or indirectly as a shareholder of the Funds. Shareholder Transaction Expenses are charges you pay when buying or selling Fund shares. Annual Operating Expenses are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on this information are also provided.


                                                                                              CALI-
                                                                       U.S.                  FORNIA
                                                          U.S.         GOV'T      MUNI-       MUNI-
                                                          GOV'T        SELECT     CIPAL       CIPAL
                                               MONEY      MONEY        MONEY      MONEY       MONEY
                                              MARKET      MARKET       MARKET     MARKET      MARKET

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Charge Imposed on
     Purchases .........................        None        None        None        None        None
    Sales Charge Imposed on Reinvested
     Distributions .....................        None        None        None        None        None
    Deferred Sales Charge Imposed on
     Redemptions .......................        None        None        None        None        None
    Redemption Fees(1) .................        None        None        None        None        None
    Exchange Fees ......................        None        None        None        None        None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees (after fee
     reductions and waivers) ...........        0.40%       0.40%       0.40%       0.40%       0.40%
    12b-1 Fees .........................        0.00%       0.00%       0.00%       0.00%       0.00%
    Other Expenses (after fee
     reductions and reimbursements) ....        0.15%       0.15%       0.15%       0.15%       0.15%
                                               -----       -----       -----       -----       -----

TOTAL OPERATING EXPENSES(2)
    (After Fee Reductions, Waivers
     and Reimbursements) ...............        0.55%       0.55%       0.55%       0.55%       0.55%
                                               =====       =====       =====       =====       =====

EXAMPLE OF EXPENSES(3)
    Based on the foregoing table, you
     would pay the following expenses on
     a $1,000 investment, assuming a 5%
     annual return and redemption at the
     end of each time period:
    One Year ...........................       $   6       $   6       $   6       $   6       $   6
    Three Years ........................       $  18       $  18       $  18       $  18       $  18
    Five Years .........................       $  31       $  31       $  31       $  31       $  31
    Ten Years ..........................       $  69       $  69       $  69       $  69       $  69


(1)      A fee of $15.00 may be applicable for each wire redemption.
(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

         Except as noted in the next sentence, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1997. The figures shown for the U.S. Government Select Money Market and California Municipal Money Market Funds have been restated to reflect anticipated fees during the next twelve months. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 0.60% for each Fund; "Other Expenses" would have been 0.30%, 0.36%, 0.37%, 0.30% and 0.34%, respectively, for the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds; and "Total Operating Expenses" would have been 0.90%, 0.96%, 0.97%, 0.90%, and 0.94%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

                                                                SHORT-                        CALIFORNIA      FLORIDA
                                                  U.S.        INTERMEDIATE    INTERMEDIATE   INTERMEDIATE   INTERMEDIATE      FIXED
                                               GOVERNMENT    U.S. GOVERNMENT   TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT      INCOME

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
   Imposed on Purchases ...............            None            None           None            None           None         None
  Sales Charge Imposed on
   Reinvested Distributions ...........            None            None           None            None           None         None
  Deferred Sales Charge Imposed
   on Redemptions .....................            None            None           None            None           None         None
  Redemption Fees(1) ..................            None            None           None            None           None         None
  Exchange Fees .......................            None            None           None            None           None         None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after fee
   reductions and waivers) ............            0.75%           0.75%          0.70%           0.70%          0.70%        0.75%
  12b-1 Fees ..........................            0.00%           0.00%          0.00%           0.00%          0.00%        0.00%
  Other Expenses (after fee
   reductions and reimbursements) .....            0.15%           0.15%          0.15%           0.15%          0.15%        0.15%
                                                  -----           -----          -----           -----          -----        -----

TOTAL OPERATING EXPENSES(2)
  (After Fee Reductions, Waivers and
   Reimbursements) ....................            0.90%           0.90%          0.85%           0.85%          0.85%        0.90%
                                                  =====           =====          =====           =====          =====        =====

EXAMPLE OF EXPENSES(3)
  Based on the foregoing table, you
  would pay the following expenses on a
  $1,000 investment, assuming a 5%
  annual return and redemption at the
  end of each time period:
  One Year ............................           $   9           $   9          $   9           $   9          $   9        $   9
  Three Years .........................           $  29           $  29          $  27           $  27          $  27        $  29
  Five Years ..........................           $  50             N/A          $  47             N/A            N/A        $  50
  Ten Years ...........................           $ 111             N/A          $ 105             N/A            N/A        $ 111




                                                                ARIZONA       CALIFORNIA    INTERNATIONAL
                                                TAX-EXEMPT     TAX-EXEMPT     TAX-EXEMPT    FIXED INCOME

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
   Imposed on Purchases ...............            None            None           None           None
  Sales Charge Imposed on
   Reinvested Distributions ...........            None            None           None           None
  Deferred Sales Charge Imposed
   on Redemptions .....................            None            None           None           None
  Redemption Fees(1) ..................            None            None           None           None
  Exchange Fees .......................            None            None           None           None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (after fee
   reductions and waivers) ............            0.70%           0.70%          0.70%          0.90%
  12b-1 Fees ..........................            0.00%           0.00%          0.00%          0.00%
  Other Expenses (after fee
   reductions and reimbursements) .....            0.15%           0.15%          0.15%          0.25%
                                                  -----           -----          -----          -----

TOTAL OPERATING EXPENSES(2)
  (After Fee Reductions, Waivers and
   Reimbursements) ....................            0.85%           0.85%          0.85%          1.15%
                                                  =====           =====          =====          =====

EXAMPLE OF EXPENSES(3)
  Based on the foregoing table, you
  would pay the following expenses on a
  $1,000 investment, assuming a 5%
  annual return and redemption at the
  end of each time period:
  One Year ............................           $   9           $   9          $   9          $  12
  Three Years .........................           $  27           $  27          $  27          $  37
  Five Years ..........................           $  47             N/A            N/A          $  64
  Ten Years ...........................           $ 105             N/A            N/A          $ 140


(1)      A fee of $15.00 may be applicable for each wire redemption.
(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

         Except as noted below, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1997. Since the Florida Intermediate Tax-Exempt and California Tax-Exempt Funds did not commence investment operations until August 15, 1996 and April 8, 1997, respectively, and the Short-Intermediate U.S. Government, California Intermediate Tax-Exempt and Arizona Tax-Exempt Funds had not commenced operations as of the date of this prospectus, "Other Expenses" for those Funds is based on estimated amounts the Fund expects to pay during the current fiscal year. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 0.75% for the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds; "Other Expenses" would have been 0.34%, 0.42%, 0.32%, 0.37%, 1.56%, 0.37%, 0.35%, 0.50%, 0.39% and 1.06%,
respectively, for the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and International Fixed Income Funds; and "Total Operating Expenses" would have been 1.09%, 1.17%, 1.07%, 1.12%, 2.31%, 1.12%, 1.10%,
1.25%, 1.14% and 1.96%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."


                                                                                                    INTER-     INTER-
                                                                         MID CAP  SMALL            NATIONAL   NATIONAL
                                      INCOME   STOCK   GROWTH   SELECT   GROWTH    CAP     SMALL    GROWTH     SELECT       TECH-
                                      EQUITY   INDEX   EQUITY   EQUITY    FUND    INDEX     CAP     EQUITY     EQUITY      NOLOGY

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Charge
     Imposed on Purchases ......       None     None     None     None     None    None     None      None      None        None
    Sales Charge Imposed on
     Reinvested Distributions ..       None     None     None     None     None    None     None      None      None        None
    Deferred Sales Charge
     Imposed on Redemptions ....       None     None     None     None     None    None     None      None      None        None
    Redemption Fees(1) .........       None     None     None     None     None    None     None      None      None        None
    Exchange Fees ..............       None     None     None     None     None    None     None      None      None        None

ANNUAL OPERATING EXPENSES
(as a percentage of
  average net assets)
    Management Fees (after
     fee reductions
   and waivers) ................       0.85%    0.40%    0.85%    0.85%    0.85%   0.50%    0.85%     1.00%     1.00%       1.00%
    12b-1 Fees .................       0.00%    0.00%    0.00%    0.00%    0.00%   0.00%    0.00%     0.00%     0.00%       0.00%
    Other Expenses (after
     fee reductions and
     reimbursements) ...........       0.15%    0.15%    0.15%    0.15%    0.15%   0.15%    0.15%     0.25%     0.25%       0.25%
                                       ----     ----     ----     ----     ----    ----     ----      ----      ----        ----

                                                                                                      INTER-      INTER-
                                                                         MID CAP   SMALL             NATIONAL    NATIONAL
                                      INCOME   STOCK   GROWTH   SELECT   GROWTH     CAP     SMALL     GROWTH      SELECT      TECH-
                                      EQUITY   INDEX   EQUITY   EQUITY    FUND     INDEX     CAP      EQUITY      EQUITY     NOLOGY

TOTAL OPERATING EXPENSES(2)
    (After Fee Reductions,
      Waivers and
      Reimbursements) .............    1.00%    0.55%   1.00%    1.00%     1.00%    0.65%    1.00%      1.25%      1.25%      1.25%
                                       ====     ====    ====     ====      ====     ====     ====       ====       ====       ====

EXAMPLE OF EXPENSES(3)
    Based on the foregoing table,
    you would pay the following
    expenses on a $1,000
    investment, assuming a 5%
    annual return and redemption
    at the end of each time period:
    One Year ......................    $ 10     $  6    $ 10     $ 10      $ 10     $  7    $ 10        $ 13       $ 13       $13
    Three Years ...................    $ 32     $ 18    $ 32     $ 32      $ 32     $ 21    $ 32        $ 40       $ 40       $40
    Five Years ....................    $ 55      N/A    $ 55     $ 55       N/A      N/A    $ 55        $ 69       $ 69       N/A
    Ten Years .....................    $123      N/A    $123     $123       N/A      N/A    $123        $152       $152       N/A



(1)      A fee of $15.00 may be applicable for each wire redemption.
(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

--------------------


         Except as noted below, the above information reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1997. Since the Stock Index Fund did not commence investment operations until October 7, 1996, and the Mid Cap Growth and Small Cap Index Funds have not commenced investment operations as of the date of this Prospectus, "Other Expenses" for those Funds is based on estimated amounts the Fund expects to pay during the current fiscal year. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 1.00%, 0.60%, 1.00%, 1.20%, 1.00%, 0.65%, 1.20%, 1.20%, 1.20% and 1.20%, respectively, of the average daily net assets of the Income Equity, Stock Index, Growth Equity, Select Equity, Mid Cap Growth, Small Cap Index, Small Cap, International Growth Equity, International Select Equity and Technology Funds; "Other Expenses" would have been 0.42%, 1.63%, 0.33%, 0.47%, 0.46%, 0.36%, 0.34%, 0.43%, 0.46% and 0.82%,
respectively; and "Total Operating Expenses" would have been 1.42%, 2.23%, 1.33%, 1.67%, 1.46%, 1.01%, 1.54%, 1.63%, 1.66% and 2.02%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

FINANCIAL HIGHLIGHTS


The following financial information has been derived from the financial statements included in, or incorporated by reference into, the Additional Statement, and for the fiscal periods ended on or before March 31, 1997, has been audited by Northern Funds' independent accountant. This financial information should be read together with those financial statements. Further information about the performance of the Funds is contained in Northern Funds' annual shareholder reports. Both the Additional Statement and the annual shareholder reports may be obtained without charge by calling the Northern Funds Center at 1-800-595-9111 or writing P.O. Box 75986, Chicago, Illinois 60690-6319.

MONEY MARKET FUNDS



                                                                                                              U.S. GOVERNMENT
                                                             MONEY MARKET                                       MONEY MARKET
                                                                 FUND                                               FUND
                                        ----------------------------------------------------     -----------------------------------
                                         Six Months        Year          Year        Period      Six Months     Year        Year
                                           Ended          Ended         Ended        Ended         Ended        Ended       Ended
                                         Sept. 30,       March 31,     March 31,    March 31,     Sept. 30,    March 31,   March 31,
                                            1997           1997          1996        1995(1)        1997         1997        1996
                                        (Unaudited)                                              (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE,
 BEGINNING OF PERIOD .............      $     1.00     $     1.00     $     1.00    $   1.00     $   1.00     $   1.00    $   1.00

INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ...........            0.03           0.05           0.05        0.04         0.03         0.05        0.05
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
 From net investment income ......           (0.03)         (0.05)         (0.05)      (0.04)       (0.03)       (0.05)      (0.05)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 END OF PERIOD ...................      $     1.00     $     1.00     $     1.00    $   1.00     $   1.00     $   1.00    $   1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4) ..................            2.62%          5.05%          5.57%       4.55%        2.56%        4.93%       5.46%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
 end of period ...................      $2,572,304     $1,607,187     $1,061,813    $894,279     $312,210     $314,259    $207,105

Ratio to average net assets of:(5)
  Expenses, net of waivers
   and reimbursements ............            0.55%          0.55%          0.49%       0.45%        0.55%        0.55%       0.49%
  Expenses, before waivers
   and reimbursements ............            0.89%          0.90%          0.91%       0.96%        0.93%        0.96%       0.94%
  Net investment income,
   net of waivers and
   reimbursements ................            5.18%          4.94%          5.42%       4.94%        5.05%        4.82%       5.33%
  Net investment income,
   before waivers and
   reimbursements ................            4.84%          4.59%          5.00%       4.43%        4.67%        4.41%       4.88%



                                                                       U.S. GOVERNMENT
                                                                           SELECT
                                                                        MONEY MARKET
                                                                             FUND
                                        -----------    -------------------------------------------------
                                          Period       Six Months        Year        Year       Period
                                           Ended           Ended         Ended       Ended       Ended
                                          March 31,      Sept. 30,      March 31,   March 31,   March 31,
                                           1995(1)          1997          1997        1996       1995(2)
                                                       (Unaudited)
-------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE,
 BEGINNING OF PERIOD .............       $   1.00      $    1.00      $   1.00    $   1.00    $   1.00

INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ...........           0.04           0.03          0.05        0.05        0.02
-------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
 From net investment income ......          (0.04)         (0.03)        (0.05)      (0.05)      (0.02)
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
 END OF PERIOD ...................       $   1.00      $    1.00      $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(4) ..................           4.47%          2.60%         5.07%       5.55%       1.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
 end of period ...................       $227,543      $ 211,527      $168,128    $ 85,400    $ 82,162

Ratio to average net assets of:(5)
  Expenses, net of waivers
   and reimbursements ............           0.45%          0.40%         0.40%       0.33%       0.30%
  Expenses, before waivers
   and reimbursements ............           1.01%          0.95%         0.97%       1.00%       1.32%
  Net investment income,
   net of waivers and
   reimbursements ................           4.93%          5.31%         4.95%       5.43%       5.84%
  Net investment income,
   before waivers and
   reimbursements ................           4.37%          4.76%         4.38%       4.76%       4.82%



(1)      Commenced investment operations on April 11, 1994.
(2)      Commenced investment operations on December 12, 1994.
(3)      Commenced investment operations on November 29, 1994.


(4) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.



(5)      Annualized for periods less than a full year.

MONEY MARKET FUNDS



                                                              MUNICIPAL
                                                            MONEY MARKET
                                                                FUND
                                     ------------------------------------------------------
                                     Six Months          Year          Year        Period
                                        Ended           Ended          Ended        Ended
                                      Sept. 30,       March 31,      March 31,    March 31,
                                        1997            1997           1996        1995(1)
                                     (Unaudited)
-------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE,
 BEGINNING OF PERIOD .............   $     1.00     $     1.00     $     1.00    $     1.00

INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ...........         0.02           0.03           0.03          0.03
-------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
 From net investment income ......        (0.02)         (0.03)         (0.03)        (0.03)
-------------------------------------------------------------------------------------------

NET ASSET VALUE,
 END OF PERIOD ...................   $     1.00     $     1.00     $     1.00    $     1.00
-------------------------------------------------------------------------------------------

TOTAL RETURN(4) ..................         1.67%          3.14%          3.54%         2.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
 end of period ...................   $1,407,613     $1,420,041     $1,102,789    $  927,747

Ratio to average net assets of:(5)
 Expenses, net of waivers
   and reimbursements ............         0.55%          0.55%          0.49%         0.45%
 Expenses, before waivers
   and reimbursements ............         0.89%          0.90%          0.91%         0.95%
 Net investment income,
   net of waivers and
   reimbursements ................         3.31%          3.08%          3.46%         3.10%
 Net investment income,
   before waivers and
   reimbursements ................         2.97%          2.73%          3.04%         2.60%




                                                           CALIFORNIA
                                                            MUNICIPAL
                                                          MONEY MARKET
                                                              FUND
                                     ------------------------------------------------------
                                      Six Months        Year           Year        Period
                                         Ended          Ended          Ended        Ended
                                       Sept. 30,      March 31,      March 31,    March 31,
                                         1997           1997           1996        1995(3)
                                     (Unaudited)
--------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE,
 BEGINNING OF PERIOD .............    $     1.00     $     1.00    $     1.00    $     1.00

INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income ...........          0.02           0.03          0.04          0.01
--------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
 From net investment income ......         (0.02)         (0.03)        (0.04)        (0.01)
--------------------------------------------------------------------------------------------

NET ASSET VALUE,
 END OF PERIOD ...................    $     1.00     $     1.00    $     1.00    $     1.00
--------------------------------------------------------------------------------------------

TOTAL RETURN(4) ..................          1.67%          3.19%         3.63%         1.27%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
 end of period ...................    $  230,694     $  200,989    $  165,087    $  161,316

Ratio to average net assets of:(5)
 Expenses, net of waivers
   and reimbursements ............          0.45%          0.45%         0.39%         0.35%
 Expenses, before waivers
   and reimbursements ............          0.92%          0.94%         0.94%         1.07%
 Net investment income,
   net of waivers and
   reimbursements ................          3.30%          3.13%         3.55%         3.78%
 Net investment income,
   before waivers and
   reimbursements ................          2.83%          2.64%         3.00%         3.06%




(1)      Commenced investment operations on April 11, 1994.



(2)      Commenced investment operations on December 12, 1994.



(3)      Commenced investment operations on November 29, 1994.



(4) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.



(5)      Annualized for periods less than a full year.

FIXED INCOME FUNDS



                                                                                                          INTERMEDIATE
                                                       U.S. GOVERNMENT                                    TAX-EXEMPT
                                                            FUND                                               FUND
                                     --------------------------------------------------   -------------------------------------
                                     Six Months        Year         Year        Year       Six Months      Year         Year
                                        Ended          Ended        Ended       Ended         Ended        Ended        Ended
                                      Sept. 30,      March 31,    March 31,   March 31,     Sept. 30,    March 31,    March 31,
                                         1997          1997         1996        1995          1997         1997         1996
                                     (Unaudited)                                          (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE,
  BEGINNING OF PERIOD ............    $    9.88     $   10.06     $   9.84   $  10.00     $   10.07      $  10.22     $  10.03

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ..........         0.27          0.51         0.51       0.50          0.20          0.40         0.41
  Net realized and unrealized
   gains (losses) on invest-
   ments, forward foreign cur-
   rency contracts and foreign
   currency transactions .........         0.23         (0.11)        0.29      (0.16)         0.24         (0.06)        0.26
-------------------------------------------------------------------------------------------------------------------------------

Total Income from Investment
  Operations .....................         0.50          0.40         0.80       0.34          0.44          0.34         0.67
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment
   income ........................        (0.27)        (0.51)       (0.51)     (0.50)        (0.20)        (0.40)       (0.41)
  From net realized gains ........           --         (0.05)       (0.07)        --            --         (0.07)       (0.07)
  In excess of net
   investment income .............           --            --           --         --            --            --           --
  In excess of net realized gains            --         (0.02)          --         --            --         (0.02)          --
-------------------------------------------------------------------------------------------------------------------------------

Total Distributions Paid .........        (0.27)        (0.58)       (0.58)     (0.50)        (0.20)        (0.49)       (0.48)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF PERIOD ..................    $   10.11     $    9.88     $  10.06   $   9.84     $   10.31      $  10.07     $  10.22
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................         5.15%         3.98%        7.65%      3.49%         4.40%         3.39%        6.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
 end of period ...................    $ 204,942     $ 181,921     $149,062   $116,443     $ 283,068      $264,630     $244,139

Ratio to average net assets of:(4)
  Expenses, net of waivers
   and reimbursements ............         0.90%         0.90%        0.90%      0.90%         0.85%         0.85%        0.85%
  Expenses, before waivers
   and reimbursements ............         1.08%         1.09%        1.10%      1.12%         1.07%         1.07%        1.08%



                                                                 FLORIDA
                                                              INTERMEDIATE
                                                               TAX-EXEMPT
                                                                  FUND
                                     ---------        ------------------------------
                                       Year            Six Months           Period
                                       Ended             Ended               Ended
                                     March 31,          Sept. 30,          March 31,
                                       1995               1997              1997(1)
                                                      (Unaudited)
------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE,
  BEGINNING OF PERIOD ............   $   10.00          $   10.03         $   10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ..........        0.40               0.20              0.24
  Net realized and unrealized
   gains (losses) on invest-
   ments, forward foreign cur-
   rency contracts and foreign
   currency transactions .........        0.03               0.35              0.03
------------------------------------------------------------------------------------

Total Income from Investment
  Operations .....................        0.43               0.55              0.27
------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment
   income ........................       (0.40)             (0.20)            (0.24)
  From net realized gains ........          --                 --                --
  In excess of net
   investment income .............          --                 --                --
  In excess of net realized gains           --                 --                --
------------------------------------------------------------------------------------

Total Distributions Paid .........       (0.40)             (0.20)            (0.24)
------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF PERIOD ..................   $   10.03          $   10.38         $   10.03
------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................        4.38%              5.58%             2.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
 end of period ...................   $ 221,251          $  19,791         $  14,807

Ratio to average net assets of:(4)
  Expenses, net of waivers
   and reimbursements ............        0.85%              0.85%             0.85%
  Expenses, before waivers
   and reimbursements ............        1.09%              1.47%             2.31%

FIXED INCOME FUNDS



                                                                                               INTERMEDIATE
                                             U.S. GOVERNMENT                                    TAX-EXEMPT
                                                  FUND                                             FUND
                             -----------------------------------------------   ----------------------------------------------
                              Six Months    Year        Year         Year      Six Months    Year        Year        Year
                                 Ended      Ended       Ended        Ended       Ended       Ended       Ended       Ended
                               Sept. 30,  March 31,   March 31,    March 31,   Sept. 30,   March 31,   March 31,    March 31,
                                 1997       1997         1996        1995        1997        1997        1996         1995
                             (Unaudited)                                      (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------
Selected per share data

  Net investment income,
   net of waivers and
   reimbursements ......        5.37%       5.19%       5.07%        5.20%       3.90%        3.90%       4.01%        4.09%
  Net investment income,
   before waivers
   and reimbursements ..        5.19%       5.00%       4.87%        4.98%       3.68%        3.68%       3.78%        3.85%

PORTFOLIO
  TURNOVER RATE ........       13.03%      83.41%     112.00%       42.29%      21.14%       61.39%     137.85%       78.87%




                                        FLORIDA
                                      INTERMEDIATE
                                       TAX-EXEMPT
                                          FUND
                                ---------------------
                                 Six Months    Period
                                   Ended        Ended
                                 Sept. 30,    March 31,
                                   1997        1997(1)
                                (Unaudited)
-------------------------------------------------------
Selected per share data

  Net investment income,
   net of waivers and
   reimbursements ......           3.92%        3.84%
  Net investment income,
   before waivers
   and reimbursements ..           3.30%        2.38%

PORTFOLIO
  TURNOVER RATE ........          11.28%       50.77%


(1)  Commenced investment operations on August 15, 1996.


(2)  Commenced investment operations on April 8, 1997.



(3) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.



(4)  Annualized for periods less than a full year.

FIXED INCOME FUNDS


                                                             FIXED
                                                             INCOME                                           TAX-EXEMPT
                                                              FUND                                               FUND
                                       --------------------------------------------------    ---------------------------------------
                                       Six Months        Year        Year        Year        Six Months      Year         Year
                                          Ended         Ended        Ended       Ended         Ended         Ended        Ended
                                        Sept. 30,      March 31,    March 31,   March 31,     Sept. 30,     March 31,    March 31,
                                           1997          1997         1996        1995           1997         1997         1996
                                       (Unaudited)                                           (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE,
  BEGINNING OF PERIOD ............      $    9.86     $   10.10     $    9.78   $   10.00     $   10.24    $   10.35     $   10.08

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ..........           0.30          0.57          0.58        0.62          0.24         0.50          0.48
  Net realized and unrealized
    gains (losses) on invest-
    ments, forward foreign cur-
    rency contracts and foreign
    currency transactions ........           0.42         (0.12)         0.50       (0.22)         0.41        (0.06)         0.29
------------------------------------------------------------------------------------------------------------------------------------

Total Income from Investment
  Operations .....................           0.72          0.45          1.08        0.40          0.65         0.44          0.77
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment
    income .......................          (0.30)        (0.56)        (0.59)      (0.62)        (0.24)       (0.47)        (0.48)
  From net realized gains ........             --         (0.10)        (0.17)         --            --        (0.05)        (0.02)
  In excess of net
    investment income ............             --         (0.01)           --          --            --        (0.03)           --
  In excess of net realized gains              --         (0.02)           --          --            --           --            --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions ..............          (0.30)        (0.69)        (0.76)      (0.62)        (0.24)       (0.55)        (0.50)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF PERIOD ..................      $   10.28     $    9.86     $   10.10   $    9.78     $   10.65    $   10.24     $   10.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................           7.42%         4.59%        11.18%       4.16%         6.49%        4.32%         7.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
 end of period ...................      $ 147,208     $ 122,444     $ 101,339   $  65,929     $ 145,871    $ 136,372     $ 125,113

Ratio to average net assets of:(4)
 Expenses, net of waivers
   and reimbursements ............           0.90%         0.90%         0.90%       0.90%         0.85%        0.85%         0.85%




                                                    CALIFORNIA                         INTERNATIONAL
                                                    TAX-EXEMPT                          FIXED INCOME
                                                       FUND                                 FUND
                                       -------      -----------    ------------------------------------------------------
                                        Year           Period       Six Months       Year         Year           Year
                                        Ended          Ended          Ended          Ended        Ended          Ended
                                       March 31,      Sept. 30,      Sept. 30,     March 31,     March 31,      March 31,
                                         1995          1997(2)         1997          1997          1996           1995
                                                    (Unaudited)    (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE,
  BEGINNING OF PERIOD ............     $   10.00     $   10.00      $   10.08      $   10.62    $   10.64      $   10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income ..........          0.48          0.20           0.27           0.56         0.78           0.58
  Net realized and unrealized
    gains (losses) on invest-
    ments, forward foreign cur-
    rency contracts and foreign
    currency transactions ........          0.08          0.56           0.13          (0.40)       (0.16)          0.64
-------------------------------------------------------------------------------------------------------------------------

Total Income from Investment
  Operations .....................          0.56          0.76           0.40           0.16         0.62           1.22
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
  From net investment
    income .......................         (0.48)        (0.20)         (0.26)         (0.58)       (0.62)         (0.56)
  From net realized gains ........            --            --             --          (0.11)       (0.02)            --
  In excess of net
    investment income ............            --            --             --             --           --          (0.02)
  In excess of net realized gains             --            --             --          (0.01)          --             --
-------------------------------------------------------------------------------------------------------------------------

Total Distributions ..............         (0.48)        (0.20)         (0.26)         (0.70)       (0.64)         (0.58)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF PERIOD ..................     $   10.08     $   10.56      $   10.22      $   10.08    $   10.62      $   10.64
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3) ..................          5.78%         7.66%          4.06%          1.39%        5.84%         12.77%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands,
 end of period ...................     $ 118,690     $  13,735      $  15,579      $  16,426    $  15,665      $  13,028

Ratio to average net assets of:(4)
 Expenses, net of waivers
   and reimbursements ............          0.85%         0.85%          1.15%          1.15%        1.15%          1.15%

FIXED INCOME FUNDS


                                            FIXED
                                           INCOME                                                 TAX-EXEMPT
                                            FUND                                                     FUND
                              -------------------------------------------------  -----------------------------------------------
                            Six Months      Year         Year          Year        Six Months     Year       Year         Year
                               Ended        Ended        Ended         Ended         Ended        Ended      Ended        Ended
                              Sept. 30,    March 31,    March 31,     March 31,    Sept. 30,    March 31,  March 31,    March 31,
                               1997          1997         1996         1995          1997         1997        1996        1995
                            (Unaudited)                                           (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
Selected per share data
 Expenses, before waivers
   and reimbursements           1.10%        1.12%        1.14%         1.18%        1.10%        1.10%       1.10%        1.11%
Net investment income,
   net of waivers and
   reimbursements               5.92%        5.69%        5.79%         6.48%        4.56%        4.61%       4.62%        4.95%
 Net investment income,
   before waivers
   and reimbursements           5.72%        5.47%        5.55%         6.20%        4.31%        4.36%       4.37%        4.69%

PORTFOLIO
  TURNOVER RATE                22.25%       87.64%      116.22%        55.27%       23.91%        8.10%      60.50%       54.94%




                             CALIFORNIA                 INTERNATIONAL
                             TAX-EXEMPT                 FIXED INCOME
                                FUND                        FUND
                             ------------    -------------------------------------------------
                                Period       Six Months      Year         Year          Year
                                 Ended          Ended        Ended        Ended         Ended
                               Sept. 30,      Sept. 30,     March 31,    March 31,    March 31,
                                1997(2)          1997         1997         1996         1995
                              (Unaudited)    (Unaudited)
---------------------------------------------------------------------------------------------
Selected per share data

 Expenses, before waivers
   and reimbursements           2.45%          1.86%         1.96%        2.00%        2.42%
Net investment income,
   net of waivers and
   reimbursements               4.29%          5.08%         5.49%        5.75%        5.96%
 Net investment income,
   before waivers
   and reimbursements           2.69%          4.37%         4.68%        4.90%        4.69%

PORTFOLIO
  TURNOVER RATE                16.50%         17.16%        37.76%       52.05%       43.24%




(1)  Commenced investment operations on August 15, 1996.



(2)  Commenced investment operations on April 8, 1997.



(3) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.



(4)  Annualized for periods less than a full year.

EQUITY FUNDS




                                                                         INCOME EQUITY
                                                                             FUND
                                                ------------------------------------------------------------------------
                                                Six Months             Year                 Year                Year
                                                   Ended               Ended                Ended               Ended
                                                 Sept. 30,            March 31,            March 31,           March 31,
                                                    1997                1997                 1996                1995
                                                 (Unaudited)
                                                ------------         ------------         ------------       ------------
Selected per share data

NET ASSET VALUE, BEGINNING OF PERIOD            $      11.81         $      11.59         $       9.95       $      10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                  0.23                 0.44                 0.34               0.29
 Net realized and unrealized gains
   (losses) on investments, options,
   futures contracts and foreign
   currency transactions                                1.73                 1.19                 1.66              (0.08)


 Total Income from Investment
   Operations                                           1.96                 1.63                 2.00               0.21


LESS DISTRIBUTIONS PAID:
 From net investment income                            (0.23)               (0.44)               (0.36)             (0.26)
 From net realized gains                                --                  (0.97)                --                 --
 In excess of net investment income                     --                   --                   --                 --
 In excess of net realized gains                        --                   --                   --                 --


 Total Distributions Paid                              (0.23)               (1.41)               (0.36)             (0.26)


NET ASSET VALUE, END OF PERIOD                  $      13.54         $      11.81         $      11.59       $       9.95


TOTAL RETURN(4)                                        16.72%               14.42%               20.41%              2.21%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
   end of period                               $     99,236          $     77,102            $  55,919         $   38,954
 Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements                                     1.00%                1.00%                1.00%              1.00%
   Expenses, before waivers and
     reimbursements                                     1.39%                1.42%                1.48%              1.55%
   Net investment income, net of
     waivers and reimbursements                         3.72%                3.71%                3.17%              3.08%
   Net investment income (loss),
     before waivers and
     reimbursements                                     3.33%                3.29%                2.69%              2.53%

PORTFOLIO TURNOVER RATE                                41.70%               72.04%               67.32%             45.68%

AVERAGE COMMISSION PER SHARE                    $     0.0578         $     0.0583                   NA                 NA







                                                             STOCK INDEX                      GROWTH EQUITY
                                                                 FUND                              FUND
                                                -------------------------------------     ---------------------
                                                   Six Months              Period              Six Months
                                                      Ended                Ended                 Ended
                                                     Sept. 30,            March 31,            Sept. 30,
                                                        1997               1997(1)                1997
                                                    (Unaudited)                               (Unaudited)
----------------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE, BEGINNING OF PERIOD                $   10.74           $    10.00         $      13.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                   0.08                 0.08                 0.02
 Net realized and unrealized gains
   (losses) on investments, options,
   futures contracts and foreign
   currency transactions                                 2.69                 0.74                 3.97


 Total Income from Investment
   Operations                                            2.77                 0.82                 3.99


LESS DISTRIBUTIONS PAID:
 From net investment income                             (0.07)               (0.07)               (0.02)
 From net realized gains                                 --                  (0.01)                --
 In excess of net investment income                      --                   --                   --
 In excess of net realized gains                         --                   --                   --


 Total Distributions Paid                               (0.07)               (0.08)               (0.02)


NET ASSET VALUE, END OF PERIOD                      $   13.44           $    10.74         $      17.90


TOTAL RETURN(4)                                         25.83%                8.21%               28.68%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
   end of period                                 $     55,653            $  35,840         $    403,506
 Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements                                      0.55%                0.55%                1.00%
   Expenses, before waivers and
     reimbursements                                      1.21%                2.23%                1.30%
   Net investment income, net of
     waivers and reimbursements                          1.25%                1.92%                0.28%
   Net investment income (loss),
     before waivers and
     reimbursements                                      0.59%                0.24%               (0.02)%

PORTFOLIO TURNOVER RATE                                 24.82%               64.94%               30.87%

AVERAGE COMMISSION PER SHARE                        $  0.0301         $     0.0253         $     0.0598




                                                                GROWTH EQUITY
                                                                     FUND
                                                   -------------------------------------------------------
                                                          Year                Year                Year
                                                          Ended               Ended               Ended
                                                         March 31,           March 31,          March 31,
                                                           1997                1996               1995

----------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE, BEGINNING OF PERIOD                $      13.15         $      10.61        $   10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                      0.08                 0.08             0.08
 Net realized and unrealized gains
   (losses) on investments, options,
   futures contracts and foreign
   currency transactions                                    1.49                 2.59             0.60
                                                                                             ------

 Total Income from Investment
   Operations                                               1.57                 2.67             0.68
                                                                                             ------

LESS DISTRIBUTIONS PAID:
 From net investment income                                (0.08)               (0.08)           (0.07)
 From net realized gains                                   (0.71)               (0.05)         --
 In excess of net investment income                         --                   --            --
 In excess of net realized gains                            --                   --            --


 Total Distributions Paid                                  (0.79)               (0.13)           (0.07)
                                                                                             ------

NET ASSET VALUE, END OF PERIOD                      $      13.93         $      13.15        $   10.61
                                                                                             ------

TOTAL RETURN(4)                                            11.72%               25.13%            6.90%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
   end of period                                    $ 302,605             $224,571           $113,185
 Ratio to average net assets of:(5)
   Expenses, net of waivers and
     reimbursements                                         1.00%                1.00%            1.00%
   Expenses, before waivers and
     reimbursements                                         1.33%                1.36%            1.40%
   Net investment income, net of
     waivers and reimbursements                             0.56%                0.70%            0.86%
   Net investment income (loss),
     before waivers and
     reimbursements                                         0.23%                0.34%            0.46%

PORTFOLIO TURNOVER RATE                                    67.34%               73.20%           82.90%

AVERAGE COMMISSION PER SHARE                        $     0.0630                   NA               NA

EQUITY FUNDS




                                                           SELECT EQUITY                                            SMALL CAP
                                                                FUND                                                  FUND
                                            ---------------------------------------------    ---------------------------------------
                                            Six Months    Year        Year         Year      Six Months       Year          Year
                                              Ended       Ended      Ended        Ended        Ended          Ended         Ended
                                            Sept. 30,    March 31,  March 31,    March 31,    Sept. 30,      March 31,     March 31,
                                              1997         1997       1996        1995(2)       1997           1997          1996
                                            (Unaudited)                                      (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE, BEGINNING OF PERIOD ....   $  14.55    $  13.12    $  10.77     $  10.00     $   12.31     $   11.58    $    9.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income ..................       0.01        0.02        0.02         0.06          0.02          0.07         0.05
 Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................       4.51        2.05        2.73         0.75          4.27          1.37         2.29
------------------------------------------------------------------------------------------------------------------------------------

 Total Income (Loss) from Investment
  Operations ............................       4.52        2.07        2.75         0.81          4.29          1.44         2.34
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
 From net investment income .............         --       (0.02)      (0.03)       (0.04)           --         (0.06)       (0.07)
 From net realized gains ................         --       (0.62)      (0.37)          --            --         (0.65)       (0.67)
 In excess of net investment income-- ...                     --          --           --            --            --           --
 In excess of net realized gains ........         --          --          --           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------

 Total Distributions Paid ...............         --       (0.64)      (0.40)        (0.04)          --         (0.71)       (0.74)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..........   $  19.07    $  14.55    $  13.12     $  10.77     $   16.60     $   12.31    $   11.58
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4) .........................      31.05%      15.64%      25.70%        8.18%        34.72%        12.48%       24.09%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
  end of period .........................   $ 98,575    $ 63,677    $ 33,842     $ 15,123     $ 315,260     $ 197,113    $ 155,238
 Ratio to average net assets of:(5)
  Expenses, net of waivers and
    reimbursements ......................       1.00%       1.00%       1.00%        1.00%         1.00%         1.00%        1.00%
  Expenses, before waivers and
    reimbursements ......................       1.58%       1.67%       1.91%        2.61%         1.52%         1.54%        1.61%
  Net investment income, net of
    waivers and reimbursements ..........       0.19%       0.21%       0.22%        0.82%         0.35%         0.54%        0.65%
  Net investment income (loss),
    before waivers and
    reimbursements ......................      (0.39)%     (0.46)%     (0.69)%      (0.79)%       (0.17)%        0.00%        0.04%

PORTFOLIO TURNOVER RATE .................      61.99%      72.68%     137.99%       48.88%         7.72%        18.92%       46.59%

AVERAGE COMMISSION PER SHARE ............   $ 0.0637    $ 0.0653          NA           NA     $  0.0281     $  0.0370           NA



                                                                                   INTERNATIONAL
                                                                                   GROWTH EQUITY
                                                                                        FUND
                                            ---------------   -----------------------------------------------------
                                                   Year       Six Months        Year           Year       Period
                                                   Ended         Ended         Ended          Ended       Ended
                                                  March 31,    Sept. 30,      March 31,     March 31,    March 31,
                                                   1995           1997          1997           1996        1995
                                                              (Unaudited)
-------------------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE, BEGINNING OF PERIOD ....         $  10.00     $   10.05     $   10.23     $    9.61    $   10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income ..................             0.11          0.07          0.09          0.17         0.04
 Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................            (0.05)         1.20          0.18          0.65        (0.31)
-------------------------------------------------------------------------------------------------------------------

 Total Income (Loss) from Investment
  Operations ............................             0.06          1.27          0.27          0.82        (0.27)
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
 From net investment income .............            (0.08)           --         (0.09)        (0.11)       (0.03)
 From net realized gains ................               --            --         (0.23)           --           --
 In excess of net investment income-- ...               --            --            --         (0.09)          --
 In excess of net realized gains ........               --            --         (0.13)           --        (0.09)
-------------------------------------------------------------------------------------------------------------------

 Total Distributions Paid ...............            (0.08)           --         (0.45)       (0.20)        (0.12)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..........         $   9.98     $   11.32     $   10.05     $   10.23    $    9.61
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4) .........................             0.57%        12.62%         2.61%         8.61%       (2.65)%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
  end of period .........................         $ 76,627     $ 185,504     $ 165,892     $ 181,237    $ 114,673
 Ratio to average net assets of:(5)
  Expenses, net of waivers and
    reimbursements ......................             1.00%         1.25%         1.25%         1.25%        1.25%
  Expenses, before waivers and
    reimbursements ......................             1.76%         1.62%         1.63%         1.65%        1.71%
  Net investment income, net of
    waivers and reimbursements ..........             1.36%         1.23%         0.78%         0.92%        0.47%
  Net investment income (loss),
    before waivers and
    reimbursements ......................             0.60%         0.86%         0.40%         0.52%        0.01%

PORTFOLIO TURNOVER RATE .................            82.46%        72.86%       190.94%       216.86%      158.31%

AVERAGE COMMISSION PER SHARE ............               NA     $  0.0286     $  0.0201            NA           NA

EQUITY FUNDS


                                                              INTERNATIONAL
                                                              SELECT EQUITY                           TECHNOLOGY
                                                                  FUND                                   FUND
                                            -------------------------------------------------   ----------------------
                                            Six Months      Year          Year       Period     Six Months     Year
                                              Ended        Ended         Ended        Ended       Ended       Ended
                                             Sept. 30,    March 31,     March 31,    March 31,   Sept. 30,   March 31,
                                               1997         1997          1996        1995(3)      1997        1997
                                            (Unaudited)                                        (Unaudited)
----------------------------------------------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE, BEGINNING OF PERIOD ....   $   10.37    $   10.73     $    9.78     $  10.00    $  11.95    $  10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income ..................        0.05         0.04          0.01         0.04       (0.06)         --
 Net realized and unrealized gains
  (losses) on investments, options,
  futures contracts and foreign
  currency transactions .................        1.45        (0.25)         0.99        (0.23)       5.74        2.10
----------------------------------------------------------------------------------------------------------------------

 Total Income (Loss) from Investment
  Operations ............................        1.50        (0.21)         1.00        (0.19)       5.68        2.10
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
 From net investment income .............          --        (0.03)        (0.02)       (0.03)         --          --
 From net realized gains ................          --           --            --           --          --       (0.15)
 In excess of net investment income .....          --        (0.04)        (0.03)          --          --          --
 In excess of net realized gains ........          --        (0.08)           --           --          --          --
----------------------------------------------------------------------------------------------------------------------

 Total Distributions Paid ...............          --        (0.15)        (0.05)       (0.03)         --       (0.15)
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD ..........   $   11.87    $   10.37     $   10.73     $   9.78    $  17.63    $  11.95
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4) .........................       14.53%       (1.95)%       10.20%       (1.95)%     47.56%      20.82%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, in thousands,
  end of period .........................   $ 122,767    $ 108,944     $ 102,719     $ 71,958    $ 84,920    $ 43,754
 Ratio to average net assets of:(5)
  Expenses, net of waivers and
    reimbursements ......................        1.25%        1.25%         1.25%        1.25%       1.25%       1.25%
  Expenses, before waivers and
    reimbursements ......................        1.64%        1.66%         1.71%        1.75%       1.61%       2.02%
  Net investment income, net of
    waivers and reimbursements ..........        0.87%        0.47%         0.12%        0.47%      (0.95)%     (0.75)%
  Net investment income (loss),
    before waivers and
    reimbursements ......................        0.48%        0.06%        (0.34)%      (0.03)%     (1.31)%     (1.52)%

PORTFOLIO TURNOVER RATE .................       39.34%       97.60%       176.71%       97.69%      31.60%      67.89%

AVERAGE COMMISSION PER SHARE ............   $  0.0263    $  0.0210            NA           NA    $ 0.0685    $ 0.0651

EQUITY FUNDS



------------------------
(1) Commenced investment operations on October 7, 1996.
(2) Commenced investment operations on April 6, 1994.
(3) Commenced investment operations on April 5, 1994.


(4) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.


(5) Annualized for periods less than a full year.


NA-Disclosure not applicable to these periods.

INVESTMENT INFORMATION

The investment objectives and policies of each of the Funds are described below. Additional information regarding the securities, investment techniques and restrictions of each Fund are described under "Additional Investment Information, Risks and Considerations."

MONEY MARKET FUNDS

MONEY MARKET FUND. The investment objective of the Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high-quality money market instruments. In pursuing its investment objective, the Money Market Fund may invest in a broad range of government, bank and commercial obligations that are available in the money markets. In particular, the Fund may invest in:

         (A) U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) U.S. dollar-denominated obligations of foreign commercial banks with total assets in excess of $5 billion;


         (C) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), D-2 or higher by Duff & Phelps Credit Co. ("Duff"), F-2 or higher by Fitch IBCA, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW");


         (D) rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Fund;

         (E) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (F) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

         (G) dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

         (H) repurchase agreements relating to the above instruments; and

         (I) securities issued or guaranteed by state or local governmental bodies.

U.S. GOVERNMENT MONEY MARKET FUND. The investment objective of the U.S. Government Money Market Fund is also to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high-quality money market instruments. The U.S. Government Money Market Fund seeks to achieve its investment objective by investing in:

         (A) securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities (including the International Bank for Reconstruction and Development);

         (B) repurchase agreements relating to the above instruments; and

         (C) custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities.


U.S. GOVERNMENT SELECT MONEY MARKET FUND. The investment objective of the U.S. Government Select Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The U.S. Government Select Money Market Fund seeks to achieve its investment objective by investing solely in securities issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities.



         In making investment decisions, Northern Trust will seek to acquire, during normal market conditions, only those U.S. Government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption including, but not limited to, those issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, including the Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bank Funding Corp. The Fund intends to limit investments to only the foregoing exempt U.S. government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Fund may make investments in non-exempt U.S. government securities and cash equivalents, and may hold uninvested cash. See "Distributions and Taxes" below for certain tax considerations.

MUNICIPAL MONEY MARKET FUND. The investment objective of the Municipal Money Market Fund is to seek, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. The Municipal Money Market Fund seeks to achieve its investment objective by investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (C) rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Fund; and

         (D) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.






CALIFORNIA MUNICIPAL MONEY MARKET FUND. The investment objective of the California Municipal Money Market Fund is to seek to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax. The California Municipal Money Market Fund seeks to achieve its investment objective by investing in:

         (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

         (C) rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Fund; and

         (D) municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

         Because the California Municipal Money Market Fund concentrates its investments in obligations issued by California and its political subdivisions, an investment in this Fund may be riskier than an investment in the other Money Market Funds.

OTHER INFORMATION. All securities acquired by the Money Market Funds will be determined at the time of purchase by Northern Trust to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission (the "SEC"). Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined by Northern Trust.

         Each Money Market Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Money Market Funds purchase any securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Money Market Funds invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

         As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of a Fund, at least 80% of the annual gross income of the Municipal Money Market Fund and the California Municipal Money Market Fund will be derived from debt instruments, the interest on which is, in the opinion of bond counsel or counsel for the issuers, exempt from regular income tax ("Municipal Instruments"), except in extraordinary circumstances such as when Northern Trust believes that market conditions indicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable Investments"). In addition, as a non-fundamental policy, under normal market conditions at least 65% of the value of the California Municipal Money Market Fund's total assets will be invested in Municipal Instruments the interest on which, in the opinion of bond counsel for the issuers, is exempt from California state personal income tax ("California Municipal Instruments"). These opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. The Municipal Money Market and California Municipal Money Market Funds are not limited in the amount of their assets that may be invested in "private activity bonds" the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. Taxable Investments will consist exclusively of instruments that may be purchased by the Money Market Fund. Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of either Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments.

FIXED INCOME FUNDS


U.S. GOVERNMENT FUND, SHORT-INTERMEDIATE U.S. GOVERNMENT FUND AND FIXED INCOME FUND. The investment objective of the U.S. Government Fund, the Short-Intermediate U.S. Government Fund and the Fixed Income Fund is to seek a high level of current income.



         Both the U.S. Government Fund and the Short-Intermediate U.S. Government Fund seek to achieve their objective by investing primarily (at least 65% of the value of their respective total assets during normal market conditions) in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements relating to such securities. These securities may include mortgage-related securities issued by agencies of the U.S. government. The U.S. Government Fund's dollar-weighted average maturity will be between one and ten years. The Short-Intermediate U.S. Government Fund's dollar-weighted average maturity will be between two and five years.



         The Fixed Income Fund seeks to achieve its objective by investing in a broad range of fixed income securities while maintaining its dollar-weighted average maturity between seven and twelve years. The Fund will invest primarily (at least 65% of the value of its total assets during normal market conditions) in fixed income securities rated investment grade or better at the time of purchase by at least one major rating agency (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by Northern Trust. These securities may be of all types and in any proportion, including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign, state and local governments, obligations of U.S. and foreign corporations, obligations of U.S. and foreign banks and repurchase agreements relating to such obligations. The Fund may purchase bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Fund may also invest in short-term obligations that are permissible investments for the Money Market Fund. The obligations of a foreign issuer will not be purchased by the Fixed Income Fund if, as a result of the purchase, more than 20% of the Fund's total assets will be invested in the obligations of issuers within a single foreign country.

         Each Fund will normally maintain the dollar-weighted average maturity of its portfolio within the specified range described above. The maturities of certain instruments, however, such as those subject to prepayment or redemption by the issuers, are subject to estimation. There can be no assurance that the estimations used by a Fund for such instruments will, in fact, be accurate or that, if inaccurate, a Fund's dollar-weighted average maturity will remain within the specified limits.

         Each Fund may utilize options, interest rate swaps and futures contracts and the Fixed Income Fund may enter into forward currency contracts as described more fully under "Additional Investment Information, Risks and Considerations."


INTERMEDIATE TAX-EXEMPT FUND, CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND, FLORIDA INTERMEDIATE TAX-EXEMPT FUND, TAX-EXEMPT FUND, ARIZONA TAX-EXEMPT FUND AND CALIFORNIA TAX-EXEMPT FUND. The investment objective of the Intermediate Tax-Exempt Fund and the Florida Intermediate Tax-Exempt Fund is to seek a high level of current income exempt from regular federal income tax by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between three and ten years. The California Intermediate Tax-Exempt Fund seeks a high level of current income exempt from regular federal income tax and California state personal income tax by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between three and ten years. The Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund seek a high level of current income exempt from regular federal income tax and, in the case of the Arizona Tax-Exempt and California Tax-Exempt Funds, personal income tax of the particular state in which the Fund concentrates, by investing in Municipal Instruments while maintaining a dollar-weighted average maturity between ten and thirty years.



         Municipal Instruments purchased by the Funds will be investment grade or better at the time of purchase by at least one major rating agency (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by Northern Trust. Short-term obligations will be limited to those obligations that are permissible investments for the Municipal Money Market Fund.

         As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of a Fund, at least 80% of each Fund's annual gross income will be derived from Municipal Instruments, except in extraordinary circumstances, such as when Northern Trust believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in Taxable Investments. In addition, as a matter of non-fundamental policy which may be changed by the Board of Trustees, under normal market conditions, at least 65% of the value of the Florida Intermediate Tax-Exempt Fund's total assets will be invested in Municipal Instruments issued by the state of Florida and its municipalities, counties and other taxing districts, as well as other securities exempt from the Florida intangibles tax ("Florida Municipal Instruments"); at least 65% of the value of each of the California Intermediate Tax-Exempt and California Tax-Exempt Funds' total assets will be invested in California Municipal Instruments; and at least 65% of the value of the Arizona Tax-Exempt Fund's total assets will be invested in Municipal Instruments the interest on which is exempt from Arizona state personal income tax ("Arizona Municipal Instruments"), in the opinion of bond counsel for the issuers. These opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. "Private activity bonds," the interest from which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax ("AMT obligations"), will not be counted in determining a Fund's investments in Municipal Instruments for these purposes. Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of a Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments. Taxable Investments will consist exclusively of instruments that may be purchased by the Fixed Income Fund. So long as other suitable Municipal Instruments are available for investment, the Funds do not intend to invest in AMT obligations. Certain Municipal Instruments purchased by the Funds (such as "moral obligation" bonds) may be issued by issuers with a "moral" but not legal obligation to provide for the payment of the bonds. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Municipal Securities."



         The California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are each classified as a non-diversified investment company under the Investment Company Act of 1940 (the "1940 Act"). Investment return on a non-diversified portfolio typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

INTERNATIONAL FIXED INCOME FUND. The investment objective of the International Fixed Income Fund is to seek to maximize total return consistent with reasonable risk. In pursuing its investment objective, the Fund invests primarily (at least 65% of the value of its total assets under normal market conditions) in a broad range of fixed income securities of foreign issuers. The Fund's dollar-weighted average maturity will range between three and eleven years.

         Securities purchased by the Fund will generally be rated investment grade or better at the time of purchase (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, be of comparable quality as determined by Northern Trust. These securities may include bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures (i.e., debentures that may convert into other fixed income debt) of foreign governments, their agencies, instrumentalities and political subdivisions; supranational organizations (e.g., the European Investment Bank and Inter-American Development Bank); and foreign corporations and banks. The Fund may also invest in obligations of the U.S. government, its agencies and instrumentalities (including repurchase agreements collateralized by such obligations) and of U.S. corporations and banks. Currently, a substantial portion of the Fund's assets are invested in foreign governmental obligations. Commercial paper and other short-term obligations acquired by the Fund will be rated within the two highest rating categories at the time of purchase or, if unrated, will be determined by Northern Trust to be of comparable quality.

         The International Fixed Income Fund may invest up to 5% of its total assets in non-investment grade convertible securities that are rated "B" or higher by at least one major rating agency at the time of purchase or, if unrated, are determined to be of comparable quality by Northern Trust. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Convertible Securities." The International Fixed Income Fund may make indirect investments in foreign securities through the purchase of EDRs, GDRs and ADRs and may enter into forward currency contracts and utilize options, swaps and futures contracts as more fully described under "Additional Investment Information, Risks and Considerations." Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the International Fixed Income Fund may also invest, in accordance with its investment policies, in various short-term obligations that are permissible investments for the Money Market Fund, as well as other similar foreign denominated short-term obligations.

         The International Fixed Income Fund is classified as a non-diversified investment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of securities of a smaller number of issuers relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of the International Fixed Income Fund more than it would the other Funds.

EQUITY FUNDS


INCOME EQUITY FUND. The investment objective of the Income Equity Fund is to seek a high level of current income with long-term capital appreciation as a secondary objective. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of the value of its total assets in income-producing equity securities (i.e., common and preferred stocks, convertible securities and other equity or equity-related securities). Investments are selected based on factors such as current income, prospects for growth and possible capital appreciation. The Fund expects to make significant investments in convertible securities and, at times, may be fully invested in such securities. Generally, convertible securities will be rated investment grade or better at the time of purchase by at least one major rating agency or, if unrated, will be determined to be of comparable quality by Northern Trust. Investment grade securities are rated BBB or higher by S&P, Duff or Fitch or Baa or higher by Moody's. Up to 35% of the Fund's total assets may, however, be invested in non-investment grade convertible securities (commonly referred to as "high risk" or "junk" bonds) that are rated "B" or higher by at least one major rating agency or, if unrated, are determined to be of comparable quality by Northern Trust. See "Additional Investment Information, Risks and Considerations -- Description of Securities and Investment Techniques -- Convertible Securities."


         The Fund may also invest, under normal market conditions, up to 35% of its total assets in a broad range of bonds and other fixed income securities rated investment grade or better at the time of purchase. These fixed income securities will be limited to the types that are permissible investments for the Fixed Income Fund. The Fund may utilize interest rate swaps as described more fully under "Additional Investment Information, Risks and Considerations."


STOCK INDEX FUND. The investment objective of the Stock Index Fund is to seek investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index. Although the Fund may not always hold securities of all 500 issuers included in the S&P 500 Index, it will normally invest at least 65% of its total assets in the issues included in the S&P 500 Index. The S&P 500 Index is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500 Index to track general stock market performance.



         The Fund is managed through the use of a "passive" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P 500 Index through statistical procedures. As a result, in this Fund the Investment Adviser does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.



         The Investment Adviser believes that under normal market conditions, the quarterly performance of the Fund, before expenses, will be within a .95 correlation with the S&P 500 Index. However, there is no assurance that the Fund will be able to do so on a consistent basis. Deviations from the performance of the S&P 500 Index ("tracking variance") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund. Such purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs may be incurred because sales of securities received in connection with spin-offs and other corporate reorganizations will be made to conform the Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the S&P 500 Index or the manner in which the S&P 500 Index is calculated or because the Investment Adviser's indexing and investment approach does not produce the intended goal of the Fund. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.



         The Fund may invest in options, futures contracts and securities issued by other investment companies (such as Standard & Poor's Depository Receipts -"SPDRs") in a manner designed to achieve returns comparable to the S&P 500 Index. The Fund may also invest in certain short-term fixed income securities as cash reserves. The Fund does not anticipate that it would use cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines.



GROWTH EQUITY FUND. The investment objective of the Growth Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of "growth companies" that Northern Trust believes have demonstrated above average sales and earnings growth and return on equity relative to their peers and the general market. Investments are selected based on factors such as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will have broad sector exposure and emphasis will be on issue selection rather than sector rotation.


SELECT EQUITY FUND. The investment objective of the Select Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund pursues its objective by investing, under normal market conditions, at least 65% of the value of its total assets in common stocks of companies believed by Northern Trust to have superior quality and growth characteristics. The Fund is not sector-weighted, and will purchase securities of companies primarily based on their performance in the following areas over a five-year period: growth of sales, growth of earnings per share, consistency of earnings per share growth and return on equity. As companies which perform relatively well in some or all of these categories often retain their earnings to finance current and future growth, they generally pay low or no dividends. The Fund intends to invest primarily in the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $500 million. In addition, the debt relative to capital total return is reviewed over a one-year period.


MID CAP GROWTH FUND. The investment objective of the Mid Cap Growth Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of companies with market capitalizations that are within the capitalization range of the S&P 400 Index at the time of investment. The S&P 400 Index is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P 400 Index. Except for a limited number of Canadian securities, the S&P 400 does not include foreign securities. As of December 31, 1997, the approximate market capitalization range of the companies included in the S&P 400 Index was between $213 million and $14 billion. The stocks in which the Fund invests may or may not be included in the S&P 400 Index.



         The Fund will invest in companies with intermediate market capitalizations which Northern Trust believes have demonstrated above-average sales and earnings growth and return on equity relative to their peers. Investments are selected based on factors such as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will have broad sector exposure and emphasis will be on issue selection rather than sector rotation.



         Because medium capitalized companies normally have more limited product lines, markets, distribution channels and financial and managerial resources, investments in such companies entail greater risk and portfolio price volatility than investments in larger capitalized companies.



SMALL CAP INDEX FUND. The investment objective of the Small Cap Index Fund is to seek investment results approximating the aggregate price and dividend performance of the securities included in the Russell Index. Under normal market conditions, the Fund will invest at least 65% of its total assets in the securities included in the Russell Index. The Russell Index is a market value-weighted index comprised of the stocks of the smallest 2,000 companies in the Russell 3000 Index, which is composed of the stocks of 3,000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2,000 companies, the Russell Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of January 31, 1997 the average market capitalization of the companies included in the Russell Index was approximately $447 million. The Russell Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and, accordingly, the Russell Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell Index to track general market performance of small capitalization stocks.



         The Fund will be constructed to have aggregate investment characteristics similar to those of the Russell Index as a whole. The Fund will invest in securities which will be selected on the basis of such factors as market capitalization, beta, industry sectors and economic factors. The number of issues included will be a function of the Fund's liquidity and size. The Fund will be restructured annually when the Russell Index is reconstituted. The Fund will use a proprietary rebalancing algorithm that attempts to screen out extremely illiquid issues while minimizing portfolio turnover and related expenses.



         It should be noted that small companies in which the Fund may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree of change in their earnings and prospects. (See the description of the Small Cap Fund for more information about the risks of investing in small companies.)



         The Investment Adviser believes that under normal market conditions, the quarterly performance of the Fund, before expenses, will be within a .95 correlation with the Russell Index. However, there is no assurance that the Fund will be able to do so on a consistent basis. Deviations from the performance of the Russell Index ("tracking variance") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund. Such purchases and redemptions may necessitate the purchase and sale of securities by the Fund, and the resulting transaction costs may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs may be incurred because sales of securities received in connection with spin-offs and other corporate reorganizations will be made to conform the Fund's holdings to its investment objective. Tracking variance may also occur due to factors such as the size of the Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Russell Index or the manner in which the Russell Index is calculated or because the Investment Adviser's indexing and investment approach does not produce the intended goal of the Fund. In the event the performance of the Fund is not comparable to the performance of the Russell Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. These measures may include adjustments to Northern Trust's portfolio management practices. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.



         The Fund may invest in options, futures contracts and securities issued by other investment companies. The Fund may also invest in certain short-term fixed income securities as cash reserves. However, the Fund will not invest in cash reserves, options or futures contracts and related options as part of a temporary defensive strategy such as lowering its investment in common stocks to protect against potential stock market declines.



SMALL CAP FUND. The investment objective of the Small Cap Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. In seeking to attain its investment objective, the Fund will invest, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, that are below the median capitalization of stocks listed on the New York Stock Exchange. In selecting stocks, the Investment Adviser will consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve cost-effective diversification.



         While the Investment Adviser believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost.

Historically, small capitalization stocks, which will be the Fund's primary investments, and stocks of recently organized companies, in which the Fund may also invest, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.


         The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

         The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

INTERNATIONAL GROWTH EQUITY FUND. The investment objective of the International Growth Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing principally in common and preferred stocks and securities convertible into common stock of foreign issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities. The Fund emphasizes stocks of companies that Northern Trust believes to be growing more rapidly than their respective markets and that have low debt ratios and above-average returns on equity. The Fund is country-weighted but not sector-weighted and selects investments based on such factors as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors in the same local market, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. The Fund will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $200 million. The Fund invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets. See "International Funds -- Further Information."

INTERNATIONAL SELECT EQUITY FUND. The investment objective of the International Select Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund will pursue its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities of foreign issuers that Northern Trust believes to be growing more rapidly than their respective markets, including stocks of companies that have medium to smaller stock market capitalizations (generally less than $1 billion) and that transact a significant level of their business in countries growing in excess of the world averages. The Fund is neither country-weighted nor sector-weighted and will invest in stocks of companies primarily based on their performance in the following areas over a five-year period: growth of sales, growth of earnings per share, consistency of earnings per share growth, return on equity and low debt relative to total capital. As companies which perform relatively well in some or all of these categories often retain their earnings to finance current and future growth, they generally pay low or no dividends. The Fund will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $200 million. The Fund invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets. See "International Funds -- Further Information."

TECHNOLOGY FUND. The Technology Fund's investment objective is to seek long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. In addition, the Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. Northern Trust will consider an issuer principally engaged in technology business activities if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index (the "SoundView Index"), the technology grouping of the S&P 500 Index or any other comparable technology index. The Morgan Stanley Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the Morgan Stanley

Index include the most highly capitalized American companies drawn from nine technology subsectors: computer services/design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. The H&Q Index is an index of computer and chip makers, biotechnology concerns and other high-tech companies, and the SoundView Index is an unweighted index consisting of more than 100 technology companies.

          The Fund emphasizes stocks of companies that Northern Trust believes have the potential to outperform the market over the next one-to two-year period. Investments are selected based on factors such as financial condition, market share, product leadership or market niches, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. Companies in which the Fund may invest include industrial and business machines; communications; computers, software and peripheral products; electronics; electronic media; environmental services; office equipment and supplies; television and video equipment and services; and satellite technology and equipment. For the purposes of the Fund's industry concentration policy all of the foregoing companies will be deemed part of the technology industry. See "Additional Investment Information, Risks and Considerations -- Investment Restrictions." Certain of the policies of the Fund present additional risks which are described under "Technology Fund -- Additional Risks and Considerations."





OTHER INFORMATION. The Income Equity, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity and Technology Funds may purchase warrants and rights that entitle the holder to buy equity securities at a specific price for a specific period of time. (Warrants and rights will not be counted in determining a Fund's investments in equity securities.) In addition to investing in foreign securities directly, the International Growth Equity and International Select Equity Funds may make indirect investments in foreign securities through the purchase of EDRs, GDRs and ADRs. Each of the Income Equity, Growth Equity, Select Equity, Small Cap and Technology Funds may invest up to 10% of its net assets in foreign securities directly and indirectly through the purchase of EDRs and GDRs, and up to 25% of its net assets in ADRs, in addition to short-term investments in foreign time deposits as discussed below. The Income Equity Fund may enter into interest rate swaps and the International Growth Equity and International Select Equity Funds may enter into currency swaps. The Funds may purchase convertible securities, enter into forward currency contracts and utilize options and futures contracts as more fully described under "Additional Investment Information, Risks and Considerations." Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Funds may also invest, in accordance with their respective investment policies, in various short-term obligations that are permissible investments for the Money Market Fund and, with respect to the International Growth Equity and International Select Equity Funds, other similar foreign denominated short-term obligations.

CALIFORNIA FUNDS, FLORIDA INTERMEDIATE TAX-EXEMPT FUND, ARIZONA
TAX-EXEMPT FUND -- ADDITIONAL RISKS AND CONSIDERATIONS

          The investments of the California Funds in California Municipal Instruments, the Florida Intermediate Tax-Exempt Fund in Florida Municipal Instruments and the Arizona Tax-Exempt Fund in Arizona Municipal Instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of issuers in these states to meet their obligations.

         The California Funds' investments include obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

         Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations is difficult to determine. There have, however, been certain adverse developments with respect to California Municipal Instruments over the past several years.

         In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. In recent years, these economic factors reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses were rising. Such economic factors adversely impacted the ability of state and local California governmental entities to repay debt, and these factors, and others that cannot be predicted, may have an adverse impact in the future.

         Similarly, if Florida or Arizona or any of their respective political subdivisions should suffer serious financial difficulties to the extent their ability to pay their obligations might be jeopardized, the ability of such entities to market their securities, and the value of the Florida Intermediate Tax-Exempt Fund or the Arizona Tax-Exempt Fund, could be adversely affected.

          In addition to the risk of nonpayment on California, Florida or Arizona Municipal Instruments, if these obligations decline in quality and are downgraded by the NRSROs, they may become ineligible for purchase by the Funds. Since there are large numbers of buyers of these instruments, the supply of California, Florida or Arizona Municipal Instruments that are eligible for purchase by the Funds could become inadequate at certain times.

         Investors should consider the greater risk inherent in the concentration of the California Funds, the Florida Intermediate Tax-Exempt Fund and the Arizona Tax-Exempt Fund in such obligations versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California, Florida or Arizona Municipal Instruments with the yield of a more diversified portfolio including other Municipal Instruments before making an investment decision.

         A more detailed description of special factors affecting investments in California, Florida and Arizona Municipal Instruments is provided in the Additional Statement.

TECHNOLOGY FUND -- ADDITIONAL RISKS AND CONSIDERATIONS

          The Technology Fund's concentration in technology securities presents special risk considerations. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry may affect negatively the financial condition of technology companies, and the Fund's concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience dramatic price movements precipitated by investors' excessive optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. Investors should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.


          In addition, it is expected that more than 25% of the Technology Fund's total assets will normally be invested in technology companies which develop or sell computers, software and peripheral products. In addition to the risks associated with other technology companies, these companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.

         The Technology Fund may invest in the stocks of both large and small companies. While Northern Trust believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of small companies also involves greater risk and portfolio price volatility as described above under "Investment Information -- Small Cap Fund."

INTERNATIONAL FUNDS -- FURTHER INFORMATION

The International Fixed Income, International Growth Equity and International Select Equity Funds (the "International Funds") will be invested at all times in the securities of issuers located in at least three different foreign countries. These countries may include, but are not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, Columbia, Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.

          Because the securities markets in the following countries are highly developed, liquid and subject to extensive regulation, the International Growth Equity and the International Select Equity Funds may invest more than 25% of their respective total assets in the securities of issuers located in Japan and the United Kingdom, and the International Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in Canada, France, Germany, Japan, the United Kingdom and the United States. Investment in a particular country of 25% or more of a Fund's total assets will make a Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, efforts by the member countries of the European Community to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposition arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Republic of Germany (West Germany) and other political and social events in Europe have caused considerable economic and social dislocations. Similarly, events in the Japanese economy as well as social developments and natural disasters have affected Japanese securities and currency markets, and have disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments can be expected to produce continuing effects on securities and currency markets. Investment in foreign securities, including securities of issuers located in the countries listed above, involves other risks which are described under "Additional Investment Information, Risks and Considerations."

         Certain investments by the International Funds will involve risks associated with investments in emerging market countries. In addition, securities issued in certain countries are currently accessible to the International Funds only through investment in other investment companies that are specifically authorized to invest in such securities. Further information about these matters is provided under "Additional Investment Information, Risks and Considerations."

FUNDAMENTALS OF FIXED INCOME INVESTING

         Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities are affected by changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. A bond fund portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same maturity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's market value. As a result, the ratings of rating services are used by the Investment Advisers only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.



          In addition, fixed income securities may be subject to both call risk and extension risk. Call risk (i.e., where the issuer exercises its right to pay principal on an obligation earlier than scheduled) causes cash flow to be returned earlier than expected. This typically results when interest rates have declined, and a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. Extension risk (i.e., where the issuer exercises its right to pay principal on an obligation later than scheduled) causes cash flows to be returned later than expected. This typically results when interest rates have increased and a Fund will suffer from the inability to invest in higher yielding securities. As stated above, certain Funds will normally maintain the average-weighted maturities of their portfolios within specified ranges. The maturities of certain instruments, however, such as variable and floating rate instruments, as well as instruments subject to prepayment or redemption by the issuers, are subject to estimation. There is no assurance that the estimations used by the Funds for these instruments will, in fact, be accurate or that, if inaccurate, a Fund's average-weighted maturity will remain within the specified limits.


ADDITIONAL INVESTMENT INFORMATION, RISKS AND CONSIDERATIONS

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

CONVERTIBLE SECURITIES. Each Equity Fund (other than the Stock Index and Small Cap Index Funds) and the International Fixed Income Fund may invest in convertible securities including convertible bonds, debentures, and preferred stock. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by a Fund will usually be rated investment grade by S&P, Moody's, Duff or Fitch or, if unrated, will be of comparable quality as determined by the Investment Advisers. A Fund may, however, acquire convertible securities rated below investment grade when an Investment Adviser believes that their investment characteristics make them desirable, so long as (a) under normal market and economic conditions, less than 10% of the Fund's total assets (35% in the case of the Income Equity Fund and 5% in the case of the International Fixed Income Fund, International Growth Equity Fund and International Select Equity Fund) are invested in non-investment grade convertible securities and (b) any such security is rated "B" or higher by at least one major rating agency. As of March 31, 1997, the Income Equity Fund had the following percentages of its portfolio assets invested in convertible securities with the following ratings: 0.0% AAA, 4.7% AA, 15.6% A, 30.0% BBB, 6.5% BB, 17.3% B and 1.1% unrated. For a description of applicable securities ratings, See Appendix A to the Additional Statement.


         Non-investment grade securities (those that are rated "Ba" or lower by Moody's or "BB" or lower by S&P, Duff or Fitch) are commonly referred to as "junk bonds." Particular risks associated with lower-rated convertible securities are: (a) the relative youth and growth of the market for such securities; (b) the sensitivity of such securities to interest rate and economic changes; (c) the lower degree of protection of principal and interest payments;
(d) the relatively low trading market liquidity for the securities; (e) the impact that legislation may have on the high yield bond market (and, in turn, on a Fund's net asset value and investment practices); and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market.

         For purposes of determining the percentage of Fund's assets that is invested in equity securities, only that portion of the value of convertible securities attributable to their fixed income characteristics will be deemed to be a fixed income investment. The remaining value will be deemed to be an equity investment.

WARRANTS. Each Equity Fund (other than the Stock Index and Small Cap Index Funds) may invest up to 5% of its net assets at the time of purchase in warrants and similar rights in addition to those that have been acquired in units or are attached to other securities. Warrants represent rights to purchase securities at a specific price for a specific period of time. A Fund may also purchase bonds that are issued in tandem with warrants entitling the holder to purchase common stock at a specified price during a specified period. The prices of warrants do not necessarily correlate with the prices of the underlying securities.


MUNICIPAL INSTRUMENTS. The Municipal Money Market, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt and California Funds (the "Tax-Exempt Funds") intend to invest primarily in Municipal Instruments. Municipal Instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.


         Municipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

         The Tax-Exempt Funds may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Within the principal classifications of Municipal Instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

         The Tax-Exempt Funds (other than the Municipal Money Market Fund and California Municipal Money Market Fund) may also hold tax-exempt derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These derivative instruments represent beneficial interests in Municipal Instruments that are marketed by investment banking firms under various names such as FLOATs(SM), RITEs(SM), SAVRs(SM) and RIBs(SM). These instruments represent relatively recent innovations in the municipal bond markets, and the trading market for these instruments is less developed than the markets for traditional types of Municipal Instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of Municipal Instruments and may present greater potential for capital gain or loss. On the other hand, the imbedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. Neither the Funds nor Northern Trust will review the municipal, corporate or other proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

         Each Tax-Exempt Fund may acquire "stand-by commitments" relating to the Municipal Instruments it holds. Under a standby commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

         Municipal Instruments purchased by the Tax-Exempt Funds may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in Municipal Instruments and affect its share price. Foreign letters of credit may involve certain risks in addition to those of domestic obligations. Foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than domestic banks.

         The Tax-Exempt Funds do not intend to invest 25% or more of the value of their respective total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. Each Fund may, however, invest 25% or more of its total assets in Municipal Instruments the interest on which is paid solely from revenues of similar projects. In addition, although the Funds, other than the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Funds, do not expect to do so during normal market conditions, each may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. The Florida Intermediate Tax-Exempt Fund expects to invest principally in Florida Municipal Instruments, the California Funds expect to invest principally in California Municipal Instruments and the Arizona Tax-Exempt Fund expects to invest principally in Arizona Municipal Instruments. When a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instruments.


         Funds in addition to the Tax-Exempt Funds may invest from time to time in Municipal Instruments or other securities issued by state and local governmental bodies when the Investment Advisers believe such an investment strategy is in the best interest of Northern Funds' shareholders. Dividends paid by Funds other than the Tax-Exempt Funds on such investments will be taxable to shareholders.



FOREIGN SECURITIES. The International Funds intend to invest primarily in the securities of foreign issuers. In addition, each Equity Fund and the Fixed Income Fund may invest a portion of their assets in such securities, including (except with respect to the Fixed Income Fund) eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund may also invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.


         Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invest in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

         The Money Market Fund, the Fixed Income Fund, each Equity Fund and each International Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.


         To the extent consistent with their investment objectives, the Funds may also invest in, Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.


         In addition, the International Funds may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The securities registration and custody procedures in these countries are often less developed and present additional risks of loss.


         Although a Fund (other than the Money Market Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

         The International Fixed Income Fund may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. The Fund may also invest in securities denominated in other currency "baskets."

         Investors should understand that the expense ratios of the International Funds can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Distributions and Taxes."

AMERICAN DEPOSITORY RECEIPTS. Each Equity Fund (other than the Stock Index and Small Cap Index Funds) and each International Fund can invest in ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

EUROPEAN DEPOSITORY RECEIPTS. Each Equity Fund (other than the Stock Index and Small Cap Index Funds) and each International Fund can also invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Equity Funds (other than the Stock Index and Small Cap Index Funds), the International Funds and the Fixed Income Fund may enter into forward currency exchange contracts in an effort to hedge all or any portion of their portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. The International Funds may also enter into foreign currency exchange contracts to seek to increase total return when Northern Trust anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not in Northern Trust's view present attractive investment opportunities and are not held by the Fund. In addition, the International Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Northern Trust believes that there is a pattern of correlation between the two currencies.


         A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although these contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, a Fund may choose to refrain from entering into such contracts. In connection with its forward currency exchange contracts, a Fund will segregate liquid assets, such as cash, U.S. government securities or other liquid securities, or will otherwise cover its position in accordance with applicable requirements of the SEC.


OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Fund (other than the Money Market Funds) may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Funds, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or (in the case of the International Fixed Income Fund) the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets

(measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

         To the extent consistent with its investment objective, each Fund (other than the Money Market Funds) may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. The Funds may also invest in futures contracts and options in futures contracts to increase total return (i.e. for speculative purposes). The value of a Fund's futures contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its total assets.

         Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. When used as a hedge, a Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.


         A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option;
(b) the possible inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and
(d) the Investment Advisers' ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see "Futures Contracts and Related Options" and Appendix B in the Additional Statement.


         Northern Funds intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. In order to protect their value from interest rate fluctuations and to hedge against fluctuations in the floating rate market, each Fixed Income Fund and the Income Equity Fund may enter into interest rate swaps, and the U.S. Government, Short-Intermediate U.S. Government, Fixed Income and International Fixed Income Funds may purchase interest rate floors or caps. The Funds expect to enter into these hedging transactions primarily to preserve a return or spread of a particular investment or portion of their respective holdings and to protect against an increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. In order to protect against currency fluctuations, the International Funds may also enter into currency swaps. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies.


         The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and the Fund will segregate liquid assets having an aggregate net asset value at least equal to such accrued excess. A Fund will not enter into any interest rate swap, floor or cap transaction or any currency swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.


UNITED STATES GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.


         Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

STRIPPED OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government and other domestic and foreign obligations. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality), foreign governments or private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by Northern Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. Like other stripped obligations, these participations are also normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the U.S. Government Money Market Fund in such participations will not exceed 35% of the value of that Fund's total assets.


ASSET-BACKED SECURITIES. The U.S. Government Money Market Fund, the U.S. Government Fund and the Short-Intermediate U.S. Government Fund may purchase securities that are secured or backed by mortgages and that are issued by the U.S. government, its agencies or instrumentalities. The other Funds may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by the U.S. government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special purpose entities. The Funds will not purchase non-mortgage asset-backed securities that are not rated investment grade by S&P, Duff, Fitch or Moody's.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

         The Funds may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund (other than a Money Market Fund), the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.


EXCHANGE RATE-RELATED SECURITIES. The Fixed Income, International Fixed Income and Income Equity Funds may each invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

         Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund and the Fixed Income Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. and foreign insurance companies. Pursuant to these contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market Fund and Fixed Income Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern Trust. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."



VARIABLE AND FLOATING RATE INSTRUMENTS. In accordance with their respective investment objectives, the Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date. A Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features subject to applicable SEC regulations. Unrated instruments will be determined by the Investment

Advisers to be of comparable quality at the time of purchase to rated instruments purchasable by the Funds.


         The Funds (other than the Money Market Funds) may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

         The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments (including inverse floaters) will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to make borrowings as described below under "Investment Restrictions." If the securities held by a Fund should decline in value while borrowings are outstanding, the market value of the Fund's portfolio will decline proportionately more than the decline in value it would otherwise suffer. Borrowings may be made through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker/dealers and agrees to repurchase them at a particular date and price. The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Funds (other than the Municipal Money Market, U.S. Government Select Money Market, California Municipal Money Market, Income Equity, Growth Equity, Select Equity and Small Cap Funds) may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. During the time a reverse repurchase agreement is outstanding, a Fund will segregate liquid assets having a value at least equal to the repurchase price. A Fund's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.



SECURITIES LENDING. Each Fund may seek additional income from time to time by lending securities on a short-term basis to banks, brokers and dealers. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Fund may not make such loans in excess of 33 1/3% of the value of its total assets (including the loan collateral). Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.


FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Investment Advisers.



INVESTMENT COMPANIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. In addition, each Fund may invest in securities issued by other investment companies if otherwise consistent with its investment objectives and policies, including shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one or more specified foreign countries. As a shareholder of another investment company, a Fund will bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations. Investments in other investment companies will be subject to the limits imposed by the 1940 Act.



ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, SMBS issued by private issuers, certain unlisted over-the-counter options, certain GICs and other securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").



         If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Advisers determine, under guidelines approved by Northern Funds' Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.



PORTFOLIO TRANSACTIONS AND TURNOVER. Northern Funds' Advisory Agreement provides that in selecting brokers or dealers to place orders for transactions (a) involving common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available and (b) involving bonds and other fixed income obligations, the Investment Advisers shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate exercises investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.



         The portfolio turnover rates of the Funds will vary from year to year, and may be affected by changes in country and currency weightings, as well as changes in the holdings of specific issuers. Investments in issuers in smaller or emerging markets may also contribute to portfolio turnover for the International Funds. High portfolio turnover (100% or more) may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. In addition, higher turnover rates can result in corresponding increases in commissions and other transaction costs. The Investment Advisers will not consider turnover rate a limiting factor in making investment decisions. The portfolio turnover rate of each Fund (other than the Money Market Funds, the Short-Intermediate U.S. Government Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the Mid Cap Growth Fund and the Small Cap Index Fund) is stated under "Financial Highlights." Northern Funds expects that the annual turnover rate of each of the Short-Intermediate U.S. Government Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the California Tax-Exempt Fund and the Small Cap Index Fund will generally not exceed 100%.



MISCELLANEOUS. A security will be considered to be a permissible investment for a Fund if it has received the minimum permitted rating for that Fund from one major rating agency, even though it has received a lower rating from other rating agencies. After its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. A Fund's Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security. Except for the convertible securities described above, the Investment Advisers expect to sell promptly any fixed income securities that are non-investment grade which exceed 5% of a Fund's net assets, or are below the minimum rating described above in the case of the Money Market Funds, where it has determined that such sale is in the best interest of the Fund.


         For a description of applicable securities ratings, see Appendix A to the Additional Statement. Investment grade securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.


         Each Fund may also purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Advisers to be substantially similar to those of any other investment otherwise permitted by the investment policies discussed above.





INVESTMENT RESTRICTIONS

A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. No assurance can be provided that a Fund will achieve its investment objective.

         Each Fund has also adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the Additional Statement.

         No Fund may:

         1. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry (a) with certain limited exceptions set forth in the Additional Statement and (b) except that the Technology Fund may not invest less than 25% of its total assets at the time of purchase in the securities of issuers principally engaged in technology business activities, other than during temporary defensive periods;

         2. borrow money except in amounts up to 33 1/3% of the value of its total assets at the time of borrowing;


         3. purchase securities (except U.S. government securities and repurchase agreements collateralized by such securities) if more than 5% of its total assets at the time of purchase will be invested in the securities of any one issuer, except that up to 25% (50% for the California Municipal Money Market
Fund) of a Fund's total assets may be invested without regard to this 5% limitation; or

         4. subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer.


         Restrictions 3 and 4 do not apply to the California Intermediate Tax-Exempt Fund, the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund, the California Tax-Exempt Fund or the International Fixed Income Fund. Instead, as a non-fundamental investment restriction, these Funds will not hold any securities (except U.S. government securities) that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except the U.S. government, its agencies and instrumentalities).



         In accordance with current SEC regulations, the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to limit investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities or securities of other investment companies) to not more than 5% of the value of their respective total assets at the time of purchase, except that (a) 25% of the value of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; (b) 25% of the value of the total assets of the other Money Market Funds may be invested in any one issuer for a period of up to three Business Days; and (c) securities subject to certain unconditional guarantees are subject to different diversification requirements as described in the Additional Statement. In addition, the Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds will limit their investments in all securities, and the Municipal Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities as described in the Additional

Statement, that are not in the highest rating category as prescribed by SEC regulations.


OPENING AN ACCOUNT AND PURCHASING SHARES

         An investment account may be opened and shares purchased directly from Northern Funds by following the instructions below under "Purchasing Shares Directly from the Funds." If you maintain certain accounts at Northern Trust or another institution (such as a bank or broker/dealer) that has entered into an agreement with Northern Funds to provide services to its customers, you may purchase shares through your institution in accordance with its procedures. See "Purchasing Shares Through Northern Trust and Other Institutions" below for more details. If you have any questions or need any assistance in opening an investment account or purchasing shares, call 1-800-595-9111.


         The Investment Advisers anticipate that each of the Mid Cap Growth, Short-Intermediate U.S. Government, California Intermediate Tax-Exempt, Arizona Tax-Exempt and Small Cap Index Funds will commence operations during the current calendar year.


PURCHASING SHARES DIRECTLY FROM THE FUNDS

         For your convenience, there are a number of ways to invest directly with Northern Funds. When establishing an investment account directly with Northern Funds, the minimum initial investment in a Fund is $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.


BY MAIL. You may purchase shares by mail by sending a Purchase Application, a copy of which accompanies this Prospectus, together with a check or money order payable to Northern Funds in the envelope provided or by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Purchase orders on behalf of corporations and other entities must be accompanied by a certified corporate resolution or other acceptable evidence of authority. If using overnight delivery use the following address: 801 South Canal Street, Chicago, Illinois 60607, Attn: Northern Funds. Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment, or indicate on your check or a separate piece of paper your name, address and account number.

         A $20 fee will be charged by the Transfer Agent if any check used for investment does not clear. In addition, you will be responsible for any loss suffered by a Fund. If you purchase shares by check and subsequently request the redemption of those shares, Northern Funds may delay the payment of redemption proceeds until the Transfer Agent is satisfied that the check has cleared, which may take up to 15 days from the purchase date. If you anticipate redemptions soon after purchase, you may wish to wire funds to avoid delays. Northern Funds will not accept payment in cash or third party checks for the purchase of shares.

BY WIRE. You may make initial or subsequent investments in shares of the Funds by wiring federal funds. If you are opening an account with a wire purchase, you must call 1-800-595-9111 for instructions prior to wiring funds. You must promptly complete a Purchase Application and forward it to the Transfer Agent in the envelope provided herewith, or by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed. Redemptions will not be paid until your completed application has been received by the Transfer Agent. If you wish to add to an existing account by wire purchase, you may wire federal funds to:

                  The Northern Trust Company
                  Chicago, Illinois
                  ABA Routing No.  0710-00152,
                  (Reference 10 Digit Fund Account Number)
                  (Reference Shareholder's Name)

DIRECT DEPOSIT. You may purchase additional shares through the Direct Payroll Deposit Plan offered by Northern Funds. Through this plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. In order to participate in the plan, your employer must have direct deposit capabilities through the Automated Clearing House ("ACH") available to its employees. The plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments. Further details about this service may be obtained from the Transfer Agent by calling 1-800-595-9111. Northern Funds reserves the right, at any time and without prior notice, to limit or terminate the Direct Payroll Deposit privilege or its use in any manner by any person.

AUTOMATIC INVESTMENT. Northern Funds offers an Automatic Investment Plan that allows you to automatically purchase shares on a regular, monthly basis ($250 initial minimum, $50 monthly minimum additions). Under this plan the Transfer Agent originates an ACH request to your financial institution which forwards funds periodically to the Transfer Agent to purchase shares. The plan can be established with any financial institution that participates in the ACH funds transfer system.

No service fee is currently charged by Northern Funds for participation in the plan. You may establish the plan by completing the appropriate section on the Purchase Application when opening an account. You may also establish the plan after an account is opened by completing an Automatic Investment Plan Application which may be obtained by calling 1-800-595-9111. If an investor discontinues participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in the Fund's net asset value.


DIRECTED REINVESTMENTS. In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. In addition, systematic withdrawals from one account and reinvestments in another account may be established. See "Redeeming and Exchanging Directly from the Funds -- Systematic Withdrawals." Reinvestments can only be directed to an existing Northern Funds' account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

BY EXCHANGE. You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Redeeming and Exchanging Shares" for details.

PURCHASING SHARES THROUGH NORTHERN TRUST AND OTHER INSTITUTIONS

Northern Trust customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions. Customers of other institutions (together with Northern Trust, "Service Organizations"), such as banks or broker-dealers that have entered into agreements with Northern Funds, should contact their account officers for appropriate purchase instructions. Northern Trust or another Service Organization may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. To determine whether you may purchase shares through your institution, contact your institution directly or call 1-800-595-9111. Purchases (and redemptions) placed through Northern Trust or another Service Organization are processed only on days that both Northern Funds and the particular institution are open for business.

         Depending on the terms of the particular account used to purchase Fund shares, Northern Trust or other institutions may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. For further discussion of Service Organizations and the procedures for purchasing (and redeeming) shares through them, see "Management -- Service Organizations."

ADDITIONAL PURCHASE INFORMATION


EFFECTIVE TIME AND PRICE OF PURCHASES -- NON-MONEY MARKET FUNDS. Except as provided below under "Further Information --Miscellaneous," a purchase order for Fund shares received by the Transfer Agent by 3:00 p.m. (Chicago Time) on a Business Day (as defined below) will be priced at the net asset value determined on that day, provided that either: (a) the order is accompanied by payment of the purchase price; or (b) the order is placed by Northern Trust or a Service Organization that is acting on behalf of itself or its qualified customer accounts and undertakes to make payment on the next Business Day in the form of federal funds or other immediately available funds. If an order in proper form with proper payment is not received by the Transfer Agent by such time, the order will be processed at the next determined net asset value after the Transfer Agent has received both an order in proper form and such payment.



EFFECTIVE TIME AND PRICE OF PURCHASES -- MONEY MARKET FUNDS. Except as provided below under "Further Information --Miscellaneous," a purchase order for Fund shares received by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day will be executed that day, provided immediately available funds have been received by the Transfer Agent by that time. If your purchase order or immediately available funds are not received by the Transfer Agent by 1:00 p.m. (Chicago Time), then your purchase order will be executed on the next Business Day following the Business Day on which your order and immediately available funds are received by the Transfer Agent. Purchase orders that are accompanied by payment in any form other than immediately available funds will be executed on the next Business Day after the Business Day on which both the order and payment in proper form are received by the Transfer Agent.

MISCELLANEOUS PURCHASE INFORMATION. You will be responsible for all losses and expenses of the Funds as a result of a check that does not clear or an ACH transfer that is rejected. Northern Funds may decline to accept a purchase order when, in the judgment of Northern Funds or its Investment Advisers, it would not be in the best interest of existing shareholders to accept the order. Federal regulations require that you provide a social security number or other certified taxpayer identification number upon opening or reopening an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within 60 days of the date of the Purchase Application. Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Additional Statement. Additions or changes to any information in your account registration (for example, a change in registration from a joint account to an individual account) may be made by submitting a written request to the Transfer Agent accompanied by a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. In the interests of economy and convenience, certificates representing shares of the Funds are not issued. Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60690-6319, calling 1-800-595- 9111, or sending an e-mail to: northernfunds@execpc.com.


REDEEMING AND EXCHANGING SHARES

You can arrange to withdraw your investment in the Funds by selling some or all of your shares. This process is known as "redeeming" your shares. The procedures for redeeming shares differ depending on whether you purchase your shares directly from Northern Funds or through Northern Trust or another Service Organization. If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem them in accordance with the instructions pertaining to that account.

REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS

When you purchase your shares directly from Northern Funds, you may redeem or exchange shares by the methods described below.

You may also use any of these methods if you purchase your shares through an account at Northern Trust or another Service Organization and you appear on Northern Funds' records as the registered holder. You may call 1-800-595-9111 if you have any questions regarding redemptions or exchanges.

         Northern Funds imposes no charges when you redeem or exchange shares. However, when shares of any Fund are purchased through Northern Trust or another Service Organization, a fee may be charged by those institutions for providing services in connection with your investment.

BY MAIL. You may redeem shares in any number or dollar amount by sending a written request to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. The redemption request must state the number of shares or the dollar amount to be redeemed and identify the Fund account number. If the redemption proceeds are to be sent elsewhere than the address of record, each request must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. In addition, written requests for redemptions exceeding $50,000 must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. A signature notarized by a notary public is unacceptable. Northern Funds reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.

BY WIRE. If you authorize wire redemptions on your Purchase Application, shares can be redeemed and the proceeds sent by federal wire transfer to a previously designated account. You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. The minimum amount that may be redeemed by this method is $250. Northern Funds reserves the right to change this minimum or to terminate the wire redemption privilege at any time without notice. To change bank instructions, a written request accompanied by a signature guarantee by a financial institution that participates in STAMP, or such other means or evidence of authority acceptable to the Transfer Agent, must be sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed.

BY CHECK. You may also redeem shares of the Money Market Funds by redemption check in amounts of $250 or more once the checkwriting privilege has been established. When the check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the particular Fund involved to redeem a sufficient number of your shares to cover the amount of the check. Dividends are earned until the check clears the Transfer Agent. You can establish the checkwriting privilege by checking the appropriate box on the Purchase Application, or if your Fund account is already opened, by completing the appropriate form which may be obtained by calling the Transfer Agent at 1-800-595- 9111. When establishing checkwriting for an account that is already opened, the form must be signed by each person whose name appears on the account accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed.

         You may place stop payment requests on checks by calling the Transfer Agent at 1-800-595-9111. A $20 fee will be charged for each stop payment request. If there are insufficient shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $20 will be charged to the account. You may not use checks to close an account or redeem shares purchased within the past fifteen days. Checks you write will not be returned to you, although copies are available upon request. Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the checkwriting privilege or its use in any manner by any person.

SYSTEMATIC WITHDRAWALS. Northern Funds offers a Systematic Withdrawal Plan. If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals ($250 minimum amount per withdrawal) and distributed in cash or reinvested in one or more of the other Funds offered by Northern Funds. See "Purchasing Shares Directly from the Funds -- Directed Reinvestments." An application form and additional information may be obtained from the Transfer Agent by calling 1-800-595-9111.

EXCHANGE PRIVILEGE. Northern Funds offers an exchange privilege that permits you to exchange shares of one Fund for shares of another Fund offered by Northern Funds. To establish the exchange privilege, you must check the appropriate box on the Purchase Application or, if your Fund account is already opened, you may send a written request to the Transfer Agent, and must establish or maintain accounts with an identical title in each Fund involved in an exchange transaction. In addition, the shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange).

         Since an excessive number of exchanges may be disadvantageous to Northern Funds, Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. A shareholder may continue making exchanges until notified that the exchange privilege has been suspended, limited or terminated. Northern Funds reserves the right to modify or terminate the exchange privilege at any time and to reject any exchange request. Questions regarding the exchange privilege may be directed to 1-800-595-9111 or to your account officer at your Service Organization. Exchanges will be processed only when the shares being acquired can be legally sold in the state of the investor's residence.

         Exchanges may have tax consequences. No exchange fee is currently imposed by Northern Funds on exchanges. Northern Funds reserves, however, the right to impose a charge in the future.

TELEPHONE PRIVILEGE. This privilege permits you to redeem or exchange shares by telephone. To establish the telephone privilege, you must check the appropriate box on the Purchase Application, or if your Fund account is already opened, you may send a written request to the Transfer Agent. The request must be signed by each owner of the account and accompanied by signature guarantees as provided below or such other means or evidence of authority as may be acceptable to the Transfer Agent. Once you have established the telephone privilege, you may use the telephone privilege by calling the Transfer Agent at 1-800- 595-9111.

         The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds for redemption orders will be sent by check, by wire transfer or by transfer to an account maintained at Northern Trust or an affiliated bank. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. The address of record for redemption checks may be changed only by a written request accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent and sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and will request a form of personal identification if such identification has been furnished to the Transfer Agent. Neither Northern Funds nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that Northern Funds fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, you will bear the risk of loss.

         Northern Funds reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by Northern Funds at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to contact the Transfer Agent by telephone, shares may also be redeemed by mail as described above under the discussion of redemptions by mail.

REDEEMING AND EXCHANGING THROUGH NORTHERN TRUST AND OTHER
INSTITUTIONS

If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem or exchange them in accordance with the instructions pertaining to that account. If you are listed on the books of Northern Funds as the shareholder of record, you may also redeem and exchange your shares using any of the methods described above under "Redeeming and Exchanging Directly from the Funds." Questions regarding these redemptions or exchanges should be directed to your account representative at Northern Trust or another Service Organization. Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or another Service Organization a fee may be charged by those institutions for providing services in connection with your account.

ADDITIONAL REDEMPTION AND EXCHANGE INFORMATION


EFFECTIVE TIME AND PRICE OF REDEMPTIONS AND EXCHANGES. Except as provided below under "Further Information -- Miscellaneous," redemption orders for shares of a non-Money Market Fund are processed at the net asset value next determined at 3:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent by 3:00 p.m. (Chicago Time) on a Business Day, and redemption orders for shares of a Money Market Fund are processed at the net asset value next determined at 1:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day. Good order means that the request must include the following information: the account number and Fund name; the amount of the transaction (as specified in dollars or number of shares); the signatures of all account owners exactly as they are registered on the account (except for telephone and wire redemptions); required signature guarantees (if applicable); and other supporting legal documents that might be required in the case of estates, corporations, trusts and certain other accounts. Call 1-800-595-9111 for the additional documentation that may be required of these entities. Exchange orders are likewise processed at the net asset value per share next determined after receipt in good order by the Transfer Agent on a Business Day.

PAYMENT OF REDEMPTION PROCEEDS -- NON-MONEY MARKET FUNDS. The non-Money Market Funds will make payment for redeemed shares typically within one or two Business Days, but no later than the seventh day after receipt by the Transfer Agent of a request in good order on a Business Day, except as otherwise provided by the rules of the SEC. However, if any portion of the shares to be redeemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to shares purchased by money order or wire payment.

PAYMENT OF REDEMPTION PROCEEDS -- MONEY MARKET FUNDS. If received by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day, a redemption request normally will result in proceeds being sent on the next Business Day, unless payment in immediately available funds on the same Business Day is specifically requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order. However, if any portion of the shares to be redeemed represents an investment made by check, Northern Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless Northern Trust or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemptions may not be processed if a shareholder has failed to submit a completed and signed Purchase Application. Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

         To relieve Northern Funds of the cost of maintaining uneconomical accounts, Northern Funds reserves the right to redeem the shares held in any account if at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, you would be given at least 60 days' written notice and, during that period, you could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in a Fund's net asset value. Northern Funds also reserves the right to redeem the shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders. Any involuntary redemption would be at net asset value. Northern Funds also reserves the right to redeem shares involuntarily if it is otherwise appropriate to do so under the 1940 Act (see "Amortized Cost Valuation" in the Additional Statement).

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


Each Money Market Fund's net investment income is declared as a dividend on each Business Day on the shares that are outstanding at 1:00 p.m. (Chicago Time) on the declaration date. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Dividends from net investment income are paid monthly, except that dividends will be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net realized short-term capital gains, after reduction for capital loss carry-forwards, if any, of a Fund may be distributed from time to time during Northern Funds' fiscal year (but not less frequently than annually). The Money Market Funds do not expect to realize net long-term capital gains.



         Dividends from the net investment income of each of the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds are declared daily on each Business Day and paid monthly. Shares of these Funds are entitled to the dividends declared by a Fund beginning on the next Business Day after the purchase order is executed.

         Dividends from the net investment income of the other Funds are declared and paid as follows:


                                                                DIVIDENDS
               FUND                                        DECLARED AND PAID
      International Fixed Income........................         Quarterly
      Income Equity.....................................         Monthly
      Stock Index.......................................         Quarterly
      Growth Equity.....................................         Quarterly
      Select Equity.....................................         Annually
      Mid Cap Growth....................................         Quarterly
      Small Cap Index...................................         Annually
      Small Cap ........................................         Annually
      International Growth Equity.......................         Annually
      International Select Equity.......................         Annually
      Technology........................................         Annually


         The net realized capital gains of each Fund are distributed at least annually.

         Dividends and capital gain distributions, if any, will reduce the net asset value of a Fund (other than a Money Market Fund) by the amount of the dividend or capital gain distribution. Dividends and capital gain distributions, if any, are automatically reinvested (without any sales charge or portfolio transaction fee) in additional shares of the same Fund at their net asset value determined on the payment date. You may, however, notify the Transfer Agent in writing that you elect instead to have dividends and/or capital gain distributions paid in cash or reinvested in shares of another Fund offered by Northern Funds at their net asset value determined on the payment date (provided you maintain an account in such Fund). This election will become effective for distributions paid two days after its receipt by the Transfer Agent.

         Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account with respect to the International Fixed Income Fund in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his or her shares.

TAXES

As with any investment, you should consider the tax implications of an investment in Northern Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation. Northern Funds will send written notices to shareholders annually regarding the tax status of distributions made by the Funds. The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are distributed to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes.


         To qualify, a Fund will pay as dividends at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income (if any) each year. Investment company taxable income includes, but is not limited to, taxable interest, dividends and short-term capital gains less expenses. Dividends based on either investment company taxable income (which includes income resulting from investments in options and futures contracts) or the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income in determining gross income for tax purposes, whether or not the dividends are received in cash or additional shares. (Federal income taxes for distributions to an IRA or other qualified retirement account are deferred or eliminated under the Code.)



         Dividends paid by the Tax-Exempt Funds (but not the other Funds) that are derived from interest on Municipal Instruments ("exempt-interest dividends") may be excludable from your federal taxable income (unless because of your particular situation exclusion would be disallowed). You should note that income that is not subject to federal income taxes may nevertheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes. You should also note that a portion of the exempt-interest dividends paid by the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds may be, and a portion of such dividends by the Municipal Money Market and California Municipal Money Market Funds generally will be, an item of tax preference for both corporate and individual taxpayers in determining federal alternative minimum tax liability. (Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds in determining certain adjustments for alternative minimum tax purposes.) If you hold shares for six months or less, and during that time receive exempt-interest dividends, any loss realized on the sale of those shares will be disallowed to the extent of the exempt-interest dividends.



         Any distribution based on the excess of long-term capital gain over net short-term capital loss will be taxable as a long-term capital gain, regardless of how long you hold Fund shares. However, if you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss realized on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.



         Before purchasing shares you should consider the effect of any capital gain distributions and, for those Funds that do not declare dividends daily, any net income dividends that are expected to be declared or that have been declared but not yet paid. The net asset value of the shares will be reduced by the amount of any such distribution, so that a shareholder will, in effect, have paid full price for the shares and then received a portion of the price back as a taxable distribution. This is because at any given time the value of your shares includes the undistributed net gains, if any, realized by a Fund on the sale of portfolio securities, and undistributed dividends and interest received, less the Fund's expenses. Because such gains and dividends are included in the price of your shares, when they are distributed, the price of your shares is reduced by the amount of the distribution. Accordingly, if your distribution is reinvested in additional shares, the distribution has no effect on the value of your investment; while you own more shares, the price of each share has been reduced by the amount of the distribution. Likewise, if you take your distribution in cash, the value of your shares after the record date will be reduced by the cash received.


         Any dividends declared in October, November or December and payable to shareholders of record during those months will be deemed to have been paid by a Fund and received by shareholders on December 31, so long as the dividends are actually paid, as expected, in January of the following year.

         Shareholders may realize a taxable gain or loss when redeeming, transferring or exchanging their shares (or in using the Systematic Withdrawal Plan to direct reinvestments), depending on the difference in the prices at which the shares were originally purchased and when redeemed, transferred or exchanged.

      Dividends and certain interest income earned by a Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that one or more of the International Funds will make this election in certain years. Should a Fund make the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit his proportionate amounts of such taxes against applicable U.S. federal income tax liabilities, or (b) if the shareholder itemizes deductions, to deduct such proportionate amounts from applicable U.S. federal taxable income.



      If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments even if it distributes the income to its shareholders. If a Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund instead would be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above. In addition, a Fund could, as an alternative, elect to mark-to-market and recognize ordinary income each year with respect to any appreciation in a PFIC Investment.



      Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to any investor
(i) who has provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for prior failure to properly include on his return payments of interest or dividends, or (iii) who has failed to certify to Northern Funds, when required to do so, that he is not subject to backup withholding or is an "exempt recipient."



STATE AND LOCAL TAXES GENERALLY. Because the state and local tax rules applicable to an investment in Northern Funds may be different from the federal tax rules described above, you should discuss your investment with your tax adviser. In particular, dividends may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Additionally, although the U.S. Government Select Money Market Fund intends to invest principally in U.S. government securities the interest on which is generally exempt from state income taxation, you should see your tax adviser to determine whether distributions from the Fund are exempt in light of your particular circumstances.



STATE AND LOCAL TAXES -- CALIFORNIA FUNDS. If, at the close of each quarter of each of the California Funds' taxable year, at least 50% of the value of its total assets consists of California Municipal Instruments and certain specified federal obligations, and if the Fund qualifies as a regulated investment company for federal tax purposes, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Municipal Instruments and such federal obligations will be exempt from California state personal income tax (unless, because of your particular situation, exclusion would be disallowed). Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.


      Except as noted with respect to the California state personal income tax, dividends paid by the California Funds may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Moreover, to the extent, if any, that dividends paid by a Fund to its shareholders are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax and California state personal income tax, if applicable, whether or not such dividends are reinvested. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the California Funds.

STATE AND LOCAL TAXES -- FLORIDA INTERMEDIATE TAX-EXEMPT FUND. Florida does not currently have an income tax for individuals, and therefore individual shareholders of this Fund will not be subject to any Florida income tax on amounts received from the Fund. However, Florida does impose an income tax on certain corporations, so that such amounts may be taxable to corporate shareholders.


      Florida also imposes an "intangibles tax" at the annual rate of 2 mills or 0.2% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first 0.1%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last one mill, or last 0.1% of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000.


      Obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the U.S. Government, certain U.S. Government agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands), as well as cash, are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Intermediate Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be entirely exempt from the Florida intangibles tax payable in the following year.

      The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

STATE AND LOCAL TAXES -- ARIZONA TAX-EXEMPT FUND. Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

      There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

TAX TABLE

You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

      The table below illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.



---------------------------------------------------------------------------------------------------------------------
                                           FEDERAL
                                           MARGINAL                          TAX-EXEMPT YIELDS
     TAXABLE INCOME                        TAX RATE      2.00%    3.00%    4.00%   5.00%     6.00%    7.00%    8.00%
---------------------------------------------------------------------------------------------------------------------
  SINGLE RETURN        JOINT RETURN                                      EQUIVALENT TAXABLE YIELDS
$      0-$ 22,100    $      0-$ 36,900         15%       2.35%    3.53%    4.71%   5.88%     7.06%     8.24%   9.41%
$ 22,101-$ 53,500    $ 36,901-$ 89,150         28%       2.78%    4.17%    5.56%   6.94%     8.33%     9.72%   11.11%
$ 53,501-$115,000    $ 89,151-$140,000         31%       2.90%    4.35%    5.80%   7.25%     8.70%    10.14%   11.59%
$115,001-$250,000    $140,001-$250,000         36%       3.13%    4.69%    6.25%   7.81%     9.38%    10.94%   12.50%
Over $250,000        Over $250,000           39.6%       3.31%    4.97%    6.62%   8.28%     9.93%    11.59%   13.25%


----------------------------

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 1998 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. In addition, the brackets do not take into consideration the California or Arizona state personal income tax or the Florida intangibles tax or any other state tax.



MANAGEMENT

BOARD OF TRUSTEES

The business and affairs of Northern Funds are managed under the direction of its Board of Trustees. The Additional Statement contains the name of each Trustee and other background information.



INVESTMENT ADVISERS, TRANSFER AGENT AND CUSTODIAN



Northern Trust, with offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as Northern Funds' investment adviser (except with respect to the Stock Index, Small Cap Index and Small Cap Funds). Northern Trust Quantitative Advisors, Inc. ("NTQA"), an affiliate of Northern Trust which also has offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as investment adviser to the Stock Index, Small Cap Index and Small Cap Funds. Northern Trust also serves as transfer agent and custodian for each Fund. As transfer agent, Northern Trust provides various administrative servicing functions, and any shareholder inquiries may be directed to it. Northern Trust's transfer agency offices are located at 801 S. Canal Street, Chicago, Illinois 60607.


      Northern Trust, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust was formed in 1889 with capitalization of $1 million. NTQA is an Illinois state-chartered trust company formed in 1988. On December 31, 1997, NTQA became a wholly-owned subsidiary of Northern Trust Corporation. NTQA serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1997, Northern Trust Corporation and its subsidiaries had approximately $25.3 billion in assets, $16.4 billion in deposits and employed approximately 7,553 persons.



      Northern Trust and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) $1 trillion in assets as of December 31, 1997, including over $196.5 billion for which Northern Trust and its affiliates had investment management responsibility.



      Subject to the general supervision of Northern Funds' Board of Trustees, the Investment Advisers are responsible for making investment decisions for the Funds and placing purchase and sale orders for portfolio securities. The Investment Advisers are also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel must not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Northern Trust's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with Northern Trust and from purchasing securities where they know the proceeds will be used to repay loans to the bank.



      As compensation for its advisory services and its assumption of related expenses, Northern Trust is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.60% of the average daily net assets of each of the Money Market Funds; 0.75% of the average daily net assets of each of the U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds; 0.90% of the average daily net assets of the International Fixed Income Fund; 1.00% of the average daily net assets of each of the Income Equity, Growth Equity and Mid Cap Growth Funds; and 1.20% of the average daily net assets of each of the Select Equity, International Growth Equity, International Select Equity and Technology Funds. As compensation for its advisory services and its assumption of related expenses, NTQA is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.60% of the average daily net assets of the Stock Index Fund; 0.65% of the average daily net assets of the Small Cap Index Fund; and 1.20% of the average daily net assets of the Small Cap Fund.


      During Northern Funds' fiscal year ended March 31, 1997, Northern Trust received investment management fees (after waivers) at the annualized rates of 0.25% and 0.30% of the average daily net assets of the U.S. Government Select Money Market and California Municipal Money Market Funds, respectively, and at the annualized rates set forth above under "Expense Summary" with respect to the other Funds that had commenced operations.

      Prior to April 1, 1998, Northern Trust served as investment advisor to the Stock Index, Small Cap Index and Small Cap Funds pursuant to advisory agreements substantially identical to those currently in effect for such Funds.

      Northern Trust also receives compensation as Northern Funds' custodian and transfer agent. The fees payable by the Funds for these services are described in the Additional Statement.

      Northern Trust may, at its own expense, provide compensation to certain dealers and other institutions whose customers purchase shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may equal or exceed the annual fees that are earned by Northern Trust from a Fund and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Northern Trust or its affiliates.

      The Money Market, Fixed Income and Equity Funds are advised by Northern Trust's Investment Services Group. James M. Snyder, Vice President of Northern Trust since 1980, Senior Vice President since 1991, Chief Investment Officer since 1995 and Executive Vice President since 1996, oversees the management of all fixed income, equity and money market assets managed by Northern Trust and is the head of Northern's Investment Services Group. Mr. Snyder received his B.S. degree from Indiana University and his M.B.A. degree from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago.

      The portfolio managers primarily responsible for the management of the investment selections of the Funds (other than the Money Market Funds and the Stock Index and Small Cap Index

Funds), together with information as to their principal business occupations during the past five years, are shown below.


FIXED INCOME FUNDS. Primary responsibility for the management of the U.S. Government Fund lies with Monty M. Memler, Vice President in Northern Trust's Fixed Income Management Division. Mr. Memler has had such responsibility for the Fund since November 1994. Mr. Memler received his B.S. degree from the University of Illinois and his M.B.A. degree from the University of Chicago. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Memler joined Northern Trust in 1986. During the past five years, Mr. Memler has managed various fixed income portfolios, including common and collective trust funds and a mutual fund for another investment company.



      Primary responsibility for the management of the Short-Intermediate U.S. Government Fund lies with Steven Schafer, Second Vice President in Northern Trust's Fixed Income Management Division. Mr. Schafer received his B.A. degree from Duke University and his M.B.A. degree from the University of Chicago's Graduate School of Business. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. During the past five years, Mr. Schafer has managed various fixed income portfolios, including common and collective funds and a portfolio of another investment company.



      Primary responsibility for the management of the Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds lies with Eric M. Bergson, Vice President in the Fixed Income Management Division. Mr. Bergson received his A.B. and M.B.A. degrees from the University of Chicago. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Bergson joined Northern Trust in 1986. During the past five years, Mr. Bergson has managed various municipal bond portfolios, including common trust funds comprised of municipal securities.



      Primary responsibility for the management of the California Tax-Exempt Fund lies with Eric Boeckmann, Vice President in Northern Trust's Fixed
Income Management Division. Mr. Boeckmann has had such responsibility for the Fund since April 1998. Mr. Boeckmann received his B.S. degree from the University of Illinois and joined Northern Trust in 1985. During the past five years, Mr. Boeckmann has managed various municipal bond portfolios, including common trust funds comprised of municipal securities.

      Primary responsibility for the management of the Fixed Income Fund and International Fixed Income Fund lies with Michael J. Lannan, Vice President in the Fixed Income Management Division. Mr. Lannan has had such responsibility for the Funds since they commenced operations in April 1994. Mr. Lannan received his B.A. degree from Harvard University and his M.B.A. degree from DePaul University. He is a member of the Institute of Chartered Financial Analysts and the Investment Analysts Society of Chicago. Mr. Lannan joined Northern Trust in 1986. During the past five years, Mr. Lannan has managed various fixed income portfolios, including common and collective trust funds and a portfolio of another investment company invested in obligations of domestic and foreign issuers.




      Primary responsibility for the management of the Tax-Exempt Fund lies with Peter J. Flood, Senior Vice President in Northern Trust's Fixed Income Management Division and has had such responsibility for the Fund since it commenced operations in April 1994. Mr. Flood received his B.S degree from Loyola University and his M.B.A. degree from the University of Chicago. Mr. Flood joined Northern Trust in 1979. During the past five years, Mr. Flood has managed various municipal bond portfolios, including common trust funds invested in municipal securities.



EQUITY FUNDS. Primary responsibility for the management of the Income Equity Fund lies with Theodore T. Southworth, Vice President in the Personal Investment Management Division since joining Northern Trust in 1984. Mr. Southworth has had such responsibility for the Fund since November 1995. Mr. Southworth received his B.A. degree, cum laude, from Harvard College. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. During the past five years, Mr. Southworth has managed an equity common trust fund, as well as various equity portfolios.



      Primary responsibility for the management of the Growth Equity Fund lies with John J. Zielinski, Vice President in the Institutional Asset Management Division. Mr. Zielinski has had such responsibility for the Fund since April, 1998. Mr. Zielinski received a B.S. degree from Tri-State University in Angola, Indiana and his M.B.A. degree from DePaul University in Chicago. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Investment Analysts Society of Chicago. He has been with Northern Trust since 1980. During the past 5 years, Mr., Zielinski has managed equity funds, including collective trust funds and equity funds for another investment company. He has also managed various equity portfolios.


      Primary responsibility for the management of the Select Equity Fund lies with Robert N. Streed, Vice President in the Northern Investment Counselors Division. Mr. Streed has had such responsibility for the Fund since it commenced operations in April 1994. Mr. Streed received his B.B. degree from Western Illinois University and his M.B.A. degree from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Mr. Streed joined Northern Trust in 1990. Prior to joining Northern Trust, he was a Senior Vice President at Capitol Supervisors, Inc. where he managed an equity mutual fund and various equity portfolios. During the past five years, Mr. Streed has managed various equity portfolios.



      Primary responsibility for the management of the Mid Cap Growth Fund lies with Theodore Breckel, Vice President in the Personal Investment Management Division. Mr. Breckel has had such responsibility for the Fund since April 1998. Mr. Breckel received his A.B. and M.B.A. degrees from Indiana University and his M.S. degree from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research. He has been with Northern Trust since 1968. He has served in the Personal Investment Management Division since 1985.



      Primary responsibility for the management of the Small Cap Fund lies with Susan J. French. Ms. French also serves as Vice President of Northern Trust and, since 1998, NTQA. Ms. French has had responsibility for the Fund since it commenced operations in April, 1994. Ms. French received her B.S. degree from Fairfield University and is a member of the Investment Analysts Society of Chicago. Ms. French joined Northern Trust in 1986. During the past five years, Ms. French has managed short-term investment funds and equity index funds including common and collective trust funds and a mutual fund for another investment company.



      Primary responsibility for the management of the International Growth Equity Fund lies with Robert A. LaFleur, Senior Vice President in the Global Strategy and Management Division. Mr. LaFleur has had such responsibility for the Fund since it commenced operations in April 1994. Mr. LaFleur received his B.S. and M.B.A. degrees from the University of Illinois. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation and the Chicago Society of Analysts. Mr. LaFleur joined Northern Trust in 1982. During the past five years, Mr. LaFleur has managed international equity portfolios, including common and collective trust funds invested principally in foreign securities and a portfolio for another investment company.


      Primary responsibility for the management of the International Select Equity Fund lies with both Robert A. LaFleur and Svein Backer, Second Vice President of the Global Strategy and Management Division. Mr. Backer has had such responsibility since July 1997. Mr. Backer received his B.B.A. degree in finance from Loyola University. During the past five years, Mr. Backer has been responsible for the stock selection and coverage of existing holdings for the United Kingdom, Scandinavian, Australian, Canadian, South African and Emerging Market Europe weightings in Northern Trust's international equity funds.

      Primary responsibility for the management of the Technology Fund lies with John B. Leo, Vice President in the Personal Investment Management Division, and George J. Gilbert and Jim Burkart, each a Vice President in the Investment Research Division. Mr. Leo has had such responsibility since the Fund commenced operations in April 1996. Messrs. Gilbert and Burkhart have had such responsibility since July 1997. Mr. Leo received his B.S. degree from Northern Illinois University and his M.B.A. degree from the University of Chicago. Mr. Leo joined Northern Trust in 1984. During the past five years, Mr. Leo has managed equity and bond portfolios, including a common trust fund. Mr. Gilbert received his B.A. degree from the University of St. Thomas, his M.S. degree from the Illinois Institute of Technology and his M.B.A. degree from the University of Chicago. Mr. Gilbert joined Northern Trust in 1980. During the past five years, Mr. Gilbert has co-managed a common trust technology fund, analyzed corporations and made recommendations to portfolio managers on whether to buy, sell or hold securities of corporations in a number of different industries. Mr. Burkart received his A.B. degree from Indiana University. Mr. Burkart joined Northern Trust in 1991. During the past five years, Mr. Burkart has co-managed a common trust technology fund, analyzed corporations and made recommendations to portfolio managers on whether to buy, sell or hold securities of corporations in a number of different industries.



YEAR 2000



Like every other business dependent upon computerized information processing, Northern must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be 19. As the Year 2000 approaches, many systems may be unable to process accurately certain date-based information, which could cause a variety of operational problems for businesses.



Northern's data processing software and hardware provide essential support to virtually all of its businesses, including its services to the Trust, so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern on a timely basis could have a materially adverse effect on its operations -- as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern has stated that its renovation and "risk mitigation" program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern's Year 2000 project includes a comprehensive testing plan. Completion of work on Northern's critical systems is expected by December 31, 1998, so that testing with outside parties may be conducted during 1999.



Northern is also attempting to monitor and validate the efforts of other parties. However, it cannot control the success of those efforts. Contingency plans are being established where appropriate to provide Northern with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern.



ADMINISTRATOR AND DISTRIBUTOR

Sunstone Financial Group, Inc. ("Sunstone"), 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, acts as administrator and prior to January 1, 1997, acted as distributor for Northern Funds. As compensation for its administrative services (which include clerical, compliance, regulatory and other services) and the assumption of related expenses, Sunstone is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.15% of Northern Funds' average net assets. No compensation was payable by Northern Funds to Sunstone for its distribution services.

      Effective January 1, 1997, Sunstone Distribution Services, LLC, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, an affiliate of Sunstone, replaced Sunstone as distributor of the shares of Northern Funds. Miriam M. Allison and Mary M. Tenwinkel, officers of Northern Funds, are also officers of Sunstone Distribution Services, LLC. Shares of Northern Funds are sold by Sunstone Distribution Services, LLC, as distributor, on a continuous basis. No compensation is payable by Northern Funds to Sunstone Distribution Services, LLC for its distribution services.

SERVICE ORGANIZATIONS

Northern Funds may enter into agreements with Service Organizations such as banks, corporations, brokers, dealers and other financial institutions, including Northern Trust, concerning the provision of support and/or distribution services to their customers who own Fund shares. These services, which are described more fully in the Additional Statement, may include support services such as assisting investors in processing administrative purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information to customers showing their positions in the Funds; and providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting. In addition, Service Organizations may provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Service Organizations may receive fees from a Fund at annual rates of up to 0.25% of the average daily net asset value of the shares covered by their agreements.

      Service Organizations may charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organization with respect to these fees and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

      Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with Northern Funds.

      The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Northern Funds only to perform the administrative and investor servicing functions described above, and will represent that the services provided by them under the agreements will not be primarily intended to result in the sale of Fund shares.

      Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

EXPENSES

Except as set forth above and in the Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Northern Trust and Sunstone, brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of Northern Funds, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against Northern Funds for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees, payments to Service Organizations, fees of industry organizations such as the Investment Company Institute, and miscellaneous and extraordinary expenses incurred by Northern Funds.

      Northern Trust and Sunstone intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.

FURTHER INFORMATION

DETERMINING SHARE PRICE


Except as provided below under "Further Information -- Miscellaneous," net asset value per share for purposes of purchases and redemptions is calculated by Northern Trust on each Business Day as of 3:00 p.m. (Chicago Time) for each non-Money Market Fund, and as of 1:00 p.m. (Chicago Time) for each Money Market Fund. Net asset value is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to a Fund, by the number of the Fund's outstanding shares.


      In seeking to maintain a net asset value of $1.00 per share with respect to each Money Market Fund for purposes of purchases and redemptions, Northern Funds values the portfolio securities held by each of the Money Market Funds pursuant to the amortized cost method of valuation described in the Additional Statement under "Amortized Cost Valuation."

      Securities held by the other Funds that are listed on a recognized U.S. or foreign securities exchange are valued at the last quoted sales price on the securities exchange on which the securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If securities listed on a U.S. exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by Northern Trust under the supervision of the Board of Trustees. Temporary short-term investments are valued at amortized cost which Northern Trust has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when those prices are believed to reflect the fair market value of the securities.

ADVERTISING PERFORMANCE

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or to the S&P 500 Index, the S&P 400 Index, the Russell 2000 or 1000 Small Stock Index, the Consumer Price Index or the Dow Jones Industrial Average. In addition, performance of the U.S. Government and Fixed Income Funds may be compared to the Lehman Brothers Government Bond Index (or its two components, the Treasury Bond Index and Agency Bond Index), the Lehman Brothers Corporate Bond Index and the Lehman Brothers Intermediate Government Bond Index. Performance of the Intermediate Tax-Exempt and Tax-Exempt Funds may be compared to the Lehman Brothers Municipal Bond or 5-Year Municipal Bond Indices; performance of the California Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers California Intermediate Index; performance of the Florida Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Florida Intermediate Municipal Bond Index; performance of the Arizona Tax-Exempt Fund may be compared to the Lehman Brothers Arizona Municipal Bond Index; and performance of the California Tax-Exempt Fund may be compared to the Lehman Brothers California Municipal Index. Performance of the Income Equity Fund may be compared to the Merrill Lynch Investment Grade Convertible Bond Index. Performance of the International Funds may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE"), the Morgan Stanley EAFE and Emerging Markets Free Index and the J.P. Morgan International Government Bond Index. Performance of the Technology Fund may be compared to the Morgan Stanley Index, the Hambrecht and Quist Technology Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index and any other comparable technology index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. From time to time, the Funds may also quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.


      A Fund calculates its total return on an "average annual total return" basis for various periods from the date the Fund commences investment operations and for other periods as permitted under SEC rules. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions are reinvested. When considering average total return figures for periods longer than one year, you should note that the annual total return for any one year may be more or less than the average for the entire period. A Fund may also advertise its total return on an aggregate, year-by-year or other basis for various specified periods through charts, graphs, schedules or quotations.

      The yield of a Fund (other than the Money Market Funds) is computed based on the Fund's net income during a specified 30-day (or one-month) period. More specifically, the Fund's yield is computed by dividing its per share net income during the relevant period by the per share net asset value on the last day of the period and analyzing the result on a semi-annual basis. The yield of a Money Market Fund is computed based on the Fund's net income during a specified seven-day period. The net investment income is then "annualized." That is, the amount of net investment income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield of a Money Market Fund is calculated similarly but, when annualized, the net investment income generated by the investment is assumed to be reinvested. The "effective" yield will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

      The tax-equivalent yield for a Tax-Exempt Fund shows the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal and/or state income taxes at a stated rate. The tax-equivalent yield for a Tax-Exempt Fund will always be higher than the Fund's yield.

      Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value should be considered in ascertaining the total return to shareholders for a given period. Total return data should also be considered in light of the risks associated with a Fund's composition, quality, operating expenses and market conditions. Any fees charged by Northern Trust or a Service Organization directly to its customers in connection with investments in the Funds will not be included in Northern Funds' calculations of performance data.

VOTING RIGHTS


Northern Funds was formed as a Massachusetts Business Trust on October 12, 1993 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Northern Funds has established twenty-five separate Funds, which are described in this Prospectus.


      Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each series entitled to vote on a matter will vote in the aggregate and not by series, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations where the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Northern Funds may elect all of the Trustees.

      Northern Funds does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, Northern Funds will assist in shareholder communications in connection with the meeting.


      As of March 9, 1998, Northern Trust possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of Northern Funds.


SHAREHOLDER REPORTS

Shareholders of record will be provided each year with a semi-annual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year March 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call 1-800-595-9111, or send an e-mail to: northernfunds@execpc.com.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

MISCELLANEOUS

The address of Northern Funds is 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 and the telephone number is 1-800-595-9111. Northern Funds is registered as an open-end management investment company under the 1940 Act, and each of the Funds (other than the California Funds, the Florida Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the International Fixed Income
Fund) is classified under that Act as a diversified portfolio.


      When a shareholder moves, the shareholder is responsible for sending written notice to the Trust of any new mailing address. The Trust and its transfer agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.



      As used in this Prospectus, "Business Day" means each day Northern Trust and the New York Stock Exchange (the "Exchange) are open, which is Monday through Friday, except for holidays observed by Northern Trust and/or the Exchange other than Good Friday. In 1998, these holidays are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On days when Northern Trust or the Exchange closes early as a result of unusual weather or other conditions, the Funds reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Funds reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Northern Trust is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share. Each Fund reserves the right, however, to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgment, an earlier payment would adversely affect such Fund. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares" above for more information.


      From time to time, Northern Funds' distributor may provide promotional incentives to brokers whose representatives have sold or are expected to sell shares of the Funds. At various times, the distributor may implement programs under which a broker's sales force may be eligible to win cash or non-cash awards for sales efforts, and may finance broker sales contests or recognition programs conforming to criteria established by the distributor. The distributor may also provide marketing services to brokers consisting of written informational material relating to sales incentive campaigns conducted by such brokers for their representatives.

      Northern Trust is sometimes referred to as "The Northern Trust Bank" in advertisements and other literature.

      The Stock Index Fund and the Small Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's or Russell, respectively, nor does Standard & Poor's or Russell guarantee the accuracy and/or completeness of the S&P 500 Index or the Russell Index or any data included therein. Standard & Poor's and Russell make no warranty, express or implied, as to the results to be obtained by the Stock Index Fund or Small Cap Index Fund, respectively, the shareholders of those Funds, any person or any entity from the use of the S&P 500 Index or the Russell Index, or any data included therein. Standard & Poor's and Russell make no express or implied warranties and expressly disclaim all such warranties of merchantability of fitness for a particular purpose for use with respect to the S&P 500 Index or the Russell Index, respectively, or any data included therein.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN NORTHERN FUNDS' ADDITIONAL STATEMENT IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND


                    U.S. GOVERNMENT SELECT MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND


                     CALIFORNIA MUNICIPAL MONEY MARKET FUND
                              U.S. GOVERNMENT FUND
                     SHORT-INTERMEDIATE U.S GOVERNMENT FUND


                          INTERMEDIATE TAX-EXEMPT FUND
                     CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                                FIXED INCOME FUND


                                 TAX-EXEMPT FUND
                             ARIZONA TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                         INTERNATIONAL FIXED INCOME FUND
                               INCOME EQUITY FUND


                                STOCK INDEX FUND


                               GROWTH EQUITY FUND
                               SELECT EQUITY FUND


                               MID CAP GROWTH FUND
                              SMALL CAP INDEX FUND


                                 SMALL CAP FUND
                        (FORMERLY, SMALL CAP GROWTH FUND)
                        INTERNATIONAL GROWTH EQUITY FUND
                        INTERNATIONAL SELECT EQUITY FUND
                                 TECHNOLOGY FUND



                                 NORTHERN FUNDS
                                  (THE "TRUST")



      This Statement of Additional Information (the "Additional Statement") dated March 30, 1998 is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated March 30, 1998, as amended or supplemented from time to time, for the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund (collectively, the "Money Market Funds"), U.S. Government Fund, Short-Intermediate U.S. Government Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Mid Cap Growth

Fund, Small Cap Index Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund (collectively, the "Non-Money Market Funds," and together with the Money Market Funds, the "Funds") of Northern Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60690-9069 or by calling 1-800-595-9111.
Capitalized terms not otherwise defined have the same meaning as in the Prospectus.




      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

      SHARES OF NORTHERN FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST BANK, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

                                      INDEX


                                                                                Page
      ADDITIONAL INVESTMENT INFORMATION...................................        4
            Investment Objectives and Policies............................        4
            Special Risk Factors and Considerations Relating to
            California Municipal Instruments, Florida Municipal
            Instruments and Arizona Municipal Instruments.................       26
            Investment Restrictions.......................................       46

      ADDITIONAL TRUST INFORMATION........................................       51
            Trustees and Officers.........................................       51
            Investment Adviser, Transfer Agent and Custodian..............       54
            Administrator and Distributor.................................       68
            Service Organizations.........................................       72
            Counsel and Auditors..........................................       73
            In-Kind Purchases.............................................       73
            Automatic Investing Plan......................................       74
            Redemptions and Exchanges.....................................       74

      PERFORMANCE INFORMATION.............................................       75
            Money Market Funds............................................       75
            Non-Money Market Funds........................................       76
            General Information...........................................       78

      AMORTIZED COST VALUATION............................................       81

      TAXES...............................................................       82
            Federal - General Information.................................       83
            Federal - Tax-Exempt Information..............................       85
            Taxation of Certain Financial Instruments  ...................       86
            Special State Tax Considerations Pertaining to the
            California Funds..............................................       89
            Special State Tax Considerations Pertaining to the
            Florida Intermediate Tax-Exempt Fund..........................       91
            Special State Tax Considerations Pertaining to the
            Arizona Tax-Exempt Fund.......................................       92

      DESCRIPTION OF SHARES...............................................       92

      FINANCIAL STATEMENTS................................................       96

      OTHER INFORMATION...................................................       96

      APPENDIX A.........................................................       A-1

      APPENDIX B.........................................................       B-1

                        ADDITIONAL INVESTMENT INFORMATION



INVESTMENT OBJECTIVES AND POLICIES

      The following supplements the investment objectives and policies of the Funds as set forth in the Prospectus.

            MONEY MARKET FUNDS

                  Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high-quality money market instruments.

                  U.S. Government Money Market Fund has the same objective as the Money Market Fund but invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related repurchase agreements.




                  U.S. Government Select Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.


                  Municipal Money Market Fund seeks high current income exempt from regular federal tax to the extent consistent with preserving capital by investing mainly in short-term Municipal Instruments.


                  California Municipal Money Market Fund seeks to provide its shareholders to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

            FIXED INCOME FUNDS

                  U.S. Government Fund seeks high current income from U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between one and ten years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                  Short-Intermediate U.S. Government Fund seeks high current income from a broad range of U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between two and five years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                  Fixed Income Fund seeks high current income from a broad range of bonds and other fixed income securities. It is designed for investors who seek income and greater stability of principal than is generally available from longer-term, higher yielding bonds. The Fund's average maturity is anticipated to range between seven and twelve years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund and the Short-Intermediate U.S. Government Fund.

                  International Fixed Income Fund seeks to maximize total return consistent with reasonable risk while investing in foreign securities markets. Total return is comprised of current income and value fluctuations from investing in bonds and other fixed income securities of foreign issuers.

            TAX-EXEMPT FUNDS

                  Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in a broad range of Municipal Instruments with an expected average maturity of three to ten years.


                  California Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax and California state personal income tax by investing in Municipal Instruments with an expected average maturity of three to ten years.


                  Florida Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in Municipal Instruments with an expected average maturity of three to ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

                  Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in Municipal Instruments with an expected average maturity of ten to thirty years.

                  Arizona Tax-Exempt Fund seeks high current income exempt from regular federal income tax and Arizona state personal income tax by investing in Municipal Instruments with an expected average maturity of ten to thirty years.

                  California Tax-Exempt Fund seeks high current income exempt from regular federal income tax and California state personal income tax by investing in Municipal Instruments with an expected average maturity of ten and thirty years.

            EQUITY FUNDS

                  Income Equity Fund seeks to achieve high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities. Because it emphasizes high current income, this Fund is likely to have the least price fluctuation of Northern Funds' equity funds.


                  Stock Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index.


                  Growth Equity Fund seeks long-term capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

                  Select Equity Fund is also for the more aggressive investor, seeking long-term capital appreciation by investing principally in common stocks of companies the adviser believes to have superior growth characteristics. Any income is incidental to this objective.


                  Mid Cap Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Standard & Poor's MidCap 400 Stock Index at the time of investment.

                  Small Cap Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Small Stock Index (the "Russell Index").


                  Small Cap Fund seeks long-term capital appreciation; any income is incidental to this objective. Because it invests principally in the equity securities of smaller companies, this Fund is likely to have more price volatility than the Growth Equity and Select Equity Funds.

                  International Growth Equity Fund offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification, in an effort to control risk.

                  International Select Equity Fund seeks long-term growth by investing principally in common stock of foreign issuers that the adviser believes are growing faster than their markets. Because fewer countries and securities are generally represented in this Fund than in the International Growth Equity Fund, it is likely to experience more price volatility.

                  Technology Fund seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index.

                  The Morgan Stanley Index is a broad-market technology indicator dedicated exclusively to the electronics-based technology sector. The 35 stocks in the Index include the most highly capitalized American companies drawn from nine technology subsectors: computer services/design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. The SoundView Technology Index includes approximately 100 companies from the design, automation, communications, mainframe computer, microcomputer, minicomputer, peripherals, semiconductor, software and related services industries. The H&Q Index is comprised of publicly traded stocks of approximately 200 technology companies. The H&Q Index includes companies in the electronics, medical and related technologies industries and is a market capitalization weighted index. Changes in the indices may occur when Morgan Stanley, SoundView or H&Q choose to modify their indices or as mergers, acquisitions and failures dictate. Such changes may happen with fair regularity owing to the fast-changing nature of the technology industries.




      COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

      A Fund may invest a portion of its net assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee Cds"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee Bas"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

      GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund and Fixed Income Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern Trust. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs may not exist.

      REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

      REVERSE REPURCHASE AGREEMENTS. A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.



      VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectus, the Investment Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable Securities and Exchange Commission ("SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.


      FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

      A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.


      When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.


      UNITED STATES GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association ("SLMA"), Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks and Maritime Administration.

      SUPRANATIONAL BANK OBLIGATIONS. A Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

      STRIPPED OBLIGATIONS. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      In addition, the Funds, other than the U.S. Government Select Money Market Fund, may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. Northern Funds is unaware of any binding legislative, judicial or administrative authority on this issue.

      The Prospectus discusses other types of stripped securities that may be purchased by the Funds, including stripped mortgage-backed securities.

      ASSET-BACKED SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the


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

Funds may include collateralized mortgage obligations ("CMOs") issued by private companies.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      MUNICIPAL INSTRUMENTS. Opinions relating to the validity of Municipal Instruments (including California, Florida and Arizona Municipal Instruments) and to federal and state tax issues relating to these securities are rendered by counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. Neither Northern Funds nor Northern Trust will review the proceedings relating to the issuance of Municipal Instruments or the bases for such opinions.

      An issuer's obligations under its Municipal Instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Instruments may be materially adversely affected by litigation or other conditions.


      From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Northern Funds cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of Municipal Instruments for investment by the Municipal Money Market, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt, California Municipal Money Market and California Funds and the Funds' liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.


      Certain of the Municipal Instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in Municipal Instruments covered by insurance policies.


      Interest earned by the Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund or California Tax-Exempt Fund on private activity bonds (if any) that is treated as a specific tax preference item under the federal alternative minimum tax will not be deemed to have been derived from Municipal Instruments for purposes of determining whether that Fund meets its fundamental policy that at least 80% of its annual gross income be derived from Municipal Instruments.

      As described in the Prospectus, the Tax-Exempt Funds may invest in municipal leases, which may be considered liquid under guidelines established by Northern Funds' Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.




      STANDBY COMMITMENTS. The Tax-Exempt Funds may enter into standby commitments with respect to Municipal Instruments held by them. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified Municipal Instrument. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Instruments and may be sold, transferred or assigned only with the instruments involved.


      The Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for Municipal Instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.

      The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern Trust's opinion, present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying Municipal Instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.


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


      WARRANTS. The Income Equity, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity and Technology Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.



      FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income, International Fixed Income, Income Equity, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity and Technology Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time.


      A Fund may enter into forward foreign currency exchange contracts in several circumstances. For example, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.


      In addition, when an Investment Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

      In addition, Northern Trust may purchase or sell forward currency exchange contracts for the International Fixed Income Fund, International Growth Equity Fund and International Select Equity Fund (collectively, the "International Funds") to seek to increase total return when Northern Trust anticipates that the foreign currency will appreciate or depreciate in value.


      Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.


      OPTIONS. Each Non-Money Market Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or (in the case of the International Fixed Income Fund) the yield differential between two securities ("yield curve options"), and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

      A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security. Options on indices and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.


      The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the Fund segregates liquid assets segregated in the amount of the difference. The Funds will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.


      With respect to yield curve options, a call (or put) option is covered if the International Fixed Income Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.


      A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.


      When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium


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

received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      FUTURES CONTRACTS AND RELATED OPTIONS. The Funds (other than the Money Market Funds) may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including



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

the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.


      REAL ESTATE INVESTMENT TRUSTS. The Income Equity Fund, Small Cap Index Fund and Small Cap Fund may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.


      SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or (except for the U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, U.S. Government Fund and Short-Intermediate U.S. Government Fund) irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.


       INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. The U.S. Government, Short-Intermediate U.S. Government, Intermediate



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


Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, International Fixed Income and Income Equity Funds may enter into interest rate swaps for hedging purposes and not for speculation. The U.S. Government, Short-Intermediate U.S. Government, Fixed Income and International Fixed Income Funds may also purchase interest rate floors or caps for hedging purposes and not for speculation. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The International Funds may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.



      A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Investment Advisers believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.



      The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess, will be segregated by the Funds.


      A Fund will not enter into a currency or interest rate swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

      CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


      In selecting convertible securities, the Investment Advisers will consider, among other factors: its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.


      The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the


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

right to acquire the underlying common stock while holding fixed income securities.

      Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

      In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.

      RISKS RELATED TO LOWER-RATED SECURITIES. While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

      There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

      The economy and interest rates can affect lower-rated securities differently than other securities. For example, the


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
]
prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

      If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

      In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

      Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

      Current laws, such as those requiring federally-insured savings and loan associations to remove investments in lower-rated securities from their portfolios, as well as other pending proposals, may have a material impact on the market for lower-rated securities.


      The ratings assigned by a rating agency evaluate the safety of a lower-rated security's principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower-rated securities a Fund holds. Because of this, a Fund's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.



      INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, Northern Funds as a whole and their affiliated persons (as defined in the 1940
Act) or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

      An investment company whose securities are purchased by a Fund or Northern Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid. Notwithstanding the foregoing, a Fund may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of Northern Funds. If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.


      YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Funds invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor's, Moody's, Duff, Fitch and Thomson BankWatch, Inc. represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


      CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. For the fiscal year ended March 31, 1997, the turnover rates with respect to the U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, International Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Small Cap, International Growth Equity, International Select Equity and Technology Funds were 83.41%, 61.39%, 50.77%, 87.64%, 8.10%, 37.36%, 72.04%,

 45.68%, 67.34%, 72.68%, 18.92%, 190.94%, 97.60% and 67.89%,
respectively. The Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, Mid Cap Growth Fund and Small Cap Index Fund had not commenced operations during the fiscal year ended March 31, 1997.


      MISCELLANEOUS. The Funds will not normally engage in the trading of securities for short-term profits. However, the Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds will not engage in selling securities short. The Funds may, however, make short sales against the box although the Funds have no current intention to do so in the coming year. "Selling short against the box" involves selling a security that a Fund owns for delivery at a specified date in the future.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA
MUNICIPAL INSTRUMENTS, FLORIDA MUNICIPAL INSTRUMENTS AND ARIZONA
MUNICIPAL INSTRUMENTS

      Some of the risk factors relating to investments by the California, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds in California, Florida, and Arizona Municipal Instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California Municipal Instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Statement of Additional Information and, with respect to the Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds, the information is derived principally from official statements relating to issues of Florida and Arizona Municipal Instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

      CALIFORNIA MUNICIPAL INSTRUMENTS

ECONOMIC FACTORS

            FISCAL YEARS PRIOR TO 1996-97. By the close of the 1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

            As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multi-billion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund --approaching $2.8 billion at its peak on June 30, 1993.

            By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

            The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

            With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

            1996-97 FISCAL YEAR.

            The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a


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

1.3% increase over 1995-96. The Governor's budget proposed two major initiatives, a 15% personal and corporate income tax cuts and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

            The May Revision of the Governor's Budget, released on May 21, 1996 ("The May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

            1996-97 Budget Act

            The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a budget reserve in the Special Fund of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing is anticipated.

            Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), approved a 5% cut in bank and corporation taxes, to be effective for income years commencing on January 1, 1997. As a result of the Legislature's failure to enact the personal income tax cut, revenues for the Fiscal Year are estimated to be $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

            Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

            The following are principal features of the 1996-97 Budget Act:

            1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund)


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

and $1.65 billion above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second consecutive year, the full cost of living allowance (3.2 percent) was funded. Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Out of this $1.6 billion total community colleges will receive an increase in funding of $157 million for 1996-97.

            Due to higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

            2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform".

            3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees.

            4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

            5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

            6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

            The Budget Act did not contain any tax increases. As noted, there was a reduction in bank and corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

            Federal Welfare Reform - Following enactment of the 1996- 97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

            The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in paragraph 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

            A preliminary analysis of the Law by the Legislative Analyst's Office indicated that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid; provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

            1997-98 FISCAL YEAR PROPOSED BUDGET.

            On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The

Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

         Among the major initiatives and features of the Governor's Budget are the following:

         1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.

         2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.

         3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.

         4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effect requirement for Supplemental Security Income (SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

         THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

         In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         REVENUE DISTRIBUTION. Certain California Municipal Instruments may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

         HEALTH CARE LEGISLATION. Certain California Municipal Instruments may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Instruments.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.



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         Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These California Municipal Instruments may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Municipal Instruments, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi- level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level


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consistent with those that would be required by an insurance company.

         MORTGAGES AND DEEDS. Certain California Municipal Instruments may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.



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         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain California Municipal Instruments may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         PROPOSITION 13. Certain California Municipal Instruments may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

         Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines


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"full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

         Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

         PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any


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
year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

         Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

         PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation


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
for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

         PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

         1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

         2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

         3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

         4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

         5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

         6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

         7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

         8. Permits these provisions to be amended exclusively by the voters of the State of California.


         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is


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
unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan,
(1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.


         In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28,
1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.


         Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.


         PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject


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certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

         Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.


         Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.


         The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

         Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

         Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an


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
incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

         FLORIDA MUNICIPAL INSTRUMENTS

         The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

         The State's revenues increased from $29,115,034,000 during the 1993-94 fiscal year ended June 30, 1994 to $31,178,025,000 during the fiscal year ended June 30, 1995. The State's expenses increased from $27,878,146,000 during the 1993-94 fiscal year ended June 30, 1994 to $30,775,597,000 during the 1994- 95


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fiscal year ended June 30, 1995. The Florida Comptroller also projected non-agricultural jobs to gross 3.2% and 3.0% in fiscal years 1995-96 and 1996-97, respectively.

         The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

         There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; county roads; school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

         The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services.

         The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

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
         Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

         The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

         The State of Florida enacted an amendment to the Florida Constitution ("Amendment 10") which limits ad valorem taxes on homestead real property, effective as of January 1994. Beginning in 1995, Amendment 10 limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

         The payment on most Florida Municipal Instruments held by the Florida Intermediate Tax-Exempt Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities



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within the State, and the value of the Florida Intermediate Tax-Exempt Fund's portfolio, could be adversely affected.

         ARIZONA MUNICIPAL INSTRUMENTS

         Under its constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special proceeds of an excise tax, or assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases which are subject to annual appropriation at the option of the local government.

         There is a statutory restriction on the amount of annual increases in taxes that can be levied by the various taxing jurisdictions in the State without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

         There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

         Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. In recent years, the State's fiscal situation has improved, even while tax reduction measures have been enacted each year since 1992. In 1992, Arizona voters passed a measure that requires a two-thirds vote of the legislature to increase state taxes. Accordingly, it will be more difficult to reverse tax reductions, which may adversely affect state fund balances and fiscal conditions.

         Arizona state government general fund revenue growth for fiscal years 1996, 1997 and 1998 is forecast to increase 4.1%, 3.7% and 3.2%, respectively, although growth would be projected at 10.9%, 4.8% and 7.6%, respectively, for the three years but for legislative changes, principally income and property tax reduction measures as described below. The 5.5% increase in sales and use tax revenue adjusted for reductions resulting from legislative changes, reflects continued strong economic growth in the state. With revenue growth outpacing increased expenditures, the state general fund is projected to end fiscal year 1997 with a total general fund balance of approximately $431 million. The amount of this balance is approximately 8.9% of total general fund revenue for fiscal year 1997. Included in the total balance is a general fund ending balance of approximately $190 million, and a budget stabilization ("rainy day") fund balance of approximately $241 million.

         The fiscal year 1997 budget adopted by the legislature assumed that the total general fund balance carried forward from fiscal year 1996 would be drawn down by approximately $157 million during the course of fiscal year 1997. Based on this assumption and state projections, the total general fund balance at the end of fiscal year 1997 will be lower than for fiscal year 1996.

         Additionally, the 1995 legislature enacted a $200 million income tax reduction package, the 1996 legislature enacted a $200 million property tax reduction package, and the 1997 legislature enacted a $110 million income tax reduction package. There may be additional legislative action during 1998 in the area of tax and school reform, and the 1998 general election ballot may include one or more questions related to these issues and the state's tax structure generally. The outcomes of any legislative actions or ballot questions may adversely affect state fund balances and fiscal conditions.

         Arizona has a diversified economic base which is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, which was at one time a major sector, now plays a much smaller role in the State's economy. For several decades, the population of the State has grown at a substantially higher rate than the population of the United States. While the State's economy flourished during the early 80's, a substantial amount of overbuilding occurred, adversely affecting Arizona-based financial institutions, many of which were placed under the control of the Resolution Trust Corporation. The spillover effects produced further weakening in the State's economy. The Arizona economy has begun to grow again, albeit at a slower pace than experienced before the real estate collapse. The Northern American Free Trade Agreement is generally viewed as beneficial to the State. However, further proposed reductions in Federal military expenditures may adversely affect the Arizona economy.

         OTHER INFORMATION ON CALIFORNIA, FLORIDA AND ARIZONA MUNICIPAL INSTRUMENTS

         Northern Trust believes that it is likely that sufficient California, Florida and Arizona Municipal Instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, policies and limitations of the California, Florida Intermediate Tax-Exempt and the Arizona Tax-Exempt Funds and, with respect to the California Funds, to enable those Funds to invest at least 50% of their respective assets in California Municipal Instruments. If Northern Funds' Board of Trustees, after consultation with Northern Trust, should for any reason determine that it is impracticable to satisfy a Fund's investment objective, policies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

         The Funds are subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

No Fund may:

                  (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

                  (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

                  (3) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

                  (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs or leases, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, and (other than the Money Market Funds) may enter into futures contracts and related options and forward currency exchange contracts in accordance with its investment objective and policies.

                  (5) Invest in companies for the purpose of exercising control.

                  (6) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

                  (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities; futures contracts; options on futures contracts; forward currency exchange contracts; short sales against the box; interest rate and currency swaps; and pair-off transactions.

                  (8) Purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund, except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation; provided that this restriction does not apply to the International Fixed Income Fund, the Florida Intermediate Tax-Exempt Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund or the California Tax-Exempt Fund.

         In addition, as summarized in the Prospectus, no Fund may:

                  (9) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries;

         personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.

                  (10) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of a Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of a Fund by enabling Northern Funds to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Fund fall below 300% of its borrowings, Northern Funds will reduce the borrowings of such Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Funds may not enter into reverse repurchase agreements exceeding in the aggregate one-third of their respective total assets.

                  (11) Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of such Fund's total assets would be invested in such issuer, except that: (a) up to 50% of the value of the California Municipal Money Market Fund's total assets (so long as no more than 25% of the value of its total assets are invested in the securities of any one issuer) and up to 25% of the value of the total assets of each of the other Funds may be invested in any securities without regard to this 5% limitation; and (b) with respect to each Fund, such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities. (This restriction does not apply to the International Fixed Income Fund, the Florida Intermediate Tax-Exempt Fund, the California Intermediate Tax-Exempt Fund, the Arizona Tax-Exempt Fund and the California Tax-Exempt Fund.)

         In addition, as a matter of fundamental policy, the Funds will not issue senior securities except as stated in the Prospectus or this Additional Statement.

         As a non-fundamental investment restriction, the International Fixed Income, Florida Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Arizona Tax-Exempt and California Tax-Exempt Funds may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities).

         Except as otherwise provided in Investment Restriction (9), for the purpose of such restriction in determining industry classification with respect to the Funds other than the International Funds and the Technology Fund, Northern Funds intends to use the industry classification titles in the Standard Industrial Classification Manual. With respect to the International Funds, Northern Funds intends to use the Morgan Stanley Capital International industry classification titles. With respect to the Technology Fund, Northern Funds intends to consider an issuer to be principally engaged in technology business activities if such issuer is listed in the Morgan Stanley Index, the H&Q Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index. The freedom of action reserved in Investment Restriction (9) above with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks, and such freedom with respect to foreign branches of U.S. banks is subject to the requirement that the domestic parent be unconditionally liable in the event that a foreign branch fails to pay on its instruments for any reason. Securities held in escrow or separate accounts in connection with the Funds' investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

         A security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

         As stated in the Prospectus under "Additional Investment Information, Risks and Considerations -- Investment Restrictions," the Money Market, U.S. Government Money Market, U.S. Government

Select Money Market, Municipal Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations, which are more restrictive than the Funds' fundamental investment restrictions stated above. As further stated in the Prospectus, securities subject to unconditional guarantees acquired by the Money Market Funds must satisfy special SEC diversification requirements. In particular, a security that has an unconditional guarantee (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Guarantee") is subject to the following diversification requirements: Immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Guarantees from the same person, except that a Fund may invest up to 25% of its total assets in securities subject to Unconditional Guarantees of persons that are rated in the highest rating category as determined by two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO). In addition, as mentioned in the Prospectus, the Municipal Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities that are not rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of their total assets, with investments in any one such issuer being limited to no more than 1% of a Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are Municipal Instruments that are not subject to an Unconditional Guarantee and involve an arrangement whereunder a person, other than a governmental issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer.



         In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

         Each Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction (10)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (10), the Fund involved will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

         Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations. In addition, the U.S. Government Select Money Market Fund does not intend to purchase any bank or corporate obligation during the current fiscal year.


                          ADDITIONAL TRUST INFORMATION

TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and officers of Northern Funds is set forth below.



              Mr. Silas S. Cathcart,*,** Chairman of the Board and President, Age 72, 222 Wisconsin Avenue, Lake Forest, Illinois 60045. Chairman of Kidder Peabody Inc. from May 1987 until his retirement in December 1989. Director/Trustee of General Electric Co., Baxter International, Inc. (worldwide development, distribution and manufacture of health care products, systems and services), The Quaker Oats Co., Montgomery Ward, American Academics, Inc., and Allegiance Corporation (healthcare products, systems and services). Retired Director and Trustee of Illinois Tool Works, Inc., and Bradley Trust, respectively.




              Mr. James W. Cozad, Trustee, Age 71, 1205 Central Road, Glenview, Illinois 60025. Vice Chairman of Amoco Corporation from September 1983 to December 1989 and Chairman and CEO of Whitman Corporation (holding company for Pepsi-Cola General Bottlers, Inc., Midas International Corporation (automotive services) and Hussmann Corporation (refrigeration systems and equipment) from January 1990 until his retirement in May 1992. Director of Whitman Corporation, Eli Lilly and Company (life science products), Inland Steel Company, Inland Steel Industries, Inc. and Sears, Roebuck & Company. Retired Director of GATX Corporation (transportation, distribution and warehousing).

              Mr. Wesley M. Dixon, Jr.,* Trustee, Age 70, 400 Skokie Blvd., Suite 675, Northbrook, Illinois 60062. Director of Earl Kinship Capital Corporation since 1985. Vice Chairman and Director of G.D. Searle & Co. (manufacture and sale of food products and pharmaceuticals) from 1977 to 1983 and President of G.D. Searle & Co. prior thereto.



              Mr. William J. Dolan, Jr., Trustee, Age 65, 1534 Basswood Circle, Glenview, Illinois 60025. Partner of Arthur Andersen & Co. S.C. (accounting firm) from 1966 until his retirement in December 1989. Financial Consultant, Ernst & Young from 1992 to 1993, Director of Household Bank, Federal Savings Bank.

              Mr. Raymond E. George, Jr.,** Trustee, Age 67, 703 Prospect Avenue, Winnetka, Illinois 60093. Senior Vice President and Senior Fiduciary Officer of The Northern Trust Company from 1988 until his retirement in October 1993.



              Mr. Michael E. Murphy,** Trustee, Age 61, Suite 2222, 20 South Clark Street, Chicago, Illinois, 60603. President of Sara Lee Foundation since November 1997. Vice Chairman and Chief Administrative Officer of Sara Lee Corporation (consumer products) from November 1994 to October 1997. Vice Chairman and Chief Financial and Administrative Officer of Sara Lee Corporation from July 1993 to November 1994. Executive Vice President and Chief Financial and Administrative Officer of Sara Lee Corporation from June 1979 to June 1993. Director of Payless Shoe Source, Inc., True North Communications, Inc., American General Corporation, GATX Corporation, and Bassett Furniture Industries, Inc.



              Miriam M. Allison, Vice President and Treasurer, Age 50, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. President and Director of Sunstone Financial Group, Inc. since 1990, President and Member of Sunstone Investor Services, LLC and Sunstone Distribution Services, LLC since August 1996 and October 1996 respectively, and Vice President of Firstar Trust Company prior thereto.

              Mary M. Tenwinkel, Vice President, Age 49, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. Vice President of Sunstone Financial Group, Inc. since August of 1993 and Senior Vice President since January, 1996, Vice President of Sunstone Distribution Services, LLC since October 1996, and First Vice

--------
*        Messrs. Cathcart and Dixon are first cousins.

** Messrs. Cathcart, George and Murphy are considered to be "interested persons" of Northern Funds as defined in the 1940 Act.

President and head of Personal Services Group at Firstar Trust Company prior thereto.



              Anita M. Zagrodnik, Assistant Treasurer, Age 37, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. Vice President, Accounting and Tax Services of Sunstone Financial Group, Inc. since 1994, Client Services Manager of Sunstone Financial Group, Inc. from 1990 to 1994, Vice President of Sunstone Investor Services, LLC since January 1997, and Senior Accountant at Price Waterhouse, LLP prior thereto.




              Jeffrey A. Dalke, Secretary, Age 47, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107. Partner in the law firm of Drinker Biddle & Reath LLP.



         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust, Sunstone and their respective affiliates. Northern Funds has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Ms. Allison holds similar positions with one or more investment companies that are distributed by Sunstone. As a result of the responsibilities assumed by Northern Trust under its Advisory Agreement, Transfer Agency Agreement and Custodian Agreement and by Sunstone under its Administration Agreement and Distribution Agreement, Northern Funds itself requires no employees.



         Each Trustee, except the Chairman, earns an annual fee of $25,000 and an additional fee of $1,250 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an annual fee of $30,000 and an additional fee of $1,250 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. Northern Funds' officers do not receive fees from Northern Funds for services in such capacities, although Sunstone, of which Mmes. Allison, Tenwinkel and Zagrodnik are also officers, receives fees from Northern Funds for administrative services. Drinker Biddle & Reath LLP, of which Mr. Dalke is a partner, receives legal fees as counsel to Northern Funds.



         For the fiscal year ended March 31, 1997, the Trustees received the following compensation:

                                                             Pension or
                                                             Retirement
                                                              Benefits                Total
                                       Aggregate          Accrued as Part          Compensation
                                     Compensation             of Trust            from the Trust
        Name of Trustee             from the Trust            Expense                Complex*
-----------------------------------------------------------------------------------------------------
Silas S. Cathcart                     $25,000                   None                   $25,000

James W. Cozad                        $18,750                   None                   $18,750

Wesley M. Dixon, Jr.                  $20,000                   None                   $20,000

William J. Dolan, Jr.                 $20,000                   None                   $20,000

Raymond E. George, Jr.                $20,000                   None                   $20,000

Michael E. Murphy(1)                  $0                        None                   $0


* This column presents the same information as the first column because none of the Trustees served on a board of another mutual fund related to the Trust.



(1) Mr. Murphy was appointed to the Board of Trustees on February 18, 1998.



In addition, for the fiscal year ended March 31, 1997, the Trust paid $18,750 to a former Trustee of the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN



         Northern Trust is a wholly-owned subsidiary of The Northern Trust Corporation, a Chicago-based multi-bank holding company with subsidiaries in Illinois, Florida, New York, Arizona, California and Texas. Northern Trust has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. One of the nation's leading providers of trust and investment management services, Northern Trust first entered the mutual fund business in 1983 by offering money market funds to institutional clients. As part of its investment advisory services, Northern Trust offers extensive research services to its clients. As of the date of this Additional Statement, nearly 300 financial institutions nationwide purchase Northern Trust's economic advisory services. As of December 31, 1997, Northern Trust Corporation had approximately $25.3 billion in assets and $16.4 billion in deposits. Northern Trust is one of the strongest banking organizations in the United States and its clients include public and private retirement funds, endowments, foundations, trusts, corporations and individuals. Northern Funds complements the banking and personal trust services available through Northern Trust by allowing Northern Trust's banking and trust clients to consolidate the management of their finances and thereby move one step closer to one-stop financial shopping. Northern Funds utilizes a state-of-the-art investor services center. Also, trained investment representatives are available at Northern Trust's offices to assist investors in allocating their investments. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. Northern Trust manages the Funds through a team of professionals, led by portfolio managers who follow a disciplined process to develop investment strategies. The purpose of this approach is to promote consistent management. The portfolio managers draw upon the resources of Northern Trust's research department with specialists in economic analysis, investment strategy, credit quality and tax law, and which supplies information on interest rates, GNP growth, corporate profits and other factors. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of December 31, 1997, the Investment Advisers and their affiliates had approximately $1 trillion in assets under management, including $196.5 billion for which the Investment Advisers had management responsibility, for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.




         Subject to the general supervision of the Board of Trustees, Northern Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds (other than the Stock Index, Small Cap Index and Small Cap Funds), and also provides certain ancillary services. NTQA provides similar services to the Stock Index, Small Cap Index and Small Cap Funds.




         Northern Funds' Investment Advisory and Ancillary Services Agreement with Northern Trust and NTQA (the "Advisory Agreement") has been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of Northern Funds. The Advisory Agreement provides that in executing portfolio transactions and in selecting brokers or dealers (a) with respect to common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (b) with respect to other securities, the Investment Advisers shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.




         In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate of the Investment Advisers exercise investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.




         Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



         For the fiscal years or periods indicated, the amount of commissions paid by each Fund was as follows:



                                          Fiscal Year           Fiscal Year              Fiscal Year or
                                             Ended                   Ended               Period Ended
                                        March 31, 1997          March 31, 1996           March 31, 1995(1)
                                        --------------          --------------           -----------------
Income Equity Fund                       $   67,369               $   39,293              $   17,411

Stock Index Fund                         $   27,972                      N/A                     N/A


Growth Equity Fund                       $  364,847               $  305,583              $  237,069

Select Equity Fund                       $   96,747               $   82,834              $   30,268

Small Cap Fund                           $  170,785               $  303,800              $   29,741

International                            $2,043,586               $2,216,573              $1,091,058
Growth Equity Fund

International                            $  634,588               $1,189,658              $  523,082
Select Equity Fund

Technology Fund                          $   40,228                      N/A                     N/A


1. The Stock Index, Select Equity, International Select Equity and Technology Funds commenced operations on October 7, 1996, April 6, 1994, April 5, 1994 and April 1, 1996, respectively.




         No commissions were paid by the Funds to any "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


         Northern Funds is required to identify any securities of its "regular brokers or dealers" or their parents which Northern Funds acquired during its most recent fiscal year.



         During the fiscal year ended March 31, 1997, the Money Market Fund acquired and sold securities of Associates Corp. of North America, Bear Stearns & Co., Inc., Donaldson, Lufkin & Jenrette, Goldman, Sachs & Co., J.P. Morgan Securities, Inc., Lehman Brothers, Nomura Securities, Swiss Bank and UBS Securities. As of March 31, 1997, the Money Market Fund owned securities of Associates Corp. of North America in the amount of $24,893,000.




         During the fiscal year ended March 31, 1997, the U.S. Government Money Market Fund did not acquire or sell securities of its regular broker-dealer.




         During the fiscal year ended March 31, 1997, the U.S. Government Select Money Market Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the California Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the U.S. Government Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1997, the Intermediate Tax Exempt Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the Florida Intermediate Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the Fixed Income Fund acquired and sold securities of Donaldson, Lufkin & Jenrette, its regular broker-dealer. As of March 31, 1997, the Fixed Income Fund owned securities of Donaldson, Lufkin & Jenrette in the amount of $201,000.




         During the fiscal year ended March 31, 1997, the Tax Exempt Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the International Fixed Income Fund did not acquire or sell securities of its regular broker-dealers.



         During the fiscal year ended March 31, 1997, the Income Equity Fund acquired and sold securities of NationsBank, its regular broker-dealer. As of March 31, 1997, the Income Equity Fund owned securities of NationsBank in the amount of $1,254,000.



         During the fiscal year ended March 31, 1997, the Stock Index Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the Growth Equity Fund did not acquire or sell securities of its regular broker-dealers.



         During the fiscal year ended March 31, 1997, the Select Equity Fund did not acquire or sell securities of its regular broker-dealers.



         During the fiscal year ended March 31, 1997, the Small Cap Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the International Growth Equity Fund did not acquire or sell securities of its regular broker-dealers.




         During the fiscal year ended March 31, 1997, the International Select Equity Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1997, the Technology Fund did not acquire or sell securities of its regular broker-dealer.



         During the fiscal year ended March 31, 1997, the Mid Cap Growth Fund, Small Cap Index Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund had not yet commenced operations.




         During the fiscal year ending March 31, 1997, Northern Funds directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows: for the Income Equity Fund, $7,565,536 in research commission transactions and $13,826 in research commissions; for the Stock Index Fund, $56,333,955 in research commission transactions and $27,964 in research commissions; for the Growth Equity Fund, $177,647,068 in research commission transactions and $226,834 in research commissions; for the Select Equity Fund, $53,350,979 in research commission transactions and $78,039 in research commissions; for the Small Cap Fund, $9,475,429 in research commission transactions and $12,908 in research commissions; for the International Growth Equity Fund, $59,277,753 in research commission transactions and $174,772 in research commissions; for the International Select Equity Fund, $19,359,762 in research commission transactions and $63,112 in research commissions; and for the Technology Fund, $19,777,619 in research commission transactions and $29,502 in research commissions.




         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Funds' interests.




         Northern Trust's investment advisory duties for Northern Funds are carried out through its Trust Department. On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which an Investment Adviser acts as adviser), the Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the

Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits each Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of broker or dealer.




         The Advisory Agreement provides that the Investment Advisers may render similar services to others so long as their services under such Agreement are not impaired thereby. The Advisory Agreement also provides that Northern Funds will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.




         From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to it with respect to the Funds.



         For the fiscal years or periods indicated, Northern Trust received advisory fees, after fee waivers, as follows:



                                       Fiscal Year or                           Fiscal Year or
                                        Period Ended      Fiscal Year Ended      Period Ended
                                     March 31, 1997(2)      March 31, 1996     March 31, 1995(1)
                                     -----------------    -----------------    -----------------
Money Market Fund                        $5,197,260         $3,642,012             $1,679,646

U.S. Government                          $  950,352         $  863,091             $  428,631
Money Market Fund

U.S. Government                          $  297,792         $  844,168             $   33,404
Select Money
Market Fund

Municipal Money                          $4,796,468         $3,667,465             $1,985,324
Market Fund

California                               $  494,616         $  379,811             $  102,198
Municipal Money
Market Fund

U.S. Government                          $1,199,667         $  974,550             $  808,240
Fund

Intermediate Tax-                        $1,741,679         $1,603,749             $1,586,107
Exempt Fund

                                       Fiscal Year or                            Fiscal Year or
                                        Period Ended       Fiscal Year Ended      Period Ended
                                      March 31, 1997(2)      March 31, 1996     March 31, 1995(1)
                                      -----------------    -----------------    -----------------

Florida                               $        0                     N/A              N/A
Intermediate Tax-
Exempt Fund

Fixed Income Fund                     $  779,240              $  626,406             $473,782

Tax-Exempt Fund                       $  874,423              $  818,528             $903,489

International                         $  111,384              $  101,335             $ 79,136
Fixed Income Fund

Income Equity                         $  519,235              $  353,591             $285,142
Fund

Stock Index Fund(3)                   $        0                     N/A                  N/A

Growth Equity                         $2,267,044              $1,386,300             $742,399
Fund

Select Equity                         $  369,460              $  150,939             $ 70,398
Fund

Small Cap Fund(3)                     $1,468,705              $  991,788             $472,444

International                         $1,817,708              $1,557,622             $910,038
Growth Equity
Fund

International                         $1,111,449              $  844,168             $666,020
Select Equity
Fund

Technology Fund                       $  198,909                     N/A                  N/A




1. The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select Money Market and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.




2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996 and the Technology Fund commenced operations on April 1, 1996.




3. NTQA assumed investment advisory responsibilities for these Funds on March 31, 1998.



         For the fiscal years or periods indicated, Northern Trust voluntarily waived and reimbursed advisory fees for each of the Funds as follows:


                                      Fiscal Year or
                                       Period Ended       Fiscal Year      Fiscal Year or
                                        March 31,           Ended          Period Ended
                                         1997(2)       March 31, 1996      March 31, 1995(1)
                                      -------------    --------------      -----------------
Money Market Fund                      $2,622,157       $2,296,290          $1,499,610


                                      Fiscal Year or
                                       Period Ended       Fiscal Year      Fiscal Year or
                                        March 31,           Ended          Period Ended
                                         1997(2)       March 31, 1996      March 31, 1995(1)
                                      -------------    --------------      -----------------

U.S. Government                        $  519,441          $  569,924          $  421,351
Money Market Fund

U.S. Government                        $  419,570          $  370,057          $  119,739
Select Money
Market Fund

Municipal Money                        $2,417,444          $2,325,487          $1,743,115
Market Fund

California                             $  497,282          $  471,687          $  192,882
Municipal Money
Market Fund

U.S. Government                        $   31,267          $   37,209          $   18,482
Fund

Intermediate Tax-                      $  153,096          $  142,338          $  115,115
Exempt Fund

Florida                                $   53,960                 N/A                 N/A
Intermediate Tax-
Exempt Fund

Fixed Income Fund                      $   36,750          $   39,601          $   31,397

Tax-Exempt Fund                        $   99,421          $   92,578          $   82,456

International                          $   34,638          $   34,758          $   31,208
Fixed Income Fund

Income Equity                          $  138,239          $  109,869          $   85,791
Fund

Stock Index Fund(3)                    $   70,191                 N/A                 N/A


Growth Equity                          $  440,662          $  297,405          $  158,096
Fund

Select Equity                          $  209,152          $  124,497          $   70,398
Fund

Small Cap Fund(3)                      $  639,770          $  474,217          $  231,924

International                          $  368,198          $  311,526          $  184,206
Growth Equity
Fund

International                          $  225,196          $  168,832          $  135,054
Select Equity
Fund

Technology Fund                        $   89,958                 N/A                 N/A



1. The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select Money Market and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.

2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.




3. NTQA assumed investment advisory responsibilities for these Funds on March 31, 1998.



         Under its Transfer Agency Agreement with Northern Funds, Northern Trust has undertaken, among other things, to perform the following services: (1) answer shareholder inquiries and respond to requests for information regarding Northern Funds; (2) process purchase and redemption transactions; (3) establish and maintain shareholder accounts and subaccounts; (4) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (5) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (6) act as income disbursing agent; and (7) maintain appropriate records relating to its services. Northern Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by Northern Trust under the Transfer Agency Agreement and the assumption by Northern Trust of related expenses, Northern Trust is entitled to a fee from Northern Funds, payable monthly, at an annual rate of .10% of the average daily net asset value of each of the Funds.

         For the fiscal years or periods indicated, the amount of transfer agency fees incurred by each of the Funds was as follows:



                                           Fiscal Year or       Fiscal Year        Fiscal Year or
                                            Period Ended           Ended           Period Ended
                                           March 31, 1997(2)    March 31, 1996     March 31, 1995(1)
                                           -----------------    --------------     -----------------
Money Market Fund                            $1,299,295            $989,707            $478,656

U.S. Government                              $  244,185            $238,819            $122,466
Money Market Fund

U.S. Government                              $  119,115            $ 96,072            $ 16,702
Select Money Market
Fund

Municipal Money                              $1,199,098            $998,815            $567,232
Market Fund

California Municipal                         $  164,871            $141,916            $ 40,879
Money Market Fund

U.S. Government Fund                         $  164,123            $134,900            $107,766

Intermediate Tax-                            $  251,858            $232,809            $226,584
Exempt Fund

Florida Intermediate                         $    6,302                 N/A                 N/A
Tax-Exempt Fund

Fixed Income Fund                            $  108,797            $ 88,800            $ 63,170

Tax-Exempt Fund                              $  129,549            $121,479            $129,068


                                           Fiscal Year or       Fiscal Year        Fiscal Year or
                                            Period Ended           Ended           Period Ended
                                           March 31, 1997(2)    March 31, 1996     March 31, 1995(1)
                                           -----------------    --------------     -----------------
International Fixed                          $ 16,224             $ 15,121             $ 8,793
Income Fund

Income Equity Fund                           $ 65,560             $ 46,345             $33,546

Stock Index Fund                             $  8,670                  N/A                 N/A

Growth Equity Fund                           $270,025             $168,369             $87,340

Select Equity Fund                           $ 48,045             $ 22,952             $ 8,282

Small Cap Fund                               $175,244             $122,166             $55,371

International Growth                         $181,765             $155,762             $91,003
Equity Fund

International Select                         $111,143             $ 84,415             $66,601
Equity Fund

Technology Fund                              $ 23,916                  N/A                 N/A




1. The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select Money Market and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.




2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.




         Northern Trust maintains custody of the assets of the Funds (other than the International Funds) pursuant to the terms of its Custodian Agreement with Northern Funds. Northern Trust maintains custody of the assets of the International Funds pursuant to the terms of its Foreign Custody Agreement with Northern Funds. Under each of these agreements, Northern Trust (l) holds each Fund's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Fund, (3) makes receipts and disbursements of funds on behalf of the Fund, (4) receives, delivers and releases securities on behalf of the Fund, (5) collects and receives all income, principal and other payments in respect of the Fund's investments held by Northern Trust under the agreement, and (6) maintains the accounting records of Northern Funds. Northern Trust may employ one or more subcustodians under the Custody Agreement, provided that Northern Trust shall, subject to certain monitoring responsibilities, have no more responsibility or liability to Northern Funds on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern Trust and that the responsibility or liability of the subcustodian to Northern Trust shall conform to the resolution of the Trustees of Northern Funds authorizing the appointment of the particular subcustodian. Northern Trust may also appoint an agent to carry out such of the provisions of the Custody Agreement as Northern Trust may from time to time direct. Under its Foreign

Custody Agreement, Northern Trust has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.

         As compensation for the services rendered to each Fund (other than the International Funds) under the Custodian Agreement, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from each of the Funds as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that Northern Trust as Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by Northern Trust as Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern Trust may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the International Funds under the Foreign Custody Agreement, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from each of those Funds as follows: (i) $35,000 annually for each Fund, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by Northern Trust as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Funds by Northern Trust, Northern Trust is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.


         Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily uninvested cash balances (if any).

                                 [End of Page.]

         For the fiscal years or periods indicated, the amount of custody and fund accounting fees incurred by each of the Funds was as follows:



                                        Fiscal Year
                                         or Period
                                           Ended        Fiscal Year        Fiscal Year or
                                         March 31,        Ended            Period Ended
                                          1997(2)       March 31, 1996     March 31, 1995(1)
                                        -----------     --------------     -----------------
Money Market Fund                         $319,698       $254,569            $147,500

U.S. Government                           $ 90,285       $ 90,960            $ 69,155
Money Market Fund

U.S. Government                           $ 61,237       $ 57,944            $ 16,895
Select Money Market
Fund

Municipal Money                           $280,150       $258,554            $157,767
Market Fund

California                                $ 72,486       $ 68,080            $ 20,111
Municipal Money
Market Fund

U.S. Government                           $ 65,101       $ 58,756            $ 54,735
Fund

Intermediate Tax-                         $ 87,303       $ 85,022            $ 82,728
Exempt Fund

Florida                                   $ 31,173            N/A                 N/A
Intermediate Tax-
Exempt Fund

Fixed Income Fund                         $ 57,834       $ 54,631            $ 50,201

Tax-Exempt Fund                           $ 60,461       $ 59,343            $ 62,415

International Fixed                       $ 75,592       $ 74,119            $ 69,688
Income Fund

Income Equity Fund                        $ 54,136       $ 51,559            $ 49,607

Stock Index Fund                          $ 64,425            N/A                 N/A

Growth Equity Fund                        $ 92,102       $ 75,707            $ 57,187

Select Equity Fund                        $ 51,726       $ 53,054            $ 52,479

Small Cap Fund                            $ 88,231       $ 93,498            $105,362

International                             $239,257       $213,761            $147,708
Growth Equity Fund

International                             $168,250       $146,744            $123,823
Select Equity Fund

Technology Fund                           $ 63,987            N/A                 N/A




1. The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select Money Market and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.

2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.




         Unless sooner terminated, Northern Funds' Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 1999, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (a) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (b) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by Northern Funds (by specified Trustee or shareholder action) on 60 days' written notice to Northern Trust (or NTQA) and by Northern Trust (or NTQA) on 60 days' written notice to Northern Funds.




         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern Trust and NTQA believe that they may perform the services contemplated by its agreements with Northern Funds without violation of such banking laws or regulations, which are applicable to them. It should be noted, however, that future changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern Trust and NTQA from continuing to perform such services for Northern Funds.




         Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern Trust or NTQA in connection with the provision of services on behalf of Northern Funds, Northern Funds might be required to alter materially or discontinue its arrangements with Northern Trust and NTQA and change its method of operations. It is not anticipated, however, that any change in Northern Funds' method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, Northern Funds expects that Northern Trust and its affiliates would consider the possibility of offering to perform some or all of the services now provided by Sunstone. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern Trust and its affiliates might offer to provide services for consideration by the Trustees.




         Northern is active as an underwriter of municipal instruments. Under the 1940 Act, the Portfolios are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern is serving as a principal underwriter. In the opinion of Northern, this limitation will not significantly affect the ability of the Portfolios to pursue their respective investment objectives.



         In the Advisory Agreement, Northern Trust agrees that the name "Northern" may be used in connection with Northern Funds' business on a royalty-free basis. Northern Trust has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, Northern Funds will cease using the name "Northern."

ADMINISTRATOR AND DISTRIBUTOR

         Under its Administration Agreement, Sunstone has agreed, subject to the direction and control of Northern Funds' Board of Trustees and utilizing information provided by Northern Funds and its agents, to (1) provide office space, facilities, equipment and personnel to carry out its services; (2) compile data for and prepare with respect to the Funds timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; (3) prepare for execution by Northern Funds and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by Northern Funds' custodian and transfer agent; (4) prepare compliance filings relating to the registration of the securities of the Funds pursuant to state securities laws with the advice of Northern Funds' counsel;
(5) assist the Fund accountants with preparing the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the 1940 Act; (6) assist to the extent requested by Northern Funds with the preparation of the Registration Statement for the Funds (on Form N-1A or any replacement therefor) and any amendments thereto, and proxy materials; (7) prepare and monitor each Fund's expense accruals and cause all appropriate expenses to be paid from Fund assets on proper authorization from the Fund; (8) assist in the acquisition of the Funds' fidelity bond required by the 1940 Act, monitor the amount of the bond and make the necessary SEC filings related thereto; (9) from time to time as Northern Funds may reasonably request or as Sunstone deems appropriate, check each

Fund's compliance with the policies and limitations relating to portfolio investments as set forth in the Prospectus, Additional Statement and Declaration of Trust and monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (but this function shall not relieve the Fund's Investment Adviser of its day-to-day responsibility for such compliance); (10) maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the 1940 Act; and (11) generally assist in each Fund's administrative operations. In addition, Sunstone has agreed to monitor Northern Funds' arrangements with respect to services provided by Service Organizations. Under the Administration Agreement, Sunstone is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sunstone in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.




         Unless sooner terminated the Administration Agreement will continue in effect with respect to a particular Fund until March 31, 1999, and thereafter for successive 12-month periods, provided that the agreement is approved annually (a) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under "Description of Shares"). Notwithstanding the foregoing, the Administration Agreement shall continue automatically for an indefinite period unless the Board of Trustees shall have provided Sunstone with at least 90 days' written notice of its determination not to renew the Agreement.



         For its administrative services, Sunstone is entitled to an administration fee, computed daily and payable monthly, at the annual rate of 0.15% of the Funds' average aggregate daily net assets. For the fiscal years or periods indicated, Sunstone received, after waivers, administrative fees as follows:



                                          Fiscal Year or      Fiscal Year       Fiscal Year or
                                           Period Ended         Ended           Period Ended
                                         March 31, 1997(2)    March 31, 1996    March 31, 1995(1)
                                         -----------------    --------------    -----------------
Money Market Fund                         $1,164,584           $754,629           $414,361

U.S. Government                           $  218,281           $197,052           $105,624
Money Market Fund

U.S. Government                           $   23,962           $      0           $  8,192
Select Money Market
Fund


                                          Fiscal Year or      Fiscal Year       Fiscal Year or
                                           Period Ended         Ended           Period Ended
                                         March 31, 1997(2)    March 31, 1996    March 31, 1995(1)
                                         -----------------    --------------    -----------------

Municipal Money                           $1,075,662           $779,183           $509,356
Market Fund

California                                $   81,496           $ 64,242           $ 19,336
Municipal Money
Market Fund

U.S. Government                           $  195,647           $161,659           $105,568
Fund

Intermediate Tax-                         $  301,417           $284,325           $230,585
Exempt Fund

Florida                                   $    7,174                N/A                N/A
Intermediate Tax-
Exempt Fund

Fixed Income Fund                         $  129,589           $106,147           $ 63,582

Tax-Exempt Fund                           $  154,841           $151,378           $130,624

International Fixed                       $   19,435           $ 18,998           $ 10,062
Income Fund

Income Equity Fund                        $   77,746           $ 55,453           $ 33,207

Stock Index Fund                          $    9,252                N/A                N/A

Growth Equity Fund                        $  320,662           $188,961           $ 82,540

Select Equity Fund                        $   56,368           $ 24,949           $  9,581

Small Cap Fund                            $  208,264           $136,098           $ 52,182

International                             $  219,176           $188,090           $ 86,317
Growth Equity Fund

International                             $  133,479           $103,687           $ 63,788
Select Equity Fund

Technology Fund                           $   27,287                N/A                N/A




1. The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select Money Market and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.




2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.



         For the fiscal years or periods indicated, Sunstone waived administrative fees with respect to each Fund as follows:



                                          Fiscal Year or      Fiscal Year       Fiscal Year or
                                           Period Ended         Ended           Period Ended
                                         March 31, 1997(2)    March 31, 1996    March 31, 1995(1)
                                         -----------------    --------------    -----------------
Money Market Fund                          $790,270              $729,948          $305,490


                                          Fiscal Year or      Fiscal Year       Fiscal Year or
                                           Period Ended         Ended           Period Ended
                                         March 31, 1997(2)    March 31, 1996    March 31, 1995(1)
                                         -----------------    --------------    -----------------

U.S. Government                           $149,167             $161,180             $ 78,076
Money Market Fund

U.S. Government                           $155,378             $143,942             $ 16,860
Select Money
Market Fund

Municipal Money                           $727,816             $719,057             $341,501
Market Fund

California                                $166,479             $148,632             $ 41,983
Municipal Money
Market Fund

U.S. Government                           $ 51,170             $ 40,693             $ 56,080
Fund

Intermediate Tax-                         $ 77,538             $ 64,892             $109,298
Exempt Fund

Florida                                   $  2,308                  N/A                  N/A
Intermediate Tax-
Exempt Fund

Fixed Income Fund                         $ 34,026             $ 27,055             $ 31,175

Tax-Exempt Fund                           $ 39,928             $ 30,843             $ 62,980

International                             $  4,953             $  3,684             $  3,274
Fixed Income Fund

Income Equity Fund                        $ 20,875             $ 14,066             $ 17,111

Stock Index                               $  3,836                  N/A                  N/A


Growth Equity Fund                        $ 85,494             $ 63,595             $ 48,472

Select Equity Fund                        $ 15,958             $  9,481             $  2,842

Small Cap Fund                            $ 55,295             $ 47,153             $ 31,190

International                             $ 54,062             $ 45,554             $ 51,702
Growth Equity Fund

International                             $ 33,602             $ 22,936             $ 37,502
Select Equity Fund

Technology Fund                           $  8,821                  N/A                  N/A




1. The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select Money Market and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.




2. The Florida Intermediate Tax-Exempt Fund commenced operations on August 15, 1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

         Northern Funds has also entered into a Distribution Agreement under which Sunstone Distribution Services, LLC, as agent, sells shares of each Fund on a continuous basis. Sunstone Distribution Services, LLC pays the cost of printing and distributing prospectuses to persons who are not shareholders of Northern Funds (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by Northern Funds to Sunstone Distribution Services, LLC for such distribution services. Sunstone Distribution Services, LLC is an affiliate of Sunstone. Miriam M. Allison, Vice President and Treasurer of Northern Funds, and Mary M. Tenwinkel, Vice President of Northern Funds, have been President and Vice President, respectively, of Sunstone Distribution Services, LLC since October 1996.

         The Administration Agreement and the Distribution Agreement provide that Sunstone and Sunstone Distribution Services, LLC, respectively, may render similar services to others so long as their services under the respective Agreements are not impaired thereby. The Administration and Distribution Agreements provide that Northern Funds will indemnify Sunstone and Sunstone Distribution Services, LLC, respectively, against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of such Agreements) under certain circumstances.

SERVICE ORGANIZATIONS

         As stated in the Funds' Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to .25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(a) processing dividend and distribution payments from a Fund; (b) providing information periodically to customers showing their share positions; (c) arranging for bank wires; (d) responding to customer inquiries; (e) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (f) forwarding shareholder communications; (g) assisting in processing share purchase, exchange and redemption requests from customers; (h) assisting customers in changing dividend options, account designations and addresses; and (i) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

         The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a

Distribution and Service Plan), which have been adopted by the Board of Trustees and (in the case of the Distribution and Service Plan) by the initial shareholder of Northern Funds. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Northern Funds will be committed to the discretion of such disinterested Trustees.

         For the fiscal period ended March 31, 1997, the Municipal Money Market Fund and the U.S. Government Money Market Fund paid fees of $98 and $59,754 respectively. No other Funds under the Service Plan paid fees under either Plan.

COUNSEL AND AUDITORS

         Drinker Biddle & Reath LLP, with offices at 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serve as counsel to Northern Funds.

         Arthur Andersen LLP, independent accountants, 33 West Monroe Street, Chicago, Illinois 60603-5385 serve as auditors for Northern Funds. The financial statements dated March 31, 1997, incorporated by reference into this Additional Statement have been incorporated in reliance on the report of Arthur Andersen LLP given on the authority of said firm as experts in auditing and accounting.

IN-KIND PURCHASES

         Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

AUTOMATIC INVESTING PLAN

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

REDEMPTIONS AND EXCHANGES

         Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced will be processed on the next Business Day in the manner described above.

         Northern Funds reserves the right to make payment for redemptions in readily marketable securities. If this occurred, a shareholder would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. Northern Funds also reserves the right to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $1,000 and the shareholder does not increase such balance to $1,000 or more upon 30 days' notice. Northern Funds will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $750 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount in accordance with the Automatic Investment Plan. Northern Funds may also redeem shares involuntarily if the redemption is appropriate to carry out Northern Funds' responsibilities under the 1940 Act (see, e.g., "Amortized Cost Valuation").



         Northern Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectus from time to time.


                             PERFORMANCE INFORMATION

MONEY MARKET FUNDS


         From time to time Northern Funds may advertise quotations of "yields" and "effective yields" with respect to each Money Market Fund, and "tax-equivalent yields" with respect to shares of the Municipal Money Market Fund and the California Municipal Money Market Fund, computed in accordance with a standardized method based upon the seven-day period ended on the date of calculation. In arriving at quotations as to "yield," Northern Funds first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period (such net change being inclusive of the value of any additional shares issued in connection with distributions of net investment income as well as net investment income accrued on both the original share and any such additional shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7. Based on the foregoing calculations, for the period ended September 30, 1997, the 7-day yields for the Money Market Funds, after fee waivers, were as follows: Money Market Fund, 5.18%; U.S. Government Money Market Fund, 5.17%; U.S. Government Select Money Market Fund, 5.21%;

Municipal Money Market Fund, 3.45%; and California Municipal Money Market Fund, 3.48%. For the period ended September 30, 1997, the 7-day yields for the Money Market Funds, absent fee waivers, were as follows: Money Market Fund, 5.14%; U.S. Government Money Market Fund, 5.07%; U.S. Government Select Money Market Fund, 5.13%; Municipal Money Market Fund, 3.41% and California Municipal Money Market Fund, 3.41%.




         The "effective yield" with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. Based on the foregoing calculations, for the period ended September 30, 1997, the 7-day effective yields for the Money Market Funds, after fee waivers, were as follows: Money Market Fund, 5.32%; U.S. Government Money Market Fund, 5.30%; U.S. Government Select Money Market Fund, 5.35%; Municipal Money Market Fund, 3.51%; and California Municipal Money Market Fund, 3.54%.




         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate and then adding the product to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used. For the period ended September 30, 1997, and using a federal income tax rate of 31%, the 7-day tax-equivalent yields, after fee waivers, were 5.09% and 5.13% for the Municipal Money Market and California Municipal Money Market Funds, respectively.



         A Money Market Fund may also quote, from time to time, total return information using the formula described in the following section.

NON-MONEY MARKET FUNDS

         A Non-Money Market Fund calculates its "average annual total return" by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                           ERV 1/n
                                    T = [(---------)-1]
                                              P

         Where:         T =              average annual total return;

                        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                        P =              hypothetical initial payment of $1,000;
                                         and

                        n =              period covered by the computation,
                                         expressed in years.



         Based on the foregoing calculations, the average annual total returns for the Non-Money Market Funds for the one year period ended September 30, 1997 and for the period from the respective dates they commenced operations to September 30, 1997, were as follows: U.S. Government Fund, 7.19% and 5.79%; Intermediate Tax-Exempt Fund, 6.27% and 5.42%; Florida Intermediate Tax-Exempt Fund, 7.80% and 7.37%; Fixed Income Fund, 9.86% and 7.80%; Tax-Exempt Fund, 8.13% and 6.98%; International Fixed Income Fund, 1.04% and 6.80%; Income Equity Fund, 24.37% and 15.23%; Growth Equity Fund, 32.98% and 20.56%; Select Equity Fund, 36.40% and 23.02%; Small Cap Fund, 44.53% and 19.96%; International Growth Equity Fund, 13.73% and 5.89%; International Select Equity Fund, 12.05% and 5.69%; and Technology Fund, 45.08% and 46.97%. The Mid Cap Growth Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and Small Cap Index Fund had not commenced operations during these periods. During these periods, Northern Trust and Sunstone waived a portion of their fees.



         A Non-Money Market Fund calculates its "aggregate total return" by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                              ERV
                  Aggregate Total Return = [(-----) - 1]
                                               P


         The calculations are made assuming that (a) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (b) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Based on the foregoing calculations, the aggregate total return for the Non-Money Market Funds for the periods from the respective dates they commenced operations to September 30, 1997, were as follows: U.S. Government Fund, 21.81%; Intermediate Tax-Exempt Fund, 20.33%; Florida Intermediate Tax-Exempt Fund, 8.36%; Fixed Income Fund, 30.11%; Tax-Exempt Fund, 26.68%; California Tax-Exempt Fund, 7.66%; International Fixed Income Fund, 25.92%; Income Equity Fund, 64.36%; Stock Index Fund, 36.16%; Growth Equity Fund, 92.53%; Select Equity Fund, 106.07%; Small Cap Fund, 89.23%; International Growth Equity Fund, 22.19%; International Select

Equity Fund, 21.32%; and the Technology Fund, 78.27%. The Mid Cap Growth Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and Small Cap Index Fund had not commenced operations during these periods. During these periods, Northern Trust and Sunstone waived a portion of their fees.


         A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

                                        a - b
                           Yield = 2 [(------- +1)(6) - 1]
                                          cd

Where:            a =      dividends and interest earned during the period;

                  b =      expenses accrued for the period (net of
                           reimbursements);

                  c = average daily number of shares outstanding during the period entitled to receive dividends; and

                  d = net asset value per share on the last day of the period.



         Based on the foregoing calculations, for the 30-day period ended September 30, 1997, the yields for the U.S Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt and International Fixed Income Funds, after fee waivers, were 5.35%, 3.45%, 3.76%, 5.72%, 4.30%, 3.98% and 4.05%, respectively. Also for the 30-day period ended September 30, 1997, the yields for the U.S Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt and International Fixed Income Funds, absent fee waivers, were 5.28%, 3.38%, 3.36%, 5.63%, 4.20%, 2.99% and 3.40%, respectively.




         A Non-Money Market Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax. For the 30-day period ended September 30, 1997, and using a federal income tax rate of 31%, the 30-day tax-equivalent yields, after fee waivers, were 5.00%, 5.45%, 6.23% and 5.77% for the Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt and California Tax-Exempt Funds, respectively.

GENERAL INFORMATION


         The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by Northern Trust, NTQA or other Service Organizations on their customers in connection with investments in the Funds are not reflected in Northern Funds' calculations of performance for the Funds.


         Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         From time to time, a Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.


         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

      The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.


      The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust and NTQA as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

      Materials may include lists of representative clients of Northern Trust and NTQA. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.


      The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

      The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

      A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

      Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.


                            AMORTIZED COST VALUATION

      As stated in the Prospectus, each Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, Northern Funds expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, Northern Funds' Board of Trustees, in supervising the Funds' operations and delegating special responsibilities involving portfolio management to Northern Trust, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

         Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which Northern Trust determines to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.


                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of federal and state tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

         Each Fund intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").


         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.


         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Mid Cap Growth, Small Cap Index Fund, Small Cap Fund and Technology Fund, may constitute "qualifying dividends." The other Funds, however, are not expected to pay qualifying dividends.



         Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. The maximum tax rate for capital gains on securities recognized after July 28, 1997 for individuals is 20% if the property is held more than 18 months; for property held for more than 12 months, but no longer than 18 months, the maximum tax rate on capital gains is 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum marginal rate of 35% although surtaxes apply to ordinary income at specified levels.


         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FEDERAL - TAX-EXEMPT INFORMATION

         As described in the Prospectus, the Municipal Money Market, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax- Exempt, Arizona Tax-Exempt and California Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Municipal Money Market, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt or California Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.


         Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt Fund generally is not deductible for federal income tax purposes to the extent attributable to exempt-interest dividends. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.


         Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement.



         Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Fund (collectively, the "Instruments") at the close of its taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales is treated as short-term capital gain or loss and 60% of such gain or loss is treated as long-term capital gain or loss without regard to the period the Fund holds the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to Instruments that are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Notwithstanding the rules described above, with respect to Instruments that are part of a "mixed straddle" and are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified Instruments from the rules of Section 1256 of the Code including "the 40-60 rule" and the mark-to-market rule on gains and losses being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (a) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (b) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.


         With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contact or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date.



         Certain foreign currency contracts entered into by a Fund may be subject to the mark-to-market process, but gains or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above:
(1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.


         Some of the non-U.S. dollar denominated investments that certain Funds may make, such as foreign debt securities and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.


         Certain of the Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" from or a gain from the disposition of shares of a passive foreign investment company. If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments even if it distributes the income to its shareholders. If a Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund instead would be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various distribution requirements described above. In addition, a Fund could, as an alternative, elect to mark-to-market and recognize ordinary income each year with respect to any appreciation in a PFIC investment.


SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

         Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund's taxable income (including interest income on California Municipal Instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of (i) obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Municipal Instruments") and (ii) certain U.S. Government and U.S. possession obligations ("Federal Obligations"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund's dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.


         Within 60 days after the close of its taxable year, each of the California Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Municipal Instruments and Federal Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Instruments held by one of the California Funds, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Federal - Tax-Exempt Information" above.

         To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes. See "Federal - General Information" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes

California exempt-interest dividends during the shareholder's taxable year.

         California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of a Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in one of the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE FLORIDA
INTERMEDIATE TAX-EXEMPT FUND

         The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Intermediate Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

         The State of Florida currently imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first
 .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last 1 mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000.

Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

         In order to take advantage of the exemption from the intangibles tax in any year, the Fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

         Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

         Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

         There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.


                              DESCRIPTION OF SHARES


         The Trust Agreement permits Northern Funds' Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Northern Funds may hereafter create series in addition to Northern Funds' existing series, which represent interests in twenty-five portfolios, each of which is discussed in this Additional Statement. Under the terms of the Trust Agreement, each share of each Fund has a par value of $.0001, represents a proportionate interest in the particular Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Redeeming and Exchanging Shares" in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. Northern Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, Northern Funds reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem upon not less than 30 days' notice all of a Fund's shares if such shares have an aggregate value below a designated amount and if the Trustees determine that it is not practical, efficient or advisable to continue the operation of such Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.


         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of Northern Funds. Expenses with respect to the portfolios of Northern Funds are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.


         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as Northern Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.


         The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.


         As of March 9, 1998, Northern and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675, and its affiliate banks held as beneficial owner five percent or more of the outstanding shares of the Non-Money Market Funds because they possessed sole or shared voting or investment power with respect to such shares. As of March 9, 1998, the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows: Money Market Fund: Northern Trust Bank - Miami on behalf of its customers, 19.07%, Short Term Investment Fund, 29.05%; U.S. Government Money Market Fund: Sahara Enterprises, Inc. Fixed Income Portfolio, 11.36%, Northern Trust Bank - Miami on behalf of its customers, 9.79% and Northern Trust Bank - M&I Sweep Account, 10.20%; Municipal Money Market Fund: Northern Trust Bank - Miami on behalf of its customers, 29.64%; U.S. Government Select Money Market
Fund: Randolph S. Gross, 10.27% and Northern Trust Bank - Miami on behalf of its customers, 21.36%; Florida Intermediate Tax- Exempt Fund: Abraham General Partnership, 8.26% and Richard Coren, 7.08%; and California Municipal Money Market Fund: Lauralee K. Bell, 5.11% and Northern Trust Bank - M&I Sweep Account, 9.68%. The address of all of the above persons is c/o The Northern Trust Bank, 50 S. LaSalle Street, Chicago, Illinois 60675.



         As a general matter, Northern Funds does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees. In addition, the Trustees have adopted a by-law (changeable without shareholder approval) that provides that a Trustee will cease to serve as a Trustee effective as of the last calendar day in the semi-annual fiscal period of Northern Funds in which the earlier ofthe following events occurs: (a) the date such Trustee attains the age of seventy-three years; and (b) the twelfth anniversary of the date of such Trustee's written acceptance to serve as a Trustee.


         Under Massachusetts law, there is a possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust Agreement contains an express disclaimer of shareholder (as well as Trustee and officer) liability for acts or obligations of Northern Funds and requires that notice of such disclaimer be given in each contract, undertaking or instrument entered into or executed by Northern Funds or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any shareholder charged or held personally liable for the obligations or liabilities of Northern Funds solely by reason of being or having been a shareholder of Northern Funds and not because of such shareholder's acts or omissions or for some other reason. The Trust Agreement also provides that Northern Funds shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of Northern Funds and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Northern Funds itself would be unable to meet its obligations.

         The Trust Agreement provides that each Trustee of Northern Funds will be liable for his own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that Northern Funds will indemnify Trustees and officers of Northern Funds against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with Northern Funds, except that no Trustee or officer will be indemnified against any liability to Northern Funds or its shareholders to which he would otherwise be subject by reason of disabling conduct.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.


                              FINANCIAL STATEMENTS


         The audited financial statements, including the Statements of Assets and Liabilities as of March 31, 1997, Statements of Operations for the fiscal year ended March 31, 1997, Statements of Changes in Net Assets for the fiscal years ended March 31, 1997 and 1996, Financial Highlights for the Fiscal year ended March 31, 1997, Schedules of Investments as of March 31, 1997, Notes to the financial statements and related report of the Trust's independent auditors, contained in the annual report to shareholders for the fiscal year ended March 31, 1997 (the "Annual Report") are hereby incorporated herein by reference. The unaudited financial statements, including the Statements of Assets and Liabilities as of September 30, 1997, Statements of Operations for the fiscal period ended September 30, 1997, Statements of Changes in Net Assets for the period ended September 30, 1997, Financial Highlights for the period ended September 30, 1997, Schedules of Investments as of September 30, 1997 and Notes to the financial statements, contained in the semi-annual report to shareholders for the six-month period ended September 30, 1997 (the "Semi-Annual Report") are hereby incorporated herein by reference. No other part of the Annual Report or Semi-Annual Report is incorporated by reference herein. Copies of the Annual Report and Semi-Annual Report may be obtained by writing to the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60690-9069 or by calling 1-800-595-9111.

                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by Northern Funds' Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS


                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:



                 "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


                  "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.


                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:


                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.


                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:


                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.


                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.


                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:



                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.



                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".



                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.



                  "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


                  "D" - Securities are in actual or imminent payment default.




                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:



                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.



                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."



                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.



                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.




CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:


                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.



                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.


                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.




                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:



                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.



                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.



                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.



                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



                  "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.



                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.



                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.



                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:



                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.



                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.



                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.



                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.


                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:


                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.



                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.



                  "SG" - This designation denotes speculative quality and lack of margins of protection.



                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


                  As stated in the Prospectus, the Funds (other than the Money Market Funds) may enter into certain futures transactions. Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within three business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, by using futures contracts.

                  Interest rate future contracts can also be used by a Fund for non-hedging (speculative) purposes to increase total return.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts

                  General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

                  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

                  Index futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III.     Futures Contracts on Foreign Currencies

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments

                  Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, Northern Trust or NTQA may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


V.  Risks of Transactions in Futures Contracts

                  There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.


                  When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


                  Successful use of futures by a Fund is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


VI.  Options on Futures Contracts

                  A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                     PART C

                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:


                  (1) Included in Part A: Audited Financial Highlights with respect to the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market, California Municipal Money Market, U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, International Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Small Cap, International Growth Equity, International Select Equity and Technology Funds for the fiscal year ended March 31, 1997 and unaudited Financial Highlights with respect to the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market, California Municipal Money Market, U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax Exempt, International Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Small Cap, International Growth Equity, International Select Equity and Technology Funds for the six month period ended September 30, 1997.



                  (2) Incorporated by reference into Part B are the following Financial Statements with respect to the above referenced Funds:



                           Audited



                           - Statements of Assets and Liabilities as of March 31, 1997;

                           - Statements of Operations for the fiscal year ended March 31, 1997;


                           - Statements of Changes in Net Assets for the fiscal years ended March 31, 1997 and 1996;



                           - Financial Highlights for the fiscal year ended March 31, 1997;



                           -        Schedules of Investments as of March 31,
                                    1997;



                           -        Notes to financial statements; and



                           -        Report of Independent Public Accountants.



                           Unaudited


                           - Statements of Assets and Liabilities as of September 30, 1997;

                           - Statements of Operations for the fiscal period ended September 30, 1997;



                           - Statements of Changes in Net Assets for the period ended September 30, 1997;

                           - Financial Highlights for the period ended September 30, 1997;

                           - Schedules of Investments as of September 30, 1997; and


                           -        Notes to financial statements.



         (b)      Exhibits:

                  The following exhibits are incorporated herein by reference:

         1(a)     -        Agreement and Declaration of Trust dated October 12,
                           1993 filed as Exhibit 1(a) to Post-Effective
                           Amendment No. 11 to Registrant's Registration
                           Statement on Form N-1A, filed on July 29, 1996 ("PEA
                           No. 11").

         1(b)     -        Amendment No. 1 to Agreement and Declaration of Trust
                           filed as Exhibit 1(b) to PEA No. 11.

         1(c)     -        Amendment No. 2 to Agreement and Declaration of Trust
                           filed as Exhibit 1(c) to PEA No. 11.

         1(d)     -        Amendment No. 3 to Agreement and Declaration of Trust
                           filed as Exhibit 1(d) to PEA No. 11.

         1(e)     -        Amendment No. 4 to Agreement and Declaration of Trust
                           filed as Exhibit 1(e) to PEA No. 11.

         1(f)     -        Amendment No. 5 to Agreement and Declaration of Trust
                           dated May 26, 1995 filed as Exhibit 1(f) to
                           Post-Effective Amendment No. 9 to Registrant's
                           Registration Statement on Form N-1A, filed on June
                           12, 1996 ("PEA No. 9").

         1(g)     -        Amendment No. 6 to Agreement and Declaration of Trust
                           dated August 6, 1996 filed as Exhibit 1(g) to
                           Post-Effective Amendment No. 12 to Registrant's
                           Registration Statement on Form N-1A, filed on October
                           30, 1996 ("PEA No. 12").

         1(h)     -        Amendment No. 7 to Agreement and Declaration of Trust
                           dated August 6, 1996 filed as Exhibit 1(h) to PEA No.
                           12.

         1(i)     -        Amendment No. 8 to Agreement and Declaration of Trust
                           dated February 12, 1996 filed as Exhibit 1(i) to
                           Post-Effective Amendment No. 15 to Registrant's
                           Registration Statement on Form N-1A, filed on
                           February 26, 1997 ("PEA No. 15").

         1(j)     -        Amendment No. 9 to Agreement and Declaration of Trust
                           dated February 12, 1997 filed as Exhibit 1(j) to
                           Post-Effective Amendment No. 16 to Registrant's
                           Registration Statement on Form N-1A, filed on July
                           31, 1997 ("PEA No. 16").

         2        -        By-Laws filed as Exhibit 2 to PEA No. 11.

         2(a)     -        Amendment to the By-Laws dated August 4, 1994 filed
                           as Exhibit 2(a) to PEA No. 11.

         2(b)     -        Amendment No. 2 to the By-Laws dated May 22, 1997
                           filed as Exhibit 2(b) to PEA No. 16.

         3        -        Not Applicable.

         4        -        Not Applicable.

         5        -        Investment Advisory and Ancillary Services Agreement
                           between Registrant and The Northern Trust Company dated April 1, 1994 ("Investment Advisory Agreement") filed as Exhibit 5 to PEA No. 11.

         5(a)     -        Addendum No. 1 to the Investment Advisory Agreement
                           dated November 29, 1994 filed as Exhibit 5(a) to PEA
                           No. 11.

         5(b)     -        Addendum No. 2 to the Investment Advisory Agreement
                           dated March 29, 1996 filed as Exhibit 5(b) to PEA No.
                           9.

         5(c)     -        Addendum No. 3 to the Investment Advisory Agreement
                           dated August 7, 1996 filed as Exhibit 5(c) to PEA No.
                           12.

         5(d)     -        Addendum No. 4 to the Investment Advisory Agreement
                           dated March 24, 1997 filed as Exhibit 5(d) to PEA No.
                           16.


         6        -        Distribution Agreement between Registrant and
                           Sunstone Distribution Services, LLC dated January 1,
                           1997 ("Distribution Agreement") filed as Exhibit 6(e) to Post- Effective Amendment No. 14 to Registrant's
                           Registration Statement on Form N-1A, filed on January
                           27, 1997 ("PEA No. 14").


         7        -        Not Applicable.

         8(a)     -        Custodian Agreement between Registrant and The
                           Northern Trust Company dated April 1, 1994
                           ("Custodian Agreement") filed as Exhibit 8(a) to PEA
                           No. 11.

         8(b)     -        Transfer Agency Agreement between Registrant and The
                           Northern Trust Company dated April 1, 1994 ("Transfer
                           Agency Agreement") filed as Exhibit 8(b) to PEA No.
                           11.

         8(c)     -        Addendum No. 1 to the Transfer Agency Agreement dated
                           November 29, 1994 filed as Exhibit 8(c) to PEA No.
                           11.

         8(d)     -        Addendum No. 1 to the Custodian Agreement dated
                           November 29, 1994 filed as Exhibit 8(d) to PEA No.
                           11.

         8(e)     -        Addendum No. 2 to the Transfer Agency Agreement dated
                           March 29, 1996 filed as Exhibit 8(e) to PEA No. 9.

         8(f)     -        Addendum No. 2 to the Custodian Agreement dated March
                           29, 1996 filed as Exhibit 8(f) to PEA No. 9.

         8(g)     -        Foreign Custody Agreement between the Registrant and
                           The Northern Trust Company dated April 1, 1994 filed as Exhibit 8(g) to PEA No. 11.

         8(h)     -        Addendum No. 3 to the Transfer Agency Agreement dated
                           August 7, 1996 filed as Exhibit 8(h) to PEA No. 12.

         8(i)     -        Addendum No. 3 to the Custodian Agreement dated
                           August 7, 1996 filed as Exhibit 8(i) to PEA No. 12.

         8(j)     -        Addendum No. 4 to the Custodian Agreement dated
                           August 7, 1996 filed as Exhibit 8(j) to PEA No. 12.




         8(m)     -        Addendum No. 4 to the Transfer Agency Agreement dated
                           March 24, 1997 filed as Exhibit 8(m) to PEA No. 16.

         8(n)     -        Addendum No. 5 to the Custodian Agreement dated March
                           24, 1997 filed as Exhibit 8(n) to PEA No. 16.

         9(a)     -        Administration Agreement between Registrant and
                           Sunstone Financial Group, Inc. dated April 1, 1994
                           ("Administration Agreement") filed as Exhibit 9(a) to
                           PEA No. 11.

         9(b)     -        Service Plan and Related Agreement filed as Exhibit
                           9(b) to PEA No. 9.


         10       -        Filed as Exhibit 10 to PEA No. 18.


         12       -        Not Applicable.

         13(a)    -        Purchase Agreement between Registrant and The
                           Northern Trust Company dated March 31, 1994 filed as
                           Exhibit 13(a) to PEA No. 11.

         13(b)    -        Purchase Agreement between Registrant and Miriam M.
                           Allison dated March 14, 1994 filed as Exhibit 13(b) to PEA No. 11.

         14       -        Not Applicable.

         15       -        Distribution and Service Plan and Related Agreement
                           filed as Exhibit 15 to PEA No. 9.

         16       -        Schedule of Computation of Performance Quotations for
                           the Money Market, U.S. Government Money Market,
                           Municipal Money Market, U.S. Government, Fixed
                           Income, Intermediate Tax- Exempt, Tax-Exempt,
                           International Fixed Income, Income Equity, Growth
                           Equity, Select Equity, Small Cap Growth,
                           International Growth Equity and International Select
                           Equity Funds filed as Exhibit 16 to PEA No. 11.

         16(a)    -        Schedule of Computation of Performance Quotations for
                           the California Municipal Money Market and U.S.
                           Government Select Money Market Funds filed as Exhibit
                           16(a) to PEA No. 11.

         16(b)    -        Schedule for Computation of Performance Quotations
                           for the Technology Fund filed as Exhibit 16(b) to PEA
                           No. 12.

         16(c)    -        Schedule for Computation of Performance Quotations
                           for the Florida Intermediate Tax-Exempt and Stock
                           Index Funds filed as Exhibit 16(c) to PEA No. 14.

         16(d)    -        Schedule of Computation of Performance Quotations for
                           the California Tax-Exempt Fund filed as Exhibit 16(d) to Post- Effective Amendment No. 17 to Registrant's
                           Registration Statement on Form N-1A, filed on October
                           30, 1997.

         18       -        Not Applicable.


         24(a)    -        Registrant's Annual Report dated March 31, 1997
                           (Accession No. 000948221-97-000096).



         24(b)    -        Registrant's Semi-Annual Report dated September 30,
                           1997 (Accession No. 0000948221-92-000253).


         The following exhibits are filed herewith:

         1(k)     -        Amendment No. 10 to Agreement and Declaration of
                           Trust dated November 18, 1997.


         5(e)     -        Addendum No. 5 to the Investment Advisory Agreement.


         5(f)     -        Addendum No. 6 to the Investment Advisory Agreement.



         5(g)     -        Form of Assumption Agreement.



         6(a)     -        Amended and Restated Schedule A to the Distribution
                           Agreement.

         8(k)     -        Addendum No. 5 to the Transfer Agency Agreement.



         8(l)     -        Addendum No. 6 to the Custodian Agreement.



         8(o)     -        Addendum No. 7 to the Custodian Agreement.



         8(p)     -        Addendum No. 1 to the Foreign Custody Agreement.



         8(q)     -        Addendum No. 6 to the Transfer Agency Agreement.



         9(c)     -        Amended and Restated Schedule A to the Administration
                           Agreement.



         11(a)    -        Consent of Drinker Biddle & Reath LLP.



         11(b)    -        Consent of Independent Public Accountants



         17       -        Financial Data Schedules with respect to the Money
                           Market, U.S. Government Money Market, U.S. Government
                           Select Money Market, Municipal Money Market,
                           California Municipal Money Market, U.S. Government,
                           Intermediate Tax-Exempt, Florida Intermediate
                           Tax-Exempt, Fixed Income, Tax-Exempt, International
                           Fixed Income, Income Equity, Stock Index, Growth
                           Equity, Select Equity, Small Cap, International
                           Growth Equity, International Select Equity and
                           Technology Funds.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Registrant is controlled by its Board of Trustees.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES

                                                                       NUMBER OF RECORD
                                                                       HOLDERS AS OF
         TITLE OF CLASS                                                   JANUARY 31,
         --------------                                                     1998
                                                                       ----------------
                  Money Market Fund.....................................   9,532
                  U.S. Government Money Market Fund.....................   1,070
                  U.S. Government Select Money Market Fund..............   1,049
                  Municipal Money Market Fund...........................   4,036
                  California Municipal Money Market Fund................     913
                  U.S. Government Fund..................................   2,301
                  Intermediate Tax-Exempt Fund..........................   2,028
                  Florida Intermediate Tax-Exempt Fund..................     177
                  Fixed Income Fund.....................................   2,524
                  Tax-Exempt Fund.......................................   1,442
                  California Tax-Exempt Fund............................     204
                  International Fixed Income Fund.......................     884
                  Income Equity Fund....................................   2,425
                  Stock Index Fund......................................   1,428
                  Growth Equity Fund....................................   5,386
                  Select Equity Fund....................................   3,197
                  Small Cap Fund........................................   6,554
                  International Growth Equity Fund......................   4,434
                  International Select Equity Fund......................   2,562
                  Technology Fund.......................................   3,071


ITEM 27.          INDEMNIFICATION

                  Section 7 of the Investment Advisory and Ancillary Services Agreement between the Registrant and The Northern Trust Company ("Northern") provides for indemnification of Northern or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which Northern, in its capacity as Registrant's Adviser, may be subject. A copy of the Investment Advisory and Ancillary Services Agreement is incorporated by reference herein as Exhibit 5.

                  Section 5 of the Administration Agreement between the Registrant and Sunstone Financial Group, Inc. ("Sunstone") provides for indemnification of Sunstone in connection with certain claims and liabilities to which Sunstone, in its capacity as Registrant's Administrator, may be subject. A copy of the Administration Agreement is incorporated by reference herein as
Exhibit 9(a).

                  Section 2.8 of the Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC provides for indemnification of Sunstone Distribution Services, LLC, an affiliate of Sunstone, in connection with certain claims and liabilities to which Sunstone Distribution Services, LLC, in its capacity as Registrant's Distributor, may be subject. A copy of the Distribution Agreement is incorporated by reference herein as Exhibit 6.

                  In addition, Section 6.3 of Registrant's Agreement and Declaration of Trust, a copy of which is incorporated by reference herein as
Exhibit 1(a), provides for indemnification of shareholders as follows:

                  6.3 Indemnification of Shareholders. No Shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the Trust or the acts, obligations or affairs of the Trust or any Series thereof. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) out of the property of the Trust for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 6.4 of Registrant's Agreement and Declaration of Trust, a copy of which is incorporated by reference herein as Exhibit 1(a), provides for indemnification of Trustees and officers, as follows:

                  6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such wilful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as "Disabling Conduct"). Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and either
                  (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                  The Northern Trust Company, Registrant's investment adviser, is a full service commercial bank and also provides a full range of trust and fiduciary services. Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs of The Northern Trust Company and, with respect to each such person, the name and business address of the company (if any) with which such person has been connected at any time since December 1, 1995, as well as the capacity in which such person was connected.

                                                                                                   NAME AND PRINCIPAL
NAME AND POSITION                           BUSINESS ADDRESS                                       CONNECTION WITH
WITH INVESTMENT ADVISER                     OF OTHER COMPANY                                       OTHER COMPANY
-----------------------                     ----------------                                       -------------
Gregg D. Behrens
  Executive Vice President                  None

J. David Brock
  Executive Vice President                  None

Duane L. Burnham                            Abbott Laboratories                                    Chairman and Chief
  Director                                  100 Abbott Park Road                                     Executive Officer
                                            Abbott Park, IL 60064-3500

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

Dr. Dolores E. Cross                        Northern Trust Corporation                             Director
  Director                                  50 South LaSalle Street
                                            Chicago, IL  60675

                                            GE Fund                                                President
                                            General Electric Company
                                            3135 Easton Turnpike
                                            Fairfield, CT 06432

Susan Crown                                 Henry Crown & Co.                                      Vice President
  Director                                  222 North LaSalle Street
                                            Suite 2000
                                            Chicago, IL 60601

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

John R. Goodwin                             NTQA                                                   Director, Managing
 Senior Vice President                      50 South LaSalle Street                                 Director, Chief
                                            Chicago, IL  60675                                      Investment Officer

Robert S. Hamada                            The University of Chicago                                Edward Eagle Brown,
  Director                                  Graduate School of Business                               Distinguished
                                            1101 East 58th Street                                     Service Professor of
                                            Chicago, IL  60637                                        Finance and Dean

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

                                            A.M. Castle & Co.                                      Director
                                            3400 North Wolf Road
                                            Franklin Park, IL  60131

                                            Chicago Board of Trade                                 Director
                                            141 West Jackson Boulevard
                                            Chicago, IL  60604

                                                                                                   NAME AND PRINCIPAL
NAME AND POSITION                           BUSINESS ADDRESS                                       CONNECTION WITH
WITH INVESTMENT ADVISER                     OF OTHER COMPANY                                       OTHER COMPANY
-----------------------                     ----------------                                       -------------
Barry G. Hastings                           Northern Trust Corporation                             President and Chief
  President, Chief                          50 South LaSalle Street                                  Operating Officer
  Operating Officer                         Chicago, IL  60675                                       and Director
  and Director and Former
  Vice Chairman and Senior
  Executive Vice
  President

                                            Northern Trust Securities, Inc.                        Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

                                            Northern Trust of California                           Director
                                              Corporation
                                            355 South Grand Avenue
                                            Los Angeles, CA  90017

Barry G. Hastings                           Northern Trust of Florida                              Vice Chairman of the
 (continued)                                  Corporation                                             Board and Director
                                            700 Brickell Avenue
                                            Miami, FL  33131

                                            Nortrust Realty Management, Inc.                       Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

Robert A. Helman                            Mayer, Brown & Platt                                   Partner
  Director                                  190 South LaSalle Street
                                            Chicago, IL  60603

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street, 38th Fl.
                                            Chicago, IL 60675


                                            The Horsham Corporation                                Director
                                            24 Hazelton Avenue
                                            Toronto, Ontario, Canada
                                            M5R 2E2

                                            Brambles USA, Inc.                                     Director
                                            400 North Michigan Avenue
                                            Chicago, IL  60611

                                            Chicago Stock Exchange                                 Governor
                                            One Financial Plaza
                                            440 South LaSalle Street
                                            Chicago, IL  60605

                                            Alberta Natural Gas                                    Director
                                             Company Ltd.
                                            2900, 240 Fourth Avenue, NW Calgary,
                                            Alberta, Canada T2P 4L7

Arthur L. Kelly                             KEL Enterprises L.P.                                   Managing Partner
  Director                                  Two First National Plaza
                                            20 S. Clark St., Suite 2222
                                            Chicago, IL  60603

                                                                                                   NAME AND PRINCIPAL
NAME AND POSITION                           BUSINESS ADDRESS                                       CONNECTION WITH
WITH INVESTMENT ADVISER                     OF OTHER COMPANY                                       OTHER COMPANY
-----------------------                     ----------------                                       -------------
                                            Bayerische Motoren Werke (BMW) A.G.                    Director
                                            BMW Haus
                                            Petuelring 130
                                            Postfach 40 02 40
                                            D-8000
                                            Munich 40 Germany

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

                                            Nalco Chemical Company                                 Director
                                            One Nalco Center
                                            Naperville, IL 60563-1198

Arthur L. Kelly                             Snap-on Incorporated                                   Director
 (continued)                                2801 80th Street
                                            Kenosha, WI  53140

                                            Tejas Gas Corporation                                  Director
                                            1301 McKinney Street
                                            Houston, TX 77010

                                            Deere & Company                                        Director
                                            John Deere Road
                                            Moline, IL  61265

Frederick A. Krehbiel                       Molex Incorporated                                     Chairman and Chief
  Director                                  2222 Wellington Court                                    Executive Officer
                                            Lisle, IL  60532-1682                                    and Former Vice
                                                                                                            Chairman

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

                                            Nalco Chemical Company                                 Director
                                            One Nalco Center
                                            Naperville, IL  60563-1198

                                            Tellabs, Inc.                                          Director
                                            4951 Indiana Avenue
                                            Lisle, IL  60532

John V.N. McClure                           None
  Executive Vice President

James J. Mitchell, III                      The Northern Trust Company                             Director
  Executive Vice President                     of New York
                                            40 Broad Street
                                            8th Floor
                                            New York, NY  10004

                                            Northern Trust Corporation                             Executive Vice
                                            50 South LaSalle Street                                  President
                                            Chicago, IL  60675

                                                                                                   NAME AND PRINCIPAL
NAME AND POSITION                           BUSINESS ADDRESS                                       CONNECTION WITH
WITH INVESTMENT ADVISER                     OF OTHER COMPANY                                       OTHER COMPANY
-----------------------                     ----------------                                       -------------
William G. Mitchell                         Northern Trust Corporation                             Director
  Director                                  50 South LaSalle Street
                                            Chicago, IL  60675

                                            The Interlake Corporation                              Director
                                            7701 Harger Road
                                            Oak Brook, IL  60521-1488

                                            Peoples Energy Corporation                             Director
                                            122 South Michigan Avenue
                                            Chicago, IL  60603

                                            The Sherwin-Williams Company                           Director
                                            101 Prospect Avenue, N.W.
                                            Cleveland, OH  44115-1075

Edward J. Mooney                            Nalco Chemical Company                                 Chairman, Chief
  Director                                  One Nalco Center                                         Executive Officer,
                                            Naperville, IL 60563-1198                                President and
                                                                                                     Director

                                            Morton International, Inc.                             Director
                                            100 North Riverside Plaza
                                            Chicago, IL  60606

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

J. Terrance Murray                          None
  Executive Vice President

William A. Osborn                           Northern Trust Corporation                             Director
  Chairman and Chief                        50 South LaSalle Street
  Executive Officer,                        Chicago, IL  60675
  Former President
  and Chief
  Operating Officer,                        Nortrust Realty Management, Inc.                       Director
  Former Senior Executive                   50 South LaSalle Street
  Vice President                            Chicago, IL  60675

                                            Northern Trust of                                      Director and Former
                                              California Corporation                                 Chairman of the Board
                                            355 South Grand Avenue
                                            Los Angeles, CA  90017

                                            Northern Trust Bank                                    Former Chairman
                                              of California                                          of the Board
                                            355 South Grand Avenue
                                            Los Angeles, CA  90017

                                            Northern Futures Corporation                           Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

Sheila A. Penrose                           Northern Trust Global                                  Director
  Executive Vice President                  Advisors, Inc.
                                            29 Federal Street

                                                                                                   NAME AND PRINCIPAL
NAME AND POSITION                           BUSINESS ADDRESS                                       CONNECTION WITH
WITH INVESTMENT ADVISER                     OF OTHER COMPANY                                       OTHER COMPANY
-----------------------                     ----------------                                       -------------
                                            Stamford, CT 06901

                                            Northern Trust Corporation                             Executive Vice
                                            50 South LaSalle Street                                  President
                                            Chicago, IL  60675

                                            Northern Trust Retirement                              Manager
                                             Consulting, L.L.C.
                                            400 Perimeter Center Terrace
                                            Suite 850
                                            Atlanta, GA  30346

                                            NTQA                                                   Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

Perry R. Pero                               Northern Futures Corporation                           Director
  Senior Executive Vice                     50 South LaSalle Street
  President and Chief                       Chicago, IL  60675
  Financial Officer

                                            Northern Trust Corporation                             Senior Executive
                                            50 South LaSalle Street                                  Vice President and
                                            Chicago, IL  60675                                       Chief Financial
                                                                                                     Officer

                                            Northern Investment Corporation                        President and,
                                            50 South LaSalle Street                                  Director and
                                            Chicago IL  60675                                        Former Chairman
                                                                                                     and Treasurer

                                            Northern Trust Global                                  Director
                                            Advisors, Inc.
                                            29 Federal Street
                                            Stamford, CT 06901

                                            Northern Trust Securities, Inc.                        Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

                                            Nortrust Realty Management, Inc.                       Director
                                            50 South LaSalle Street
                                            Chicago, IL 60675

                                            NTQA                                                   Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

Stephen N. Potter                           NTQA                                                   Director, Managing
 Senior Vice President                      50 South LaSalle Street                                  Director
                                            Chicago, IL  60675

                                                                                                   NAME AND PRINCIPAL
NAME AND POSITION                           BUSINESS ADDRESS                                       CONNECTION WITH
WITH INVESTMENT ADVISER                     OF OTHER COMPANY                                       OTHER COMPANY
-----------------------                     ----------------                                       -------------
Peter L. Rossiter                           Schiff, Hardin & Waite                                 Former Partner
  Executive Vice President                  7200 Sears Tower
  and General Counsel                       Chicago, IL 60606

                                            Tanglewood Bancshares Inc.                             Former Vice President
                                            600 Bering Drive                                         and Director
                                            Houston, TX 77057

                                            Consolidated Communications, Inc.                      Director
                                            Illinois Consolidated Telephone
                                              Company
                                            121 South 17th Street
                                            Mattoon, IL 61938

                                            Northern Trust Corporation                             Executive Vice
                                            50 South LaSalle Street                                  President and General
                                            Chicago, IL  60675                                       Counsel

Lee Selander                                Northern Trust Retirement                              Manager
 Executive Vice President                    Consulting, L.L.C.
                                            400 Perimeter Center Terrace
                                            Atlanta, GA  30346

Jean Sheridan                               None
  Executive Vice President

Harold B. Smith                             Illinois Tool Works Inc.                               Chairman of the
  Director                                  3600 West Lake Avenue                                    Executive Committee
                                            Glenview, IL  60025-5811

Harold B. Smith                             Northern Trust Corporation                             Director
 (continued)                                50 South LaSalle Street
                                            Chicago, IL  60675

                                            W. W. Grainger, Inc.                                   Director
                                            5500 West Howard Street
                                            Skokie, IL  60077

                                            Northwestern Mutual Life                               Trustee
                                            Insurance Co.
                                            720 East Wisconsin Avenue
                                            Milwaukee, WI  53202

William D. Smithburg                        The Quaker Oats Company                                Retired Chairman
  Director                                  321 North Clark Street
                                            Chicago, IL  60610

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

                                            Abbott Laboratories                                    Director
                                            One Abbott Park Road
                                            Abbott Park, IL  60064-3500

                                            Corning Incorporated                                   Director
                                            Corning, NY  14831

                                            Prime Capital Corporation                              Director
                                            P.O. Box 8460

                                                                                                   NAME AND PRINCIPAL
NAME AND POSITION                           BUSINESS ADDRESS                                       CONNECTION WITH
WITH INVESTMENT ADVISER                     OF OTHER COMPANY                                       OTHER COMPANY
-----------------------                     ----------------                                       -------------
                                            Rolling Meadows, IL  60008

James M. Snyder                             NTQA                                                   Chairman, CEO and
 Executive Vice President                   50 South LaSalle Street                                 Director
                                            Chicago, IL  60675


Mark Stevens                                None
  Executive Vice President


Bide L. Thomas                              Commonwealth Edison Company                            Former President and a
  Director                                  One First National Plaza                                 Former Director
                                            Chicago, IL  60603

                                            Northern Trust Corporation                             Director
                                            50 South LaSalle Street
                                            Chicago, IL  60675

                                            R. R. Donnelley & Sons Company                         Director
                                            77 West Wacker Drive
                                            Chicago, IL  60601

                                            MYR Group Inc.                                         Director
                                            *(formerly L.E. Myers Company)
                                            2550 West Golf Road
                                            Rolling Meadows, IL  60008

                                            * Name change

William S. Trukenbrod                       None
  Executive Vice President


Frederick Waddell                           None
  Executive Vice President

Jeffrey H. Wessel                           NTQA                                                  President
  Executive Vice President                  50 South LaSalle Street                        Director
                                            Chicago, IL  60675

                                            Northern Trust Retirement                      Manager and
                                             Consulting, L.L.C.                              Executive Officer
                                            400 Perimeter Center Terrace
                                            Suite 850
                                            Atlanta, GA  30346



ITEM 29.          PRINCIPAL UNDERWRITER

                  (a) Sunstone Distribution Services, LLC currently serves as distributor of the shares of The Haven Capital Management Trust, The Marsico Investment Fund, Green Century Funds and First Omaha Funds, Inc.

                  (b) To the best of Registrant's knowledge, the directors and executive officers of Sunstone Distribution Services, LLC, distributor for Registrant, are as follows:

                                            POSITIONS AND
                                            OFFICES WITH                                POSITIONS AND
NAME AND PRINCIPAL                          SUNSTONE DISTRIBUTION                       OFFICES WITH
BUSINESS ADDRESS                            SERVICES, LLC                               REGISTRANT
----------------                            -------------                               ----------
Miriam M. Allison                           President and Member                        Vice President
207 E. Buffalo Street                                                                   and Treasurer
Suite 400
Milwaukee, WI  53202

Daniel S. Allison                           Secretary                                   None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Mary M. Tenwinkel                           Vice President                              Vice President
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202

Terry Ladwig                                Vice President                              None
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202




                  (c)      None


ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS

                  The Agreement and Declaration of Trust, By-laws and minute books of the Registrant are in the physical possession of Drinker Biddle & Reath LLP, 1100 Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107. Records relating to Sunstone Financial Group, Inc.'s functions as administrator, and Sunstone Distribution Services, LLC's functions as distributor, for the Registrant are located at 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675 or 801 S. Canal Street, Chicago, Illinois 60607 (relating to transfer agent).


ITEM 31.          MANAGEMENT SERVICES

                  (a)      Not Applicable.


ITEM 32.          UNDERTAKINGS

                  (a)      (i)      Registrant hereby undertakes to file a
Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 14 for the Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund and Arizona Tax-Exempt Fund.

                           (ii)     Registrant hereby undertakes to file a
Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 15 for the Small Cap Index Fund.

                           (iii)    Registrant hereby undertakes to file a
Post-Effective Amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's Post-Effective Amendment No. 18 for the Mid Cap Growth Fund.


                  (b) Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to any recipient of a Prospectus for the U.S. Government Fund, Short-Intermediate U.S. Government Fund, Fixed Income Fund, Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, International Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund, Technology Fund, Small Cap Index Fund and Mid Cap Growth Fund.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 20th day of March, 1998.


                                          NORTHERN FUNDS


                                          By:  /s/ Miriam M. Allison
                                               ---------------------------------
                                               Miriam M. Allison
                                               Treasurer


                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to Registrants' Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



            Name                                     Title                                      Date
            ----                                     -----                                      ----
   /*/ Silas S. Cathcart*                            Trustee and                        March 20, 1998
-------------------------------                      President (Chief
    Silas S. Cathcart                                Executive Officer)




   /s/ Miriam M. Allison                             Treasurer                          March 20, 1998
-------------------------------                      (Chief Financial
    Miriam M. Allison                                and Accounting
                                                     Officer)




    /*/ James W. Cozad*                              Trustee                            March 20, 1998
-------------------------------
      James W. Cozad



    /*/ Wesley M. Dixon, Jr.*                        Trustee                            March 20, 1998
-------------------------------
      Wesley M. Dixon, Jr.



    /*/ William J. Dolan, Jr.*                       Trustee                            March 20, 1998
-------------------------------
       William J. Dolan, Jr.



    /*/ Raymond E. George, Jr.*                      Trustee                            March 20, 1998
-------------------------------
       Raymond E. George, Jr.



-------------------------------                      Trustee                            March __, 1998
      Michael E. Murphy



*By:  /s/ Miriam M. Allison                                                             March 20, 1998
    ---------------------------
       Miriam M. Allison,
       Attorney-in-fact

                                 NORTHERN FUNDS

                        (A Massachusetts Business Trust)

                            CERTIFICATE OF SECRETARY


              The foregoing resolution was duly adopted by the Board of Trustees of Northern Funds at a Meeting of the Board of Trustees held on February 18, 1998, and remains in effect on the date hereof:

              RESOLVED, that the trustees and officers of Northern Funds who may be required to execute any amendment to the Registration Statement of Northern Funds be, and each of them hereby is, authorized to execute a Power of Attorney appointing Jeffrey A. Dalke and Miriam M. Allison, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of Northern Funds, any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said trustees or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.


              IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 1998.




                                                 /s/ Jeffrey A. Dalke
                                                 --------------------
                                                 Jeffrey A. Dalke
                                                 Secretary

                                 NORTHERN FUNDS



                                POWER OF ATTORNEY



              Know All Men by These Presents, that the undersigned, Silas S. Cathcart, hereby constitutes and appoints Jeffrey A. Dalke and Miriam M. Allison and either of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each of said attorneys shall have full power of substitution and resubstitution; and each of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, said acts of each of the said attorneys being hereby ratified and approved.




DATED:   October 13, 1993



/s/ Silas S. Cathcart
-------------------------
Silas S. Cathcart

                                 NORTHERN FUNDS



                                POWER OF ATTORNEY



              Know All Men by These Presents, that the undersigned, Miriam M. Allison, hereby constitutes and appoints Jeffrey A. Dalke her true and lawful attorney, to execute in her name, place, and stead, in her capacity as officer of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and resubstitution; and said attorney shall have full power and authority to do and perform in her name and on her behalf, in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as she might or could do in person, said acts of said attorney being hereby ratified and approved.




DATED:   March 7, 1994



/s/ Miriam A. Allison
-----------------------------
Miriam A. Allison

                                 NORTHERN FUNDS



                                POWER OF ATTORNEY



              Know All Men by These Presents, that the undersigned, James W. Cozad, hereby constitutes and appoints Jeffrey A. Dalke and Miriam M. Allison and either of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each of said attorneys shall have full power of substitution and resubstitution; and each of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, said acts of each of the said attorneys being hereby ratified and approved.




DATED:   October 13, 1993



/s/ James W. Cozad
-----------------------------
James W. Cozad

                                 NORTHERN FUNDS



                                POWER OF ATTORNEY



              Know All Men by These Presents, that the undersigned, Wesley M. Dixon, Jr., hereby constitutes and appoints Jeffrey A. Dalke and Miriam M. Allison and either of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each of said attorneys shall have full power of substitution and resubstitution; and each of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, said acts of each of the said attorneys being hereby ratified and approved.




DATED:   February 24, 1994



/s/ Wesley M. Dixon, Jr.
-----------------------------
Wesley M. Dixon, Jr.

                                 NORTHERN FUNDS



                                POWER OF ATTORNEY



              Know All Men by These Presents, that the undersigned, William J. Dolan, Jr., hereby constitutes and appoints Jeffrey A. Dalke and Miriam M. Allison and either of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each of said attorneys shall have full power of substitution and resubstitution; and each of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, said acts of each of the said attorneys being hereby ratified and approved.




DATED:   February 28, 1994



/s/ William J. Dolan, Jr.
-----------------------------
William J. Dolan, Jr.

                                 NORTHERN FUNDS



                                POWER OF ATTORNEY



              Know All Men by These Presents, that the undersigned, Raymond E. George, Jr., hereby constitutes and appoints Jeffrey A. Dalke and Miriam M. Allison and either of them, his true and lawful attorney, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of the Trust, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each of said attorneys shall have full power of substitution and resubstitution; and each of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, said acts of each of the said attorneys being hereby ratified and approved.




DATED:   February 23, 1994



/s/ Raymond E. George, Jr.
-----------------------------
Raymond E. George, Jr.

                                 NORTHERN FUNDS
                                  EXHIBIT INDEX


EXHIBITS


         1(k)     -        Amendment No. 10 to Agreement and Declaration of
                           Trust dated November 18, 1997.

         5(e)     -        Addendum No. 5 to the Investment Advisory
                           Agreement.

         5(f)     -        Addendum No. 6 to the Investment Advisory
                           Agreement.

         5(g)     -        Form of Assumption Agreement.

         6(a)     -        Amended and Restated Schedule A to the
                           Distribution Agreement.

         8(k)     -        Addendum No. 5 to the Transfer Agency Agreement.

         8(l)     -        Addendum No. 6 to the Custodian Agreement.

         8(o)     -        Addendum No. 7 to the Custodian Agreement.

         8(p)     -        Addendum No. 1 to the Foreign Custody Agreement.

         8(q)     -        Addendum No. 6 to the Transfer Agency Agreement.

         9(c)     -        Amended and Restated Schedule A to the
                           Administration Agreement.

         11(a)    -        Consent of Drinker Biddle & Reath LLP.

         11(b)    -        Consent of Independent Public Accountants

         17       -        Financial Data Schedules with respect to the Money
                           Market, U.S. Government Money Market, U.S.
                           Government Select Money Market, Municipal Money
                           Market, California Municipal Money Market, U.S.
                           Government, Intermediate Tax-Exempt, Florida
                           Intermediate Tax-Exempt, Fixed Income, Tax-Exempt,
                           International Fixed Income, Income Equity, Stock
                           Index, Growth Equity, Select Equity, Small Cap,
                           International Growth Equity, International Select
                           Equity and Technology Funds.